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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-01743

The Alger Funds II
(Exact name of registrant as specified in charter)

360 Park Avenue South New York, New York			10010
(Address of principal executive offices)			(Zip code)

Mr. Hal Liebes Fred Alger Management, Inc. 360 Park Avenue South New York, New York 10010
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-806-8800

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2013

ITEM 1.  REPORTS TO STOCKHOLDERS.

The Alger Funds II

ANNUAL REPORT
October 31, 2013

Table of Contents

THE ALGER FUNDS II

Shareholders’ Letter (Unaudited)	1

Fund Highlights (Unaudited)	14

Portfolio Summary (Unaudited)	19

Schedules of Investments	20

Statements of Assets and Liabilities	54

Statements of Operations	60

Statements of Changes in Net Assets	63

Financial Highlights	68

Notes to Financial Statements	84

Report of Independent Registered Public Accounting Firm	105

Additional Information (Unaudited)	106

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Shareholders’ Letter	November 21, 2013

Dear Shareholders,

The strong equity rally off of 2009 lows continued during the 12-month period ended October 31, 2013, with the S&P 500 Index generating a 27.18% return. Beyond U.S. borders, the MSCI All Country World Index ex-US returned 20.80% and the MSCI Emerging Markets Index returned 6.90%. In the aftermath of the global financial crisis, we have urged our clients to avoid selling equities during periods of volatility and to use short-term market declines as buying opportunities(1). In doing so, we have reiterated our belief that strong corporate fundamentals rather than fiscal policy and investor emotions are the ultimate driver of long-term equity performance. We have further maintained that corporate fundamentals—which have been strong in the aftermath of the global financial crisis—would continue improving as the U.S. economic expansion is driven by a real estate market recovery, an increase in business spending on fixed equipment, and consumer purchases of more expensive items such as automobiles, appliances, and other home furnishings. At the same time, we have maintained that growth in non-U.S. economies would boost exports and expand operations in other countries. In this shareholder letter, we discuss how those factors have supported equity markets and, more importantly, may provide substantial support to equities in the coming year.

Fiscal and Monetary Policy Drives Volatility

As the 12-month reporting period started, investors grew fearful that Congress would fail to meet a year-end deadline for avoiding the fiscal cliff, or $110 billion in annual budget cuts and the expiration of the Bush tax cuts, the payroll tax holiday, and other tax breaks. Some economists estimated that the spending cuts, combined with the tax hikes, would reduce the nation’s gross domestic product growth by as much as 1.9 percentage points and possibly push the country back into a painful recession. Congress eventually agreed to preserve certain tax cuts while delaying the spending cuts, so that only $85 billion would be trimmed from the 2013 budget, while the full amount of the cuts would apply in 2014 and in later years. Yet, the headwind of spending cuts and higher taxes, while dampening economic growth, fell short of creating a recession, with the Bureau of Economic Analysis reporting that GDP expanded 1.1% and 2.5%, respectively, in the first and second quarters of 2013.

Fiscal policy also captured investors’ attention when political dysfunction over the nation’s debt ceiling and budget caused a government shutdown and fears that the U.S. would default on its debt. Congress and the White House eventually avoided the default with legislation authorizing continued debt issuance until early February, but not before partisan politics resulted in a short-term government shutdown. Investors who used the dysfunction to validate their concerns over the nation’s fiscal health, however, overlooked, in our view, an important point—economic growth, increased tax revenues, and spending cuts are causing the country’s deficit to decline. In January of 2012, the deficit was comparable to 6.8% of GDP. That declined to 4.0% in January of 2013 and is expected to decline to only 3.4% by January of 2014, according to data from the U.S. Census Bureau and Cornerstone Macro LP.

(1) See Alger Summer 2010 Market Commentary, August 4, 2010.

Fiscal policy, of course, wasn’t the only cause of jitters among investors. At times, Federal Reserve officials said that as the economy strengthens, the central bank should be prepared to taper quantitative easing, which entails buying up to $85 billion in debt securities monthly to keep interest rates low. Not surprisingly, the comments fueled market volatility as investors feared the policy change could dampen economic growth by causing interest rates to climb. Fed officials quickly responded by emphasizing that tapering will only occur if the economy appears to be strong enough to continue growing as the stimulus is decreased. They emphasized that additional economic growth must occur prior to tapering and even then the tapering would be done judiciously.

Economy Proves Resilient

Even with tax increases, considerable government spending cuts, and slow GDP growth, many indicators pointed to continued strengthening of the U.S. economy, with the unemployment rate dropping from 7.9% in October of 2012 to 7.2% in September of 2013. Perhaps more impressive were gains in real estate, with the S&P/Case-Shiller 20-City Composite Home Price Index, which measures home prices in 20 metropolitan areas, climbing 12.8% from October of 2012 to August of 2013. In addition, the value of new residential, private-sector construction completed year to date as of August of 2013 climbed 20.5% compared to the same period in 2012, according to the U.S. Census Bureau. Construction completed on lodging climbed 26.6%; offices, 8.5%; and manufacturing facilities, 3.6%. As a result, unemployment has fallen dramatically in the construction industry after having hit a staggering post-financial crisis high of 27.1% (non-seasonally adjusted) in February of 2010. By the start of the reporting period, this rate had already declined to 12.2% and during the reporting period, declined further to a low of 8.5% in September. In another encouraging sign, consumer purchases of higher cost items grew, with sales of luxury cars during the first nine months of 2013 increasing 12% year over year while sales of inexpensive cars climbed 6.1%, according to Autodata Corp.

Corporate Fundamentals Remain Strong

Corporate fundamentals also supported investor enthusiasm. As of the end of 2012, non-financial S&P 500 companies held $1.25 trillion in cash, according to Goldman Sachs. Impressively, corporate cash levels reached $1.30 trillion by June of 2013. Free cash flow also remained strong during the reporting period. It is typically measured as free-cash-flow yield, which is the ratio of a company’s valuation to cash generated from operations that remains after capital expenditures and operating expenses. As of early October, large cap stocks (not including Financials and Utilities) had a free-cash-flow yield of 4.73% compared to the 50-year average of 3.80% (according to research firm Empirical Research Partners).

Investors benefited in many ways from corporations’ strong fundamentals, with companies greatly ramping up their dividends and stock buybacks. For the 12-month period ended in August, Russell 1000 Index companies announced $455 billion in stock buybacks, up 32% year over year. When including dividends, cash returned to investors climbed to $821 billion, exceeding the previous high of $787 billion in 2007, according to J.P. Morgan. We believe that strong business performance is likely to support corporate fundamentals, and we note that revenue growth and strong spending discipline resulted in S&P 500 earnings growing 3.73% year over year during the first quarter of 2013 and 4.04% during the second quarter, according to Goldman Sachs. Based on estimates, third quarter earnings grew 3.41% and fourth quarter earnings are expected to grow 4.63%.

Foreign Countries Generate Strong Gains

Broadly speaking, foreign equity markets generated strong results during the reporting period, with many developed markets producing noteworthy performance. Within the MSCI All Country World Index, Finland, Ireland, Spain, Japan, and the Netherlands were among the top performing developed nations, with each country generating returns in excess of 30%. Even Israel, Canada, and Hong Kong, which were among the worst performing developed markets, still produced positive returns.

Within the MSCI Emerging Markets Index, Poland, Taiwan, and the Philippines performed best with double digit returns that nevertheless trailed U.S. equities as measured by the S&P 500 Index. Peru, Indonesia and Chile were the worst performers and were among a handful of countries with negative returns.

During the reporting period, economic growth in Brazil, Russia, India, and China fell short of expectations, while other countries showed encouraging signs. Japanese businesses reported strong earnings during the final months of the reporting period and the country’s second-quarter GDP growth was revised upward from 2.6% to 3.8%. Land prices during the summer months, meanwhile, increased in 66 of 150 survey areas, according to research firm ISI. In Europe, France emerged from a recession, while economic growth in the United Kingdom and Germany also accelerated. Even Ireland and Portugal showed signs of economic improvement. Broadly speaking, the common outlook for the euro zone became less negative.

Foreign countries continued to buy U.S. products, with American exports—including energy commodities—having increased. Corporations also enjoyed growing foreign demand for services for professional, business, and technical needs. An uptick in royalties and licensing also helped boost U.S. exports. As a result, from November of 2012 to August of 2013, the U.S. exported $1.87 trillion in goods and services, up from $1.82 from November 2011 to August 2012. With U.S. exports growing faster than imports, the country’s trade deficit declined from $464.83 billion during the nine-month period ended in August of 2012 to only $402.59 billion during the same period in 2013.

Reasons for Optimism

We believe that many of the factors that supported investor enthusiasm during the reporting period will continue in 2014 and that equity markets have potential for generating additional gains. On the fiscal front, next year will be the first year in which the full impact of the sequester occurs, with $110 billion in spending cuts in discretionary spending expected. It’s important to note, however, that the cuts are from 2012 spending levels, not 2013, so government spending next year will decline by only $25 billion year over year. The budget cuts, therefore, should have only a minimal, if any, impact on GDP. At the same time, data from Cornerstone Macro shows that finances for many state and local governments have been strengthening, which suggests that the public sector job market may improve. With that in mind, economic forecasts for 2014 are encouraging. J.P. Morgan expects unemployment will decline to 6.8% by the end of 2014 and GDP will grow at a modest but nevertheless positive rate of 2.7% by the end of next year.

Drivers of Economic Growth

We believe that the U.S. housing market recovery will continue, as strong demand for homes exists. Over the past few years, many Americans continued to live with relatives or friends as they felt insecure about the economy and their careers. As the job market improves and the economy strengthens, Americans living with relatives and friends are likely to become more confident in their finances and start shopping for their own homes, which could provide additional support to the ongoing recovery in the real estate market. We note that low interest rates and attractive real estate prices have increased the affordability of houses, which could entice many Americans to become homeowners and then in turn purchase household items, such as furniture and appliances.

Existing homeowners, meanwhile, are feeling better about their finances, with their wealth increasing as the values of their homes and equity investments climb, so we think Americans are likely to increase their spending on big ticket items, including cars. Home values and equity investments contributed to Americans’ wealth in 2009, 2010, and 2012, according to J.P. Morgan Chase. Last year was particularly noteworthy, with gains in real estate and stocks totaling $4.4 trillion. The combination of increasing wealth and pent up demand for cars and other items may drive an increase in consumer spending. Automobile data tracker Edmunds.com, for example, points out that the average age of automobiles in 2013 was 11.4 years and that it expects U.S. consumers to purchase 16.4 million cars next year, which would be the highest level since 2006, when 16.5 million cars were purchased.

Corporate Fundamentals in 2014

As noted previously, equity prices were supported during the reporting period by corporations increasing their dividends, conducting stock buybacks, and making acquisitions. With high cash balances and strong cash flow, corporations are likely to continue that trend in 2014. Goldman Sachs expects corporations to increase dividends 10% in 2014. It also estimates that corporations will increase share buybacks by 10% and cash acquisitions by 13%. All of those actions, we believe, will provide considerable support to equities. Corporations, we believe, also have built up demand for new equipment and facilities, and we expect businesses to satisfy that demand in 2014. Spending on such items stayed below 2008 levels until 2011, when S&P 500 companies spent $567 billion on capital expenditures. Capital expenditures increased in 2012 and are expected to reach $649 billion in 2013 and $672 billion in 2014 based on Goldman Sachs estimates. The increased spending, we maintain, will create attractive opportunities for providers of manufacturing equipment and other business tools to continue growing their revenues and further strengthening their fundamentals.

Global Growth may also Support Equities

Corporate fundamentals, increased corporate capital expenditures, a recovering real estate market, and an uptick in consumer spending aren’t the only things that may support the U.S. economy and equities next year. Indeed, global economic growth in 2014 is expected to strengthen, which will provide additional opportunities for U.S. exporters and companies with operations in non-U.S. markets. The International Monetary Fund (IMF) estimates that the global economy will grow 3.6% next year, up from an estimated rate of 2.9% in 2013. Impressively, the IMF says the economies of Italy and Spain are expected to switch from contracting in 2013 to expanding in 2014 and we expect the European Central Bank to continue with its accommodative policy that is providing considerable economic stimulus. Emerging market economies, in aggregate, are also expected to improve, growing 5.1% next year, up from 4.5% in 2013, according IMF estimates. We also believe that growing developed-market economies will increase their imports of products from emerging markets, which should support growth in emerging economies. Global economic expansion, furthermore, is likely to help U.S. companies grow revenues in non-U.S. markets.

The IMF also estimates that world trade volume as a percentage of global GDP is expected to increase from 2.9% to 4.9% in 2014. With ongoing improvements in U.S. energy production and other trends, American corporations are expected to be strong beneficiaries of increased world trade, with J.P. Morgan estimating that our country’s exports will increase 5.9% in 2014.

Fiscal and Monetary Policy

Equity investors will have to contend with concerns that Washington may fail to strike an agreement on increasing the nation’s debt ceiling in February and cause a national default on U.S. debt. As dysfunctional as Washington has been, we think such an outcome is unlikely and if it does occur, it would be short lived. Simply put, the consequences of a default would be so severe that we think our elected officials will find some type of resolution to the issue. At the same time, as the U.S. economy strengthens, the unwinding of quantitative easing by the Federal Reserve will become more likely. We think any eventual tapering will be done gradually and with great caution to avoid slamming the breaks on the slow but steady economic recovery.

The Road Ahead

Alger believes that companies undergoing Positive Dynamic Change are likely to experience earnings growth, so they offer strong potential for generating attractive long-term performance. Positive Dynamic Change can include product innovation, demographic trends, new regulations, management team changes, growing product demand, and market dominance. Encouragingly, many of the trends discussed previously, such as a strengthening real estate market, increased capital expenditures, stronger car sales, and growth of non-U.S. markets, are creating Positive Dynamic Change opportunities that can help leading companies generate strong earnings. With that in mind this is an exciting time for our firm and our clients as Alger analysts relentlessly search for companies that can benefit from the many forms of Positive Dynamic Change that are occurring across the globe.

Portfolio Matters

Alger Spectra Fund

Class A shares of the Alger Spectra Fund returned 29.29% for the fiscal 12-month period ended October 31, 2013, before the application of the upfront sales charge, compared to the 29.16% return of the Russell 3000 Growth Index.

During the period, the largest sector weightings were Information Technology and Consumer Discretionary. The largest sector overweight was Financials and the largest sector underweight was Consumer Staples. Relative outperformance in the Information Technology and Financials sectors was the most important contributor to performance, while Consumer Staples and Health Care detracted from results.

For the reporting period, the Fund’s average portfolio allocation to long positions, which was increased by leverage, was 103.35% of assets. In aggregate, long positions contributed approximately 30.81% to performance. The Fund’s average allocation to short positions was - 5.79%. The short positions provided an approximately 1.52% drag on performance.

Among the most important relative contributors were Facebook, Inc.; CVS Caremark Corp.; Morgan Stanley; Pioneer Natural Resources Co.; and CBS Corp., Cl. B. Later in the reporting period, social network operator Facebook announced second-quarter revenues, margins, and earnings that significantly exceeded consensus expectations, while annual ad revenue growth had accelerated to 61%. The increased use of Facebook via mobile devices and an established track record for mobile device advertising with the company’s website helped Facebook increase ad sales and generate the strong results.

Conversely, detracting from overall results on a relative basis were Microsoft Corp.; Visa, Inc., Cl. A; Biogen Idec, Inc.; The Home Depot, Inc.; and Becton Dickinson and Co. Microsoft performed strongly during the reporting period; however, the Fund’s holding period for the position resulted in the shares having a negative impact on relative performance.

Among short positions, Elizabeth Arden, Inc. made the greatest contribution to relative performance while Becton Dickinson provided the largest drag on results. Becton Dickinson is a health care supplies provider. We shorted the company because of our concerns over its exposure to foreign currency and because its plans to expand in emerging markets could hurt earnings. Investors appear to have disregarded those concerns as the stock generated strong gains along with the overall equity market. Short positions entail borrowing stock not owned and selling it.  As the stock price of Becton Dickinson increased, the portfolio’s cost of replacing the borrowed stock increased, resulting in the position having a negative impact on performance.

Elizabeth Arden is a cosmetics and personal care products manufacturer that we believe has been too optimistic with its guidance while it was overhauling its Arden brand. During the third quarter, the company said it generated disappointing quarterly results and it reduced forward guidance, causing its stock price to decline. As the stock price of Elizabeth Arden declined, the portfolio’s cost of replacing the borrowed stock decreased, resulting in the position having a positive impact on performance.

Alger Green Fund

Class A shares of the Alger Green Fund returned 31.63% before the application of the upfront sales charge for the fiscal 12-month period ended October 31, 2013, compared to the 29.16% return of the Russell 3000 Growth Index.

The Fund seeks long-term capital appreciation by investing at least 80% of its net assets in equity securities of companies of any size that, in the opinion of the Fund’s management, conduct their business in an environmentally sustainable manner while demonstrating promising growth potential. The Fund’s performance, therefore, can be challenged during times when investor enthusiasm for environmentally sustainable companies declines, but it can benefit when investors favor such companies. During the period, the effect of the Fund’s focus on environmentally sustainable companies appeared to be neutral as the Fund’s performance was roughly in line with its benchmark.

During the period, the largest sector weightings were Information Technology and Industrials. The largest sector overweight was Industrials and the largest sector underweight was Health Care. Relative outperformance in the Information Technology and Industrials sectors was the most important contributor to performance, while Health Care and Energy detracted from results.

Among the most important relative contributors were Tesla Motors, Inc.; Cree, Inc.; First Solar, Inc.; Discovery Communications, Inc., Cl. A; and Johnson Controls, Inc. Shares of

Tesla performed strongly during the quarter as investors were enthusiastic about the outlook for the company’s electric car.

Conversely, detracting from overall results on a relative basis were The Home Depot Inc.; Microsoft Corp.; NIKE, Inc., Cl. B; Bristol-Myers Squibb Co.; and Expedia, Inc. Online travel agent Expedia announced disappointing second-quarter results and issued weak forward guidance. Expedia generates users, in part, through TripAdvisor, which has traditionally provided banner ads for travel agents that popped up after web surfers checked prices for travel arrangements. TripAdvisor recently switched to a metasearch system that requires firms such as Expedia to bid for placement of links to their web pages. Expedia didn’t bid aggressively enough and lost market share.

Alger Analyst Fund

Class A shares of the Alger Analyst Fund returned 35.40% before the application of the upfront sales charge for the fiscal 12-month period ended October 31, 2013, compared to the 33.93% return of the Russell Midcap Growth Index.

During the period, the largest sector weightings were Consumer Discretionary and Information Technology. The largest sector overweight was Consumer Discretionary and the largest sector underweight was Financials. Relative outperformance in the Information Technology and Consumer Discretionary sectors was the most important contributor to performance, while Consumer Staples and Financials detracted from results.

Among the most important relative contributors were Fifth & Pacific Cos, Inc.; Lincoln National Corp.; CBS Corp. Cl. B; Actavis Plc; and Las Vegas Sands Corp. Shares of Fifth & Pacific performed strongly after the manufacturer and marketer of clothing and accessories under brands such as Juicy Couture, Lucky Brand, Kate Spade, and Jack Spade reported strong operating results for its Kate Spade brand. Speculation that management would sell Juicy and Lucky brands also supported performance of the stock.

Conversely, detracting from overall results on a relative basis were Apple, Inc.; Ross Stores, Inc.; Regeneron Pharmaceuticals, Inc.; Charter Communications, Inc., Cl. A; and Hecla Mining Co. Performance of Apple shares weakened during the early portion of the reporting period in response to concerns that considerable penetration of the high-end telephone market may slow sales growth and hurt the company’s high margins, despite a positive outlook for international sales of lower-priced phones.

Alger Dynamic Opportunities Fund

Class A shares of the Alger Dynamic Opportunities Fund returned 16.01% before the application of the upfront sales charge for the fiscal 12-month period ended October 31, 2013, compared to the 27.18% return of the Fund’s benchmark, the S&P 500 Index.

The Fund uses a strategy that includes long and short positions. The strategy seeks to generate market-like returns over long-term periods, generally three to five years, while limiting the impact upon performance of market downturns. During shorter-term periods, such strategies may underperform when markets generate strong gains, perform in line or modestly outperform when markets are flat and outperform when markets decline.

During the reporting period, the Fund’s long exposure decreased from 87.50% to 69.22% of assets. The Fund’s average long exposure was 73.55%. Long positions, in aggregate,

outperformed the Fund’s benchmark and had an approximately 21.93% contribution to absolute performance. Short positions were decreased from -21.22% of assets to -20.81%. The average allocation to short position was -20.48%. Short positions trailed the performance of the Fund’s benchmark and detracted 5.92% from performance. Net exposure, which is the difference between long and short exposure, was 53.07%.

Based on net weightings of short and long positions, Information Technology and Consumer Discretionary were the largest sector weightings. There were no sector overweights, while the Financials sector was the largest underweight.

Among the most important relative contributors were Facebook, Inc.; Apple, Inc.; Apollo Global Management LLC; CBS Corp. Cl. B; and Pioneer Natural Resources Co. Shares of Facebook performed strongly due to reasons described in the Alger Spectra Fund discussion.

Conversely, detracting from overall results on a relative basis were Celgene Corp.; Sony Corp. Sponsored ADR; JPMorgan Chase & Co.; iShares Russell 2000 ETF; and Wells Fargo & Co. Shares of JPMorgan performed strongly during the reporting period; however, the Fund established a position in the company later in the period and the shares declined during the holding period.

Among short positions, Elizabeth Arden, Inc. had the greatest contribution to relative performance while Sony detracted from results. The short position in Elizabeth Arden contributed to performance as a result of factors described in the Alger Spectra Fund discussion. Shares of Sony performed strongly along with shares of other Japan-based companies, a result of the country ushering in economic reforms. Short positions entail borrowing stock not owned and selling it.  As the stock price of Sony increased, the portfolio’s cost of replacing the borrowed stock increased, resulting in the position having a negative impact on performance.

Alger Emerging Markets Fund

Class A shares of the Alger Emerging Markets Fund returned 14.31% before the application of the upfront sales charge for the fiscal 12-month period ended October 31, 2013, compared to the 6.90% return of its benchmark, the MSCI Emerging Markets Index.

During the reporting period, the largest sector weightings were Financials and Consumer Discretionary. The largest sector overweight was Consumer Discretionary and the largest sector underweight was Financials. Relative outperformance in the Consumer Discretionary and Information Technology sectors was the most important contributor to performance, while Energy and Telecommunication Services detracted from results.

Colombia, Russia, and Hong Kong were the largest country overweightings, while China, Korea, and Poland were the largest underweightings. Stock selection relative to benchmark country counterparts was strongest in Russia, Hong Kong, and Mexico and weakest in Chile, Poland, and Portugal. The combination of stock selection and country overweighting resulted in Russia and Mexico having the greatest contribution to performance, while Poland and Turkey were among countries that detracted from results.

Among the most important relative contributors were Qiwi Plc Sponsored ADR, Cl. B; Great Wall Motor Co. Ltd., Cl. H; Yandex NV Cl. A; Chailease Holding Co. Ltd.; and

Ginko International Co. Ltd. Among contributors, Qiwi is a virtual payment system operator in Russia. Its second quarter revenue was strong and the company raised full-year guidance, adjusting revenue growth guidance up to 27-30% and net income growth guidance to 35-40%.

Conversely, detracting from overall results on a relative basis were Dish TV India Ltd.; Empresas La Polar S.A.; Taiwan Semiconductor Manufacturing Co. Ltd.; Digital China Holdings Ltd.; and DEN Networks Ltd. Later in the reporting period, Taiwan Semiconductor provided a near-term growth outlook that was less than expected due to a sharper-than-normal inventory adjustment and lackluster demand for high-end smartphones.

As always, we strive to deliver consistently superior investment results to you, our shareholders, and we thank you for your business and continued confidence in Alger.

Respectfully submitted,

Daniel C. Chung, CFA

Chief Investment Officer

Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses, or taxes.

This report and the financial statements contained herein are submitted for the general information of shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus for the Fund. Fund performance returns represent the fiscal 12-month period return of Class A shares without the deduction of applicable sales charges and include the reinvestment of any dividends or distributions.

The performance data quoted represents past performance, which is not an indication or guarantee of future results.

Standardized performance results can be found on the following pages. The investment return and principal value of an investment in a fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Recent performance has been impacted by an unusually strong period in the U.S. equity market and there is no guarantee that such conditions will be repeated. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit us at www.alger.com or call us at (800) 992-3863.

The views and opinions of the Fund’s management in this report are as of the date of the Shareholders Letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in a fund or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in a fund and transactions in such securities, if any, may be for a variety of reasons, including without limitation, in response to cash flows, inclusion in a benchmark, and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in a Fund. Please refer to the Schedule of Investments for each Fund which is included in this report for a complete list of Fund holdings as of October 31, 2013. Securities mentioned in the Shareholders letter, if not found in the Schedule of Investments, may have been held by the Funds during the fiscal period.

A Word about Risk

Growth stocks tend to be more volatile than other stocks as the price of growth stocks tends to be higher in relation to their companies’ earnings and may be more sensitive to market, political and economic developments. Investing in the stock market involves gains and losses and may not be suitable for all investors. Stocks of small- and mid-sized companies are subject to greater risk than stocks of larger, more established companies owing to such factors as limited liquidity, inexperienced management, and limited financial resources. Investing in foreign securities involves additional risk (including currency risk, risks related to political, social or economic conditions, and risks associated with foreign markets, such as increased volatility, limited liquidity, less stringent regulatory and legal system, and lack of industry and country diversification), and may not be suitable for all investors. Special risks associated with investments in emerging country issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and different auditing and legal standards.

Foreign currencies are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls. Some of the countries where a Fund can invest may have restrictions that could limit the access to investment opportunities. The securities of issuers located in emerging markets can be more volatile and less liquid than those of issuers in more mature economies. Investing in emerging markets involves higher levels of risk, including increased information, market, and valuation risks, and may not be suitable for all investors.

Funds that participate in leveraging are subject to the risk that borrowing money to leverage will exceed the returns for securities purchased or that the securities purchased may actually go down in value; thus, the Fund’s net asset value can decrease more quickly than if the Fund had not borrowed. The Alger Spectra Fund and the Alger Dynamic Opportunities Fund may engage in short sales, which presents additional risk. To engage in a short sale, a Fund arranges with a broker to borrow the security being sold short. In order to close out its short position, a Fund will replace the security by purchasing the security at the price prevailing at the time of replacement. The Fund will incur a loss if the price of the security sold short has increased since the time of the short sale and may experience a gain if the price has decreased since the short sale.

The Alger Green Fund’s environmental focus may limit the investment options available to the Fund and may result in lower returns than returns of funds not subject to such investment considerations. For a more detailed discussion of the risks associated with a Fund, please see the Fund’s prospectus.

Before investing, carefully consider a Fund’s investment objective, risks, charges, and expenses.

For a prospectus or a summary prospectus containing this and other information about the Alger Funds II call us at (800) 992-3863 or visit us at www.alger.com. Read it carefully before investing.

Fred Alger & Company, Incorporated, Distributor. Member NYSE Euronext, SIPC.

NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.

Index Definitions:

•                  The Morgan Stanley Capital International (MSCI) Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

•                  The MSCI ALL COUNTRY WORLD Index ex US is a market capitalization-weighted index designed to provide a broad measure of equity market performance throughout the world, including both developed and emerging markets, but excluding the United States.

•                  The S&P/Case-Shiller 20-City Composite Home Price Index is an index of housing prices in the U.S.

•                  The MSCI ALL COUNTRY WORLD Index is a free float-adjust market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

•                  The Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on the total market capitalization, which represents 98% of the U.S. Equity Market.

•                  The Russell 1000 Growth Index is an unmanaged index designed to measure the performance of the largest 1,000 companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values.

•                  The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe.

•                  The Standard & Poor’s 500 Index is an index of large-company common stocks and is considered to be representative of the U.S. stock market.

•                  The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market.

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains.

Alger Spectra Fund operated as a closed-end fund from August 23, 1978 to February 12, 1996, during which time the calculation of total return assumes dividends were reinvested at market value.  Had dividends not been reinvested, performance would have been lower. Performance from February 13, 1996 through September 23, 2008 is that of the fund’s Class N shares, adjusted to reflect applicable sales charges and operating expenses.

Alger Green Fund’s performance figures prior to January 12, 2007, are those of the Alger Green Institutional Fund and performance prior to October 19, 2006, represents the performance of the Alger Socially Responsible Growth Institutional Fund Class I, the predecessor fund to the Alger Green Institutional Fund. The predecessor fund followed different investment strategies and had a different portfolio manager. As of January 12, 2007, the Alger Green Institutional Fund became the Alger Green Fund.

FUND PERFORMANCE AS OF 9/30/13 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Alger Spectra Class A	14.08%	14.52%	11.65%
Alger Spectra Class C*	18.44%	14.90%	11.43%
Alger Spectra Class I†	20.49%	15.88%	12.32%

	1 YEAR	5 YEARS	Since 12/29/2010
Alger Spectra Class Z	20.76%	n/a	14.07%

*                 Historical performance prior to September 24, 2008, inception of the class, is that of the Fund’s Class A shares, adjusted to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

†                 Historical performance prior to September 24, 2008, inception of the class, is that of the Fund’s Class A shares, which has been adjusted to remove the front-end sales charge imposed by Class A shares.

FUND PERFORMANCE AS OF 9/30/13 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	SINCE INCEPTION
Alger Green Class A (Inception 12/4/00)	16.95%	7.92%	0.54%
Alger Green Class C (Inception 9/24/08)*	21.51%	8.23%	0.19%
Alger Green Class I (Inception 9/24/08)†	23.49%	9.06%	0.95%

Alger Analyst Class A (Inception 3/30/07)	22.24%	10.55%	5.64%
Alger Analyst Class C (Inception 9/24/08)*	27.28%	11.01%	5.76%
Alger Analyst Class I (Inception 9/24/08)†	29.06%	11.77%	6.50%

Alger Dynamic Opportunities Class A (Inception 11/2/09)	7.07%	n/a	5.30%
Alger Dynamic Opportunities Class C (Inception 12/29/10)‡	11.06%	n/a	5.93%
Alger Dynamic Opportunities Class Z (Inception 12/29/10)	13.17%	n/a	6.37%

Alger Emerging Markets Class A (Inception 12/29/10)	2.22%	n/a	(4.81)%
Alger Emerging Markets Class C (Inception 12/29/10)	6.07%	n/a	(3.82)%
Alger Emerging Markets Class I (Inception 12/29/10)	7.75%	n/a	(3.14)%

*                 Historical performance prior to September 24, 2008, inception of the class, is that of the Fund’s Class A shares, adjusted to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

†                 Historical performance prior to September 24, 2008, inception of the class, is that of the Fund’s Class A shares, which has been adjusted to remove the front-end sales charge imposed by Class A shares.

‡                 Historical performance prior to December 29, 2010, inception of the class, is that of the Fund’s Class A shares, adjusted to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

ALGER SPECTRA FUND

Fund Highlights Through October 31, 2013 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Spectra Fund Class A shares, with an initial 5.25% maximum sales charge, and the Russell 3000 Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2013. The figures for the Alger Spectra Fund Class A and the Russell 3000 Growth Index include reinvestment of dividends. Performance for the Alger Spectra Fund Class C, Class I and Class Z shares will vary from the results shown above due to the operating expenses and the current maximum sales charge of each share class.  Investors cannot invest directly in any index.  Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 10/31/13

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 12/31/1974
Class A (Inception 7/28/69)	22.48%	19.53%	11.35%	16.01%
Class C (Inception 9/24/08)*	27.38%	19.95%	11.15%	15.31%
Class I (Inception 9/24/08)†	29.30%	20.97%	12.03%	16.19%
Russell 3000 Growth Index	29.16%	17.65%	7.82%	n/a

	1 YEAR	5 YEARS	10 YEARS	Since 12/29/2010
Class Z (Inception 12/29/10)	29.68%	n/a	n/a	15.46%
Russell 3000 Growth Index	29.16%	n/a	n/a	15.05%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. Class A, C, and I historical performance is calculated from December 31, 1974, the first full calendar year that Fred Alger Management, Inc. was the Fund’s investment advisor.  The Fund operated as a closed-end fund from August 23, 1978 to February 12, 1996, during which time the calculation of total return assumes dividends were reinvested at market value.  Had dividends not been reinvested, performance would have been lower. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863

*                 Historical performance prior to September 24, 2008, inception of the class, is that of the Fund’s Class A shares, adjusted to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

†                 Historical performance prior to September 24, 2008, inception of the class, is that of the Fund’s Class A shares, which has been adjusted to remove the front-end sales charge imposed by Class A shares.

ALGER GREEN FUND

Fund Highlights Through October 31, 2013 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Green Fund Class A shares, with an initial 5.25% maximum sales charge, and the Russell 3000 Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2013.  The figures for the Alger Green Fund Class A and the Russell 3000 Growth Index include reinvestment of dividends. Performance for the Alger Green Fund Class C and Class I shares will vary from the results shown above due to the operating expenses and the current maximum sales charge of each share class.  Investors cannot invest directly in any index.  Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 10/31/13

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 12/4/2000
Class A (Inception 12/4/00)	24.72%	13.01%	7.57%	0.86%
Class C (Inception 9/24/08)*	29.45%	13.35%	7.32%	0.50%
Class I (Inception 9/24/08)†	31.68%	14.21%	8.14%	1.27%
Russell 3000 Growth Index	29.16%	17.65%	7.82%	3.11%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains.  Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge.  Performance figures prior to January 12, 2007, are those of the Alger Green Institutional Fund and performance prior to October 19, 2006, represents the performance of the Alger Socially Responsible Growth Institutional Fund Class I, the predecessor fund to the Alger Green Institutional Fund.  The predecessor fund followed different investment strategies and had a different portfolio manager.  As of January 12, 2007, the Alger Green Institutional Fund became the Alger Green Fund. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*                 Historical performance prior to September 24, 2008, inception of the class, is that of the Fund’s Class A shares, adjusted to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

†                 Historical performance prior to September 24, 2008, inception of the class, is that of the Fund’s Class A shares, which has been adjusted to remove the front-end sales charge imposed by Class A shares.

ALGER ANALYST FUND

Fund Highlights Through October 31, 2013 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Analyst Fund Class A shares, with an initial 5.25% maximum sales charge, and the Russell Midcap Growth Index (an unmanaged index of common stocks) from March 30, 2007, the inception date of the Alger Analyst Fund Class A, through October 31, 2013. The figures for the Alger Analyst Fund Class A and the Russell Midcap Growth Index include reinvestment of dividends.  Performance for the Alger Analyst Fund Class C and Class I shares will vary from the results shown above due to the operating expenses and the current maximum sales charge of each share class.  Investors cannot invest directly in any index.  Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 10/31/13

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 3/30/2007
Class A (Inception 3/30/07)	28.29%	16.17%	n/a	5.86%
Class C (Inception 9/24/08)*	33.63%	16.62%	n/a	5.96%
Class I (Inception 9/24/08)†	35.44%	17.44%	n/a	6.71%
Russell Midcap Growth Index	33.93%	20.32%	n/a	7.57%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*                 Historical performance prior to September 24, 2008, inception of the class, is that of the Fund’s Class A shares, adjusted to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

†                 Historical performance prior to September 24, 2008, inception of the class, is that of the Fund’s Class A shares, which has been adjusted to remove the front-end sales charge imposed by Class A shares.

ALGER DYNAMIC OPPORTUNITIES FUND ^

Fund Highlights Through October 31, 2013 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Dynamic Opportunities Fund Class A shares, with an initial 5.25% maximum sales charge, and the Blended S&P 500/3-Month London Interbank Offered Rate (“LIBOR”) and the S&P 500 Index (an unmanaged indices of common stocks) from November 2, 2009, the inception date of the Alger Dynamic Opportunities Fund Class A, through October 31, 2013. The figures for the Alger Dynamic Opportunities Fund Class A and the Blended S&P 500/LIBOR and the S&P 500 Index include reinvestment of dividends. Performance for the Alger Dynamic Opportunities Fund Class C and Class Z shares will vary from the results shown above due to the operating expenses and the current maximum sales charge of each share class. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 10/31/13

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 11/2/2009
Class A (Inception 11/2/09)	9.88%	n/a	n/a	5.55%
Class C (Inception 12/29/10)*	14.15%	n/a	n/a	6.16%
S&P 500 Index	27.18%	n/a	n/a	16.39%
Blended S&P 500 / LIBOR	13.10%	n/a	n/a	8.36%

	1 YEAR	5 YEARS	10 YEARS	Since 12/29/2010
Class Z (Inception 12/29/10)	16.29%	n/a	n/a	6.72%
S&P 500 Index	27.18%	n/a	n/a	14.86%
Blended S&P 500 / LIBOR	13.10%	n/a	n/a	7.58%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains.  Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge.  The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

^                  The Fund has changed its benchmark to the S&P 500 Index to provide a more meaningful performance comparison.

*                 Historical performance prior to December 29, 2010, inception of the class, is that of the Fund’s Class A shares, adjusted to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

ALGER EMERGING MARKETS FUND

Fund Highlights Through October 31, 2013 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Emerging Markets Fund Class A shares, with an initial 5.25% maximum sales charge, and the MSCI Emerging Markets Index (an unmanaged index of common stocks) from December 29, 2010, the inception date of the Alger Emerging Markets Fund Class A, through October 31, 2013. The figures for the Alger Emerging Markets Fund Class A and the MSCI Emerging Markets Index include reinvestment of dividends. Performance for the Alger Emerging Markets Fund Class C and Class I shares will vary from the results shown above due to differences in expense and sales charges those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 10/31/13

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 12/29/2010
Class A (Inception 12/29/10)	8.34%	n/a	n/a	(2.78)%
Class C (Inception 12/29/10)	12.34%	n/a	n/a	(1.84)%
Class I (Inception 12/29/10)	14.26%	n/a	n/a	(1.11)%
MSCI Emerging Markets Index	6.90%	n/a	n/a	(0.38)%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

PORTFOLIO SUMMARY†

October 31, 2013 (Unaudited)

				Alger Dynamic
SECTORS	Alger Spectra Fund*	Alger Green Fund	Alger Analyst Fund	Opportunities Fund*
Consumer Discretionary	23.2%	19.6%	27.7%	9.8%
Consumer Staples	6.8	6.6	5.1	1.7
Energy	6.1	0.5	5.4	4.9
Financials	7.5	2.7	5.9	3.0
Health Care	14.8	7.8	14.6	6.4
Industrials	10.6	21.4	12.7	4.4
Information Technology	26.5	28.8	19.1	14.7
Materials	2.5	5.7	6.0	3.5
Short-Term Investments and Net Other Assets	2.0	6.9	3.5	51.6
	100.0%	100.0%	100.0%	100.0%

COUNTRY	Alger Emerging Markets Fund
Brazil	10.4%
Cayman Islands	2.5
Chile	0.9
China	8.1
Colombia	2.9
Cyprus	2.3
Hong Kong	7.5
India	5.2
Indonesia	2.2
Italy	0.6
Laos	0.8
Malaysia	2.8
Mexico	5.0
Peru	1.3
Philippines	1.6
Portugal	0.5
Russia	5.2
South Africa	4.2
South Korea	15.6
Switzerland	1.0
Taiwan	10.5
Thailand	2.2
Turkey	1.5
United Kingdom	0.9
Virgin Islands (British)	0.6
Cash and Net Other Assets	3.7
100.0%

*                 Includes short sales as a reduction of sector exposure.

†                 Based on net assets for each fund

THE ALGER FUNDS II  |  ALGER SPECTRA FUND

Schedule of Investments‡ October 31, 2013

	SHARES	VALUE
COMMON STOCKS—105.3%
ADVERTISING—0.3%
Lamar Advertising Co., Cl. A*	194,500	$8,890,595

AEROSPACE & DEFENSE—3.7%
European Aeronautic Defence and Space Co., NV	198,300	13,626,830
Hexcel Corp.*	208,800	8,834,328
Honeywell International, Inc.+	444,900	38,586,177
The Boeing Co.	504,000	65,772,000
		126,819,335
AIR FREIGHT & LOGISTICS—0.5%
United Parcel Service, Inc., Cl. B	181,900	17,869,856

AIRLINES—0.8%
Copa Holdings SA, Cl. A	126,250	18,879,425
Delta Air Lines, Inc.	336,500	8,876,870
		27,756,295
ALTERNATIVE CARRIERS—0.7%
Cogent Communications Group, Inc.	639,954	22,481,584

APPAREL ACCESSORIES & LUXURY GOODS—2.3%
Fossil Group, Inc.*	70,500	8,949,270
Michael Kors Holdings Ltd.*	325,830	25,072,618
PVH Corp.	216,500	26,969,405
Ralph Lauren Corp.	114,800	19,015,472
		80,006,765
APPAREL RETAIL—0.7%
L Brands, Inc.	291,900	18,275,859
VF Corp.	23,804	5,117,860
		23,393,719
APPLICATION SOFTWARE—1.9%
Cadence Design Systems, Inc.*	1,565,100	20,299,347
Salesforce.com, Inc.*	705,236	37,631,393
SAP AG#	112,800	8,837,880
		66,768,620
ASSET MANAGEMENT & CUSTODY BANKS—0.6%
Affiliated Managers Group, Inc.*	51,950	10,257,008
Waddell & Reed Financial Inc., Cl. A	142,600	8,805,550
		19,062,558
AUTO PARTS & EQUIPMENT—2.3%
BorgWarner, Inc.	133,900	13,809,107
Delphi Automotive PLC.	678,400	38,804,480
WABCO Holdings, Inc.*	287,000	24,590,160
		77,203,747
AUTOMOBILE MANUFACTURERS—0.8%
General Motors Co.*	734,800	27,150,860

BIOTECHNOLOGY—5.0%
Amgen, Inc.	356,700	41,377,200

	SHARES	VALUE
COMMON STOCKS—(CONT.)
BIOTECHNOLOGY—(CONT.)
Biogen Idec, Inc.*	79,000	$19,291,010
BioMarin Pharmaceutical, Inc.*	76,000	4,774,320
Gilead Sciences, Inc.*+	1,084,140	76,963,099
Pharmacyclics, Inc.*	152,500	18,092,600
Vertex Pharmaceuticals, Inc.*	173,100	12,348,954
		172,847,183
BROADCASTING—1.1%
CBS Corp., Cl. B	660,700	39,073,798

CABLE & SATELLITE—2.6%
Comcast Corporation, Cl. A	947,940	45,102,985
DISH Network Corp.	411,800	19,848,760
Sirius XM Radio, Inc.	1,313,900	4,953,403
Time Warner Cable, Inc.	172,900	20,773,935
		90,679,083
CASINOS & GAMING—1.5%
Las Vegas Sands Corp.	639,600	44,912,712
MGM Resorts International*	360,900	6,871,536
		51,784,248
COMMUNICATIONS EQUIPMENT—0.7%
QUALCOMM, Inc.+	341,917	23,752,974

COMPUTER HARDWARE—4.9%
Apple, Inc.+	299,472	156,429,199
NCR Corp.*	350,100	12,796,155
		169,225,354
COMPUTER STORAGE & PERIPHERALS—0.8%
SanDisk Corp.	245,798	17,082,961
Western Digital Corp.	130,200	9,065,826
		26,148,787
CONSTRUCTION & ENGINEERING—1.6%
Chicago Bridge & Iron Co., NV#	288,900	21,404,601
Quanta Services, Inc.*	1,155,796	34,916,597
		56,321,198
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—0.1%
Cummins, Inc.	30,800	3,912,216

CONSTRUCTION MATERIALS—0.5%
Eagle Materials, Inc.	204,600	15,347,046

CONSUMER FINANCE—0.3%
American Express Co.	130,900	10,707,620

DATA PROCESSING & OUTSOURCED SERVICES—3.7%
Alliance Data Systems Corp.*	143,815	34,092,784
Fiserv, Inc.*	96,400	10,095,972
MasterCard, Inc.+	42,765	30,666,781

	SHARES	VALUE
COMMON STOCKS—(CONT.)
DATA PROCESSING & OUTSOURCED SERVICES—(CONT.)
Visa, Inc., Cl. A	259,200	$50,976,864
		125,832,401
DEPARTMENT STORES—0.4%
Macy’s, Inc.	277,200	12,781,692

DISTILLERS & VINTNERS—0.5%
Beam, Inc.	266,900	17,962,370

DIVERSIFIED CHEMICALS—1.3%
Eastman Chemical Co.	405,800	31,972,982
PPG Industries, Inc.	77,900	14,222,982
		46,195,964
DRUG RETAIL—2.1%
CVS Caremark Corp.+	1,136,600	70,764,716

ELECTRICAL COMPONENTS & EQUIPMENT—0.7%
Eaton Corp., PLC.	350,955	24,763,385

FOOTWEAR—0.3%
NIKE, Inc., Cl. B	126,700	9,598,792

GENERAL MERCHANDISE STORES—0.4%
Dollar General Corp.*	225,515	13,030,257

HEALTH CARE EQUIPMENT—1.9%
Covidien PLC.+	262,412	16,823,233
Insulet Corp.*	211,801	8,264,475
St. Jude Medical, Inc.	425,300	24,407,967
Zimmer Holdings, Inc.	188,200	16,461,854
		65,957,529
HEALTH CARE FACILITIES—1.9%
HCA Holdings, Inc.	1,241,984	58,547,126
Universal Health Services, Inc., Cl. B	77,180	6,217,621
		64,764,747
HEALTH CARE SERVICES—1.0%
Express Scripts, Inc.*+	569,505	35,605,453

HOME FURNISHING RETAIL—0.1%
Williams-Sonoma, Inc.	36,010	1,888,364

HOME IMPROVEMENT RETAIL—3.7%
Lowe’s Companies, Inc.+	1,126,472	56,075,776
The Home Depot, Inc.+	895,000	69,711,550
		125,787,326
HOMEBUILDING—0.1%
Standard Pacific Corp.*	313,100	2,482,883

HOMEFURNISHING RETAIL—0.5%
Restoration Hardware Holdings, Inc.*	248,400	17,323,416

HOUSEHOLD PRODUCTS—1.2%
The Procter & Gamble Co.	519,400	41,941,550

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HOUSEWARES & SPECIALTIES—0.8%
Jarden Corp.*	333,300	$18,451,488
Samsonite International SA	3,641,900	9,935,017
		28,386,505
HUMAN RESOURCE & EMPLOYMENT SERVICES—0.5%
Robert Half International, Inc.	419,200	16,151,776

HYPERMARKETS & SUPER CENTERS—0.1%
Costco Wholesale Corp.	37,600	4,436,800

INDUSTRIAL CONGLOMERATES—0.7%
Danaher Corp.	330,700	23,840,163

INDUSTRIAL MACHINERY—0.7%
Ingersoll-Rand PLC.	370,704	25,033,641

INSURANCE BROKERS—0.2%
Aon PLC.	105,000	8,304,450

INTEGRATED TELECOMMUNICATION SERVICES—0.4%
Verizon Communications, Inc.	247,900	12,521,429

INTERNET RETAIL—3.2%
Amazon.com, Inc.*+	233,800	85,110,214
priceline.com, Inc.*	22,600	23,816,558
		108,926,772
INTERNET SOFTWARE & SERVICES—10.9%
Cornerstone OnDemand, Inc.*	95,200	4,509,624
eBay, Inc.*+	1,101,400	58,054,794
Facebook, Inc.*+	2,276,990	114,441,517
Google, Inc., Cl. A*+	125,709	129,553,181
LinkedIn Corp.*	35,300	7,895,551
Sina Corp.*	49,800	4,161,288
VistaPrint NV*	496,995	26,862,580
Yahoo! Inc.*	883,900	29,106,827
		374,585,362
INVESTMENT BANKING & BROKERAGE—1.4%
Morgan Stanley+	1,682,900	48,349,717

IT CONSULTING & OTHER SERVICES—0.3%
International Business Machines Corp.	57,815	10,361,026

LEISURE FACILITIES—0.1%
Six Flags Entertainment Corp.	97,692	3,674,196

LEISURE PRODUCTS—0.1%
BRP, Inc.*	61,800	1,660,803

LIFE & HEALTH INSURANCE—0.5%
Lincoln National Corp.	390,500	17,732,605

LIFE SCIENCES TOOLS & SERVICES—0.9%
Thermo Fisher Scientific, Inc.	331,512	32,415,243

MANAGED HEALTH CARE—0.4%
UnitedHealth Group, Inc.	177,330	12,104,546

	SHARES	VALUE
COMMON STOCKS—(CONT.)
MOVIES & ENTERTAINMENT—1.7%
Viacom, Inc., Cl. B+	695,742	$57,948,351

MULTI-LINE INSURANCE—0.2%
American International Group, Inc.	124,700	6,440,755

OFFICE ELECTRONICS—0.2%
Xerox Corp.	809,200	8,043,448

OIL & GAS EQUIPMENT & SERVICES—2.9%
Halliburton Company+	884,700	46,915,641
National Oilwell Varco, Inc.	224,766	18,246,504
Weatherford International Ltd.*	2,056,820	33,814,121
		98,976,266
OIL & GAS EXPLORATION & PRODUCTION—4.1%
Anadarko Petroleum Corp.+	387,345	36,910,105
Antero Resources Corp.*	39,600	2,237,004
Cobalt International Energy, Inc.*	431,800	10,022,078
Denbury Resources, Inc.*	1,381,400	26,232,786
Laredo Petroleum Holdings, Inc.*	544,100	17,286,057
Pioneer Natural Resources Co.	184,400	37,761,432
Whiting Petroleum Corp.*	157,500	10,535,175
		140,984,637
OTHER DIVERSIFIED FINANCIAL SERVICES—2.8%
Bank of America Corp.	960,600	13,409,976
Citigroup, Inc.+	1,001,900	48,872,682
JPMorgan Chase & Co.	620,653	31,988,456
		94,271,114
PAPER PRODUCTS—0.1%
International Paper Co.	52,400	2,337,564

PHARMACEUTICALS—4.2%
Actavis plc.*+	373,800	57,782,004
Bristol-Myers Squibb Co.	510,990	26,837,195
Eli Lilly & Co.	282,400	14,069,168
Johnson & Johnson	35,300	3,269,133
Pfizer, Inc.	1,111,450	34,099,286
Sanofi#	130,200	6,963,096
		143,019,882
REGIONAL BANKS—0.5%
Zions Bancorporation	581,200	16,488,644

RESTAURANTS—1.6%
McDonald’s Corp.	323,261	31,201,152
Starbucks Corp.	273,400	22,159,070
		53,360,222
SECURITY & ALARM SERVICES—1.1%
Tyco International Ltd.	1,069,521	39,090,993

	SHARES	VALUE
COMMON STOCKS—(CONT.)
SEMICONDUCTOR EQUIPMENT—1.4%
ASML Holding NV#	261,281	$24,727,634
Lam Research Corp.*	430,275	23,333,813
		48,061,447
SEMICONDUCTORS—2.6%
Micron Technology, Inc.*	1,086,900	19,216,392
Microsemi Corp.*	542,966	13,644,736
NXP Semiconductor NV*	1,341,700	56,512,404
		89,373,532
SOFT DRINKS—2.0%
PepsiCo, Inc.+	567,215	47,697,109
The Coca-Cola Co.	526,600	20,837,562
		68,534,671
SPECIALTY CHEMICALS—1.3%
Celanese Corp.	92,468	5,179,133
Rockwood Holdings, Inc.	643,040	40,672,280
		45,851,413
SPECIALTY STORES—0.3%
Tiffany & Co.	132,900	10,521,693

SYSTEMS SOFTWARE—1.1%
Microsoft Corp.	1,035,420	36,602,097

TOBACCO—1.1%
Philip Morris International, Inc.+	429,694	38,294,329

TRADING COMPANIES & DISTRIBUTORS—0.6%
MRC Global, Inc.*+	191,200	5,344,040
United Rentals, Inc.*	254,900	16,463,991
		21,808,031
WIRELESS TELECOMMUNICATION SERVICES—0.8%
SBA Communications Corp., Cl. A*	37,700	3,297,619
SoftBank Corp.	313,400	23,265,572
Vodafone Group PLC.#	56,800	2,091,376
		28,654,567
TOTAL COMMON STOCKS (Cost $2,936,530,550)		3,611,032,976

MASTER LIMITED PARTNERSHIP—1.2%
ASSET MANAGEMENT & CUSTODY BANKS—1.2%
Blackstone Group LP.	1,566,300	41,162,364
(Cost $28,888,385)		41,162,364

REAL ESTATE INVESTMENT TRUST—0.7%
RESIDENTIAL—0.7%
American Homes 4 Rent, Cl. A*	1,028,650	15,923,502

	SHARES	VALUE
REAL ESTATE INVESTMENT TRUST—(CONT.)
RESIDENTIAL—(CONT.)
Century Communities, Inc.*(L2)(a)	395,000	$7,900,000
		23,823,502
TOTAL REAL ESTATE INVESTMENT TRUST (Cost $23,677,450)		23,823,502

Total Investments (Cost $2,989,096,385)(b)	107.2%	3,676,018,842
Liabilities in Excess of Other Assets	(7.3)%	(247,206,984)

NET ASSETS	100.0%	$3,428,811,858

‡                 Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

*                 Non-income producing security.

+                 All or a portion of this security is held as collateral for securities sold short.

#                 American Depositary Receipts.

(L2)Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.

(a)         Pursuant to Securities and Exchange Commission Rule 144A, these securities may be sold prior to their maturity only to qualified institutional buyers.  These securities are deemed to be liquid and represent 0.2% of the net assets of the Fund.

(b)         At October 31, 2013, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $3,013,018,979, amounted to $662,999,863 which consisted of aggregate gross unrealized appreciation of $699,541,461 and aggregate gross unrealized depreciation of $36,541,598.

Industry classifications are unaudited.

See Notes to Financial Statements.

THE ALGER FUNDS II  |  ALGER SPECTRA FUND

Schedule of Investments - Securities Sold Short‡ (Continued) October 31, 2013

	SHARES	VALUE
COMMON STOCKS—7.2%
APPAREL RETAIL—0.1%
The Gap, Inc.	(139,600)	$(5,163,804)

BIOTECHNOLOGY—0.5%
Mesoblast Ltd.*	(280,500)	(1,749,941)
Myriad Genetics, Inc.*	(551,600)	(13,448,008)
		(15,197,949)
COMMUNICATIONS EQUIPMENT—0.1%
Blackberry Ltd.*	(271,600)	(2,148,356)

COMPUTER STORAGE & PERIPHERALS—0.6%
NetApp, Inc.	(544,600)	(21,135,926)

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—0.4%
PACCAR, Inc.	(246,500)	(13,705,400)

CONSTRUCTION MATERIALS—0.5%
Holcim Ltd.	(198,600)	(14,797,046)
Lafarge SA	(66,600)	(4,610,095)
		(19,407,141)
DATA PROCESSING & OUTSOURCED SERVICES—0.1%
Syntel, Inc.	(39,400)	(3,382,096)

DEPARTMENT STORES—0.2%
Kohl’s Corp.	(141,300)	(8,025,840)

DIVERSIFIED BANKS—0.5%
HSBC Finance Corp.#	(284,692)	(15,669,448)

DIVERSIFIED CHEMICALS—0.2%
FMC Corporation	(95,500)	(6,948,580)

EXCHANGE TRADED FUNDS—0.4%
CurrencyShares Japanese Yen Trust*	(119,971)	(11,922,718)
iShares Russell 2000 Index Fund	(31,034)	(3,389,844)
		(15,312,562)
INTEGRATED OIL & GAS—0.2%
BP PLC.#	(137,200)	(6,379,800)

IT CONSULTING & OTHER SERVICES—0.1%
Infosys Technologies Ltd.#	(65,400)	(3,470,124)

OIL & GAS DRILLING—0.3%
Patterson-UTI Energy, Inc.	(364,800)	(8,850,048)

OIL & GAS EXPLORATION & PRODUCTION—0.4%
EPL Oil & Gas, Inc.*	(260,139)	(8,293,231)
SPDR S&P Oil & Gas Exploration & Production ETF	(72,968)	(5,077,843)
WPX Energy, Inc.*	(227,291)	(5,032,223)
		(18,403,297)
PERSONAL PRODUCTS—0.2%
Elizabeth Arden, Inc.*	(221,565)	(8,018,437)

RESTAURANTS—0.5%
Panera Bread Co., Cl. A*	(101,850)	(16,084,152)

SEMICONDUCTORS—0.4%
Linear Technology Corp.	(254,800)	(10,482,472)

	SHARES	VALUE
COMMON STOCKS—(CONT.)
SEMICONDUCTORS—(CONT.)
Taiwan Semiconductor Manufacturing Co., Ltd.#	(194,500)	$(3,580,745)
		(14,063,217)
SPECIALIZED CONSUMER SERVICES—0.1%
Weight Watchers International, Inc.	(87,400)	(2,806,414)

SPECIALTY STORES—0.7%
Hibbett Sports, Inc.*	(48,400)	(2,823,172)
PetSmart, Inc.	(81,100)	(5,900,836)
Ulta Salon, Cosmetics & Fragrance, Inc.*	(106,700)	(13,748,295)
		(22,472,303)
SYSTEMS SOFTWARE—0.7%
Oracle Corp.	(570,699)	(19,118,417)
VMware, Inc., Cl. A*	(35,100)	(2,852,928)
		(21,971,345)

TOTAL (Proceeds $242,348,740)		$(248,616,239)

‡                 Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

*                 Non-income producing security.

#                 American Depositary Receipts.

Industry classifications are unaudited.

See Notes to Financial Statements.

THE ALGER FUNDS II  |  ALGER GREEN FUND

Schedule of Investments‡ October 31, 2013

	SHARES	VALUE
COMMON STOCKS—95.7%
AEROSPACE & DEFENSE—2.6%
Hexcel Corp.*	18,190	$769,619
Honeywell International, Inc.	12,320	1,068,514
		1,838,133
AIR FREIGHT & LOGISTICS—2.5%
FedEx Corp.	5,215	683,165
United Parcel Service, Inc., Cl. B	10,510	1,032,502
		1,715,667
APPAREL ACCESSORIES & LUXURY GOODS—1.0%
Ralph Lauren Corp.	4,170	690,719

APPLICATION SOFTWARE—2.3%
Nuance Communications, Inc.*	21,435	333,529
SAP AG#	9,150	716,902
SolarWinds, Inc.*	10,110	365,881
Synchronoss Technologies, Inc.*	6,075	210,316
		1,626,628
AUTO PARTS & EQUIPMENT—3.3%
BorgWarner, Inc.	11,415	1,177,229
Johnson Controls, Inc.	24,140	1,114,061
		2,291,290
AUTOMOBILE MANUFACTURERS—1.7%
General Motors Co.*	22,805	842,645
Tesla Motors, Inc.*	2,210	353,467
		1,196,112
BROADCASTING & CABLE TV—1.1%
Discovery Communications, Inc., Series A*	8,425	749,151

COAL & CONSUMABLE FUELS—0.5%
Solazyme, Inc.*	31,005	324,312

COMMUNICATIONS EQUIPMENT—1.2%
Cisco Systems, Inc.	36,565	822,712

COMPUTER HARDWARE—4.8%
Apple, Inc.	5,915	3,089,700
Silicon Graphics International Corp.*	20,655	263,765
		3,353,465
COMPUTER STORAGE & PERIPHERALS—0.7%
EMC Corp.	20,085	483,446

CONSTRUCTION & ENGINEERING—0.7%
Aecom Technology Corp.*	15,315	486,711

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—1.5%
Cummins, Inc.	5,585	709,407
Lindsay Corp.	4,130	313,921
		1,023,328
CONSUMER FINANCE—0.9%
American Express Co.	7,950	650,310

	SHARES	VALUE
COMMON STOCKS—(CONT.)
DATA PROCESSING & OUTSOURCED SERVICES—2.8%
Alliance Data Systems Corp.*	3,230	$765,704
Visa, Inc., Cl. A	6,080	1,195,753
		1,961,457
DISTRIBUTORS—0.8%
LKQ Corp.*	18,045	596,026

DIVERSIFIED CHEMICALS—1.4%
Eastman Chemical Co.	12,540	988,027

DIVERSIFIED SUPPORT SERVICES—0.8%
EnerNOC, Inc.*	33,085	550,204

ELECTRIC UTILITIES—2.8%
Duke Energy Corp.	12,695	910,612
ITC Holdings Corp.	10,460	1,052,172
		1,962,784
ELECTRICAL COMPONENTS & EQUIPMENT—0.8%
Acuity Brands, Inc.	5,700	572,907

ELECTRONIC EQUIPMENT MANUFACTURERS—0.8%
Itron, Inc.*	12,375	528,041

ELECTRONIC MANUFACTURING SERVICES—1.1%
Trimble Navigation Ltd.*	26,160	747,391

ENVIRONMENTAL & FACILITIES SERVICES—3.9%
Clean Harbors, Inc.*	6,845	422,679
Covanta Holding Corp.	37,680	646,965
Tetra Tech, Inc.*	34,655	905,535
Waste Management, Inc.	17,735	772,182
		2,747,361
FOOD DISTRIBUTORS—0.9%
United Natural Foods, Inc.*	8,970	640,907

FOOD RETAIL—1.7%
Whole Foods Market, Inc.	18,990	1,198,839

HEALTH CARE SERVICES—1.0%
Express Scripts, Inc.*	11,735	733,672

HOME IMPROVEMENT RETAIL—2.5%
The Home Depot, Inc.	22,395	1,744,347

HOUSEHOLD PRODUCTS—1.7%
The Procter & Gamble Co.	15,034	1,213,996

HYPERMARKETS & SUPER CENTERS—0.5%
Wal-Mart Stores, Inc.	4,540	348,445

INDUSTRIAL CONGLOMERATES—1.6%
General Electric Co.	42,840	1,119,838

INDUSTRIAL GASES—0.7%
Praxair, Inc.	4,130	515,052

INDUSTRIAL MACHINERY—5.9%
Chart Industries, Inc.*	4,140	444,926

	SHARES	VALUE
COMMON STOCKS—(CONT.)
INDUSTRIAL MACHINERY—(CONT.)
Pall Corp.	8,965	$721,862
The ExOne Co.*	9,775	501,751
Watts Water Technologies, Inc.	14,855	858,322
Woodward Governor Co.	17,545	703,379
Xylem, Inc.	25,755	888,547
		4,118,787
INTERNET RETAIL—2.3%
Amazon.com, Inc.*	4,510	1,641,775

INTERNET SOFTWARE & SERVICES—7.2%
eBay, Inc.*	19,880	1,047,875
Facebook, Inc.*	26,940	1,354,005
Google, Inc., Cl. A*	2,530	2,607,367
		5,009,247
INVESTMENT BANKING & BROKERAGE—1.1%
The Goldman Sachs Group, Inc.	4,775	768,106

IT CONSULTING & OTHER SERVICES—1.4%
International Business Machines Corp.	5,385	965,046

LIFE & HEALTH INSURANCE—0.7%
Lincoln National Corp.	11,610	527,210

LIFE SCIENCES TOOLS & SERVICES—0.6%
Life Technologies Corp.*	5,485	413,075

METAL & GLASS CONTAINERS—0.8%
Crown Holdings, Inc.*	12,450	542,820

MOVIES & ENTERTAINMENT—0.9%
The Walt Disney Co.	8,900	610,451

OFFICE ELECTRONICS—0.7%
Xerox Corp.	46,345	460,669

PHARMACEUTICALS—6.2%
Bristol-Myers Squibb Co.	24,135	1,267,570
Johnson & Johnson	15,690	1,453,051
Merck & Co., Inc.	7,775	350,575
Pfizer, Inc.	40,353	1,238,030
		4,309,226
RAILROADS—0.9%
Norfolk Southern Corp.	7,225	621,495

RESTAURANTS—4.1%
Chipotle Mexican Grill, Inc.*	1,095	577,032
McDonald’s Corp.	6,040	582,981
Noodles & Co.*	5,877	257,354
Starbucks Corp.	17,665	1,431,748
		2,849,115
SEMICONDUCTORS—4.6%
Broadcom Corp., Cl. A	17,220	460,118

	SHARES	VALUE
COMMON STOCKS—(CONT.)
SEMICONDUCTORS—(CONT.)
ChipMOS TECHNOLOGIES Bermuda Ltd.	22,060	$352,298
Cree, Inc.*	14,630	888,773
First Solar, Inc.*	15,715	789,993
Intel Corp.	28,315	691,736
		3,182,918
SOFT DRINKS—1.8%
The Coca-Cola Co.	31,660	1,252,786

SPECIALTY CHEMICALS—2.8%
Celanese Corp.	11,225	628,712
Chemtura Corp.*	22,290	546,105
Rockwood Holdings, Inc.	11,925	754,256
		1,929,073
SPECIALTY STORES—1.9%
GNC Holdings, Inc., Cl. A	8,515	500,852
Tiffany & Co.	10,450	827,327
		1,328,179
SYSTEMS SOFTWARE—1.2%
Microsoft Corp.	24,705	873,321

TOTAL COMMON STOCKS (Cost $50,954,688)		66,824,577

	PRINCIPAL AMOUNT
CONVERTIBLE CORPORATE BONDS—0.2%
ENVIRONMENTAL & FACILITIES SERVICES—0.2%
Covanta Holding Corp., 3.25%, 6/1/2014*(L2)	110,000	124,781
(Cost $110,000)		124,781

Total Investments (Cost $51,064,688)(a)	95.9%	66,949,358
Other Assets in Excess of Liabilities	4.1%	2,841,074

NET ASSETS	100.0%	$69,790,432

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.
*	Non-income producing security.
#	American Depositary Receipts.
(L2)	Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.
(a)

At October 31, 2013, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $51,089,108, amounted to $15,860,250 which consisted of aggregate gross unrealized appreciation of $16,814,454 and aggregate gross unrealized depreciation of $954,204.

Industry classifications are unaudited.

See Notes to Financial Statements.

THE ALGER FUNDS II  |  ALGER ANALYST FUND

Schedule of Investments‡ October 31, 2013

	SHARES	VALUE
COMMON STOCKS—95.5%
AEROSPACE & DEFENSE—2.6%
Honeywell International, Inc.	1,018	$88,291
Precision Castparts Corp.	362	91,749
		180,040
APPAREL ACCESSORIES & LUXURY GOODS—4.5%
Fifth & Pacific Cos, Inc.*	2,542	67,338
Fossil Group, Inc.*	261	33,131
Michael Kors Holdings Ltd.*	575	44,246
PVH Corp.	639	79,600
Ralph Lauren Corp.	520	86,133
		310,448
APPAREL RETAIL—0.7%
L Brands, Inc.	734	45,956

APPLICATION SOFTWARE—5.8%
Nuance Communications, Inc.*	5,116	79,605
Salesforce.com, Inc.*	644	34,364
SAP AG#	1,413	110,708
SolarWinds, Inc.*	2,413	87,326
Synchronoss Technologies, Inc.*	2,472	85,581
		397,584
ASSET MANAGEMENT & CUSTODY BANKS—0.9%
Waddell & Reed Financial Inc., Cl. A	991	61,194

AUTO PARTS & EQUIPMENT—4.1%
American Axle & Manufacturing Holdings, Inc.*	2,051	38,169
BorgWarner, Inc.	718	74,048
Delphi Automotive PLC.	1,436	82,139
WABCO Holdings, Inc.*	990	84,823
		279,179
AUTOMOBILE MANUFACTURERS—1.0%
General Motors Co.*	1,868	69,023

BIOTECHNOLOGY—5.5%
Alkermes PLC.*	678	23,859
Celldex Therapeutics, Inc.*	1,105	25,316
Cepheid, Inc.*	1,217	49,556
Cubist Pharmaceuticals, Inc.*	386	23,932
Gilead Sciences, Inc.*	1,774	125,936
Idenix Pharmaceuticals, Inc.*	4,042	13,298
Neurocrine Biosciences, Inc.*	1,807	17,058
Portola Pharmaceuticals, Inc.*	745	16,502
Regeneron Pharmaceuticals, Inc.*	97	27,897
Synageva BioPharma Corp.*	458	23,266
Vertex Pharmaceuticals, Inc.*	472	33,673
		380,293

	SHARES	VALUE
COMMON STOCKS—(CONT.)
BROADCASTING—1.6%
CBS Corp., Cl. B	1,483	$87,705
Nexstar Broadcasting Group, Inc.	504	22,372
		110,077
BUILDING PRODUCTS—1.2%
Lennox International, Inc.	1,042	81,339

CABLE & SATELLITE—3.9%
Comcast Corporation, Cl. A	2,325	110,624
Liberty Global, Inc., Cl. A*	1,000	78,370
Time Warner Cable, Inc.	628	75,454
		264,448
CASINOS & GAMING—2.3%
Las Vegas Sands Corp.	1,160	81,455
MGM Resorts International*	4,040	76,922
		158,377
COMMUNICATIONS EQUIPMENT—2.4%
F5 Networks, Inc.*	940	76,619
Ruckus Wireless, Inc.*	6,275	90,988
		167,607
COMPUTER HARDWARE—0.8%
NCR Corp.*	1,538	56,214

CONSTRUCTION & ENGINEERING—1.9%
Chicago Bridge & Iron Co., NV#	1,089	80,684
Quanta Services, Inc.*	1,733	52,354
		133,038
CONSTRUCTION MATERIALS—1.1%
Eagle Materials, Inc.	991	74,335

DATA PROCESSING & OUTSOURCED SERVICES—2.7%
Alliance Data Systems Corp.*	460	109,048
Visa, Inc., Cl. A	387	76,111
		185,159
DISTILLERS & VINTNERS—0.7%
Beam, Inc.	758	51,013

DIVERSIFIED CHEMICALS—2.6%
Eastman Chemical Co.	1,138	89,663
PPG Industries, Inc.	487	88,916
		178,579
DRUG RETAIL—1.4%
CVS Caremark Corp.	1,565	97,437

ELECTRICAL COMPONENTS & EQUIPMENT—1.3%
Eaton Corp., PLC.	1,228	86,648

ELECTRONIC EQUIPMENT MANUFACTURERS—1.2%
OSI Systems, Inc.*	1,095	79,760

	SHARES	VALUE
COMMON STOCKS—(CONT.)
FOOD RETAIL—1.0%
Whole Foods Market, Inc.	1,081	$68,244

GENERAL MERCHANDISE STORES—1.1%
Dollar General Corp.*	1,317	76,096

HEALTH CARE EQUIPMENT—4.2%
CR Bard, Inc.	767	104,481
Insulet Corp.*	512	19,978
St. Jude Medical, Inc.	1,294	74,263
Zimmer Holdings, Inc.	1,033	90,356
		289,078
HEALTH CARE SERVICES—1.3%
Express Scripts, Inc.*	1,448	90,529

HEALTH CARE TECHNOLOGY—0.2%
Greenway Medical Technologies*	782	15,914

HOME IMPROVEMENT RETAIL—1.6%
The Home Depot, Inc.	1,366	106,398

HOMEFURNISHING RETAIL—1.1%
Restoration Hardware Holdings, Inc.*	1,060	73,924

HOUSEHOLD PRODUCTS—0.5%
The Procter & Gamble Co.	415	33,511

HOUSEWARES & SPECIALTIES—2.0%
Jarden Corp.*	1,542	85,365
Tupperware Brands Corp.	592	53,073
		138,438
HUMAN RESOURCE & EMPLOYMENT SERVICES—1.7%
On Assignment, Inc.*	1,693	57,206
Robert Half International, Inc.	1,562	60,184
		117,390
INDUSTRIAL MACHINERY—2.8%
Ingersoll-Rand PLC.	1,482	100,079
The ExOne Co.*	1,739	89,263
		189,342
INTERNET RETAIL—0.7%
priceline.com, Inc.*	48	50,584

INTERNET SOFTWARE & SERVICES—1.9%
Cornerstone OnDemand, Inc.*	1,979	93,745
E2open, Inc.*	1,612	36,270
		130,015
INVESTMENT BANKING & BROKERAGE—0.7%
FXCM, Inc.	2,772	45,433

LIFE & HEALTH INSURANCE—1.7%
Lincoln National Corp.	2,510	113,979

LIFE SCIENCES TOOLS & SERVICES—0.4%
Charles River Laboratories International, Inc.*	518	25,491

	SHARES	VALUE
COMMON STOCKS—(CONT.)
METAL & GLASS CONTAINERS—1.1%
Owens-Illinois, Inc.*	2,446	$77,758

MOVIES & ENTERTAINMENT—1.2%
Viacom, Inc., Cl. B	1,014	84,456

OIL & GAS EQUIPMENT & SERVICES—1.9%
Cameron International Corp.*	714	39,170
Weatherford International Ltd.*	5,422	89,138
		128,308
OIL & GAS EXPLORATION & PRODUCTION—3.5%
Anadarko Petroleum Corp.	884	84,236
Approach Resources, Inc.*	473	13,315
Cobalt International Energy, Inc.*	3,185	73,924
Whiting Petroleum Corp.*	1,062	71,037
		242,512
PACKAGED FOODS & MEATS—0.6%
ConAgra Foods, Inc.	1,357	43,166

PERSONAL PRODUCTS—0.4%
Avon Products, Inc.	1,665	29,138

PHARMACEUTICALS—3.0%
Actavis plc.*	934	144,378
Eli Lilly & Co.	889	44,290
Valeant Pharmaceuticals International, Inc.*	155	16,386
		205,054
SECURITY & ALARM SERVICES—1.2%
Tyco International Ltd.	2,210	80,775

SOFT DRINKS—0.5%
PepsiCo, Inc.	433	36,411

SPECIALIZED FINANCE—0.7%
IntercontinentalExchange, Inc.*	267	51,459

SPECIALTY CHEMICALS—1.2%
Rockwood Holdings, Inc.	1,254	79,316

SPECIALTY STORES—1.9%
Tiffany & Co.	560	44,335
Tractor Supply Co.	1,183	84,407
		128,742
SYSTEMS SOFTWARE—4.3%
CommVault Systems, Inc.*	901	70,350
FleetMatics Group PLC.*	2,375	75,406
Fortinet, Inc.*	1,903	38,269
ServiceNow, Inc.*	2,024	110,531
		294,556

	SHARES	VALUE
COMMON STOCKS—(CONT.)
WIRELESS TELECOMMUNICATION SERVICES—0.9%
Crown Castle International Corp.*	780	$59,296

TOTAL COMMON STOCKS (Cost $5,713,449)		6,553,061

MASTER LIMITED PARTNERSHIP—1.9%
INVESTMENT BANKING & BROKERAGE—1.9%
Apollo Global Management LLC.	4,019	129,653
(Cost $120,360)		129,653

Total Investments (Cost $5,833,809)(a)	97.4%	6,682,714
Other Assets in Excess of Liabilities	2.6%	180,302

NET ASSETS	100.0%	$6,863,016

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.
*	Non-income producing security.
#	American Depositary Receipts.
(a)

At October 31, 2013, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $5,833,511, amounted to $849,203 which consisted of aggregate gross unrealized appreciation of $929,709 and aggregate gross unrealized depreciation of $80,506.

Industry classifications are unaudited.

See Notes to Financial Statements.

THE ALGER FUNDS II  |  ALGER DYNAMIC OPPORTUNITIES FUND

Schedule of Investments‡ October 31, 2013

	SHARES	VALUE
COMMON STOCKS—66.1%
ADVERTISING—0.5%
Lamar Advertising Co., Cl. A*+	6,365	$290,944

AEROSPACE & DEFENSE—1.4%
Honeywell International, Inc.	4,470	387,683
The Boeing Co.	3,180	414,990
		802,673
AIRLINES—0.4%
Copa Holdings SA, Cl. A	1,725	257,956

APPAREL ACCESSORIES & LUXURY GOODS—1.4%
PVH Corp.+	2,765	344,436
Ralph Lauren Corp.	2,925	484,497
		828,933
APPLICATION SOFTWARE—0.7%
Cadence Design Systems, Inc.*+	31,918	413,976

AUTO PARTS & EQUIPMENT—1.7%
Delphi Automotive PLC.+	17,060	975,832

BIOTECHNOLOGY—2.1%
Amgen, Inc.+	2,765	320,740
Biogen Idec, Inc.*	920	224,655
Gilead Sciences, Inc.*+	7,015	497,995
Vertex Pharmaceuticals, Inc.*	2,590	184,770
		1,228,160
BROADCASTING—0.8%
CBS Corp., Cl. B+	7,705	455,674

CABLE & SATELLITE—2.2%
AMC Networks, Inc.*	3,100	217,279
Comcast Corporation, Cl. A+	17,020	809,812
Time Warner Cable, Inc.	2,220	266,733
		1,293,824
CASINOS & GAMING—1.7%
Las Vegas Sands Corp.+	10,195	715,893
MGM Resorts International*	15,380	292,835
		1,008,728
COAL & CONSUMABLE FUELS—0.1%
Solazyme, Inc.*	5,300	55,438

COMPUTER HARDWARE—4.7%
Apple, Inc.+	4,630	2,418,480
NCR Corp.*	9,785	357,642
		2,776,122
COMPUTER STORAGE & PERIPHERALS—0.2%
Western Digital Corp.	1,525	106,186

CONSTRUCTION & ENGINEERING—0.8%
Quanta Services, Inc.*+	15,200	459,192

	SHARES	VALUE
COMMON STOCKS—(CONT.)
CONSTRUCTION MATERIALS—0.7%
Eagle Materials, Inc.+	5,785	$433,933

CONSUMER FINANCE—0.4%
American Express Co.	2,595	212,271

DATA PROCESSING & OUTSOURCED SERVICES—0.8%
Alliance Data Systems Corp.*	1,010	239,431
MasterCard, Inc.	290	207,959
		447,390
DIVERSIFIED CHEMICALS—0.9%
Eastman Chemical Co.+	6,525	514,105

DRUG RETAIL—1.2%
CVS Caremark Corp.+	10,860	676,144

ENVIRONMENTAL & FACILITIES SERVICES—0.5%
Stericycle, Inc.*	2,650	307,930

FOREST PRODUCTS—0.3%
Louisiana-Pacific Corp.*	12,000	204,120

GENERAL MERCHANDISE STORES—0.8%
Dollar General Corp.*+	7,790	450,106

HEALTH CARE EQUIPMENT—0.7%
St. Jude Medical, Inc.	7,310	419,521

HEALTH CARE FACILITIES—1.8%
HCA Holdings, Inc.	22,370	1,054,522

HEALTH CARE SERVICES—0.6%
Express Scripts, Inc.*+	6,045	377,933

HOME IMPROVEMENT RETAIL—1.2%
Lowe’s Companies, Inc.+	8,425	419,397
The Home Depot, Inc.	3,445	268,331
		687,728
HOMEBUILDING—0.6%
Standard Pacific Corp.*	47,775	378,856

HOUSEWARES & SPECIALTIES—0.2%
Samsonite International SA	38,950	106,255

HUMAN RESOURCE & EMPLOYMENT SERVICES—0.4%
Robert Half International, Inc.	5,660	218,080

INTERNET RETAIL—0.8%
Amazon.com, Inc.*+	1,345	489,620

INTERNET SOFTWARE & SERVICES—8.3%
Cornerstone OnDemand, Inc.*	4,335	205,349
Demandware, Inc.*	5,420	268,019
E2open, Inc.*	12,865	289,463
eBay, Inc.*+	9,440	497,582
Facebook, Inc.*+	22,990	1,155,477
Google, Inc., Cl. A*+	905	932,675
Tencent Holdings Ltd.	4,640	253,396

	SHARES	VALUE
COMMON STOCKS—(CONT.)
INTERNET SOFTWARE & SERVICES—(CONT.)
Trulia, Inc.*	8,170	$326,555
VistaPrint NV*	7,505	405,645
Yahoo! Inc.*	15,960	525,563
		4,859,724
INVESTMENT BANKING & BROKERAGE—0.5%
Morgan Stanley+	11,130	319,765

MANAGED HEALTH CARE—0.5%
UnitedHealth Group, Inc.	4,420	301,709

MOVIES & ENTERTAINMENT—1.1%
Lions Gate Entertainment Corp.*	8,755	302,748
Viacom, Inc., Cl. B	3,765	313,587
		616,335
OFFICE ELECTRONICS—1.0%
Xerox Corp.+	59,715	593,567

OFFICE SERVICES & SUPPLIES—0.5%
West Corp.	12,300	270,846

OIL & GAS EQUIPMENT & SERVICES—2.8%
Cameron International Corp.*+	4,935	270,734
Halliburton Company+	8,690	460,831
National Oilwell Varco, Inc.+	5,385	437,154
Weatherford International Ltd.*	29,520	485,309
		1,654,028
OIL & GAS EXPLORATION & PRODUCTION—4.9%
Anadarko Petroleum Corp.+	5,100	485,979
Denbury Resources, Inc.*	30,650	582,043
Laredo Petroleum Holdings, Inc.*	8,640	274,493
Pioneer Natural Resources Co.+	3,510	718,778
Whiting Petroleum Corp.*+	12,060	806,693
		2,867,986
OTHER DIVERSIFIED FINANCIAL SERVICES—1.7%
Citigroup, Inc.+	11,410	556,580
JPMorgan Chase & Co.	8,885	457,933
		1,014,513
PHARMACEUTICALS—3.5%
AbbVie, Inc.	5,820	281,979
Actavis plc.*	2,430	375,629
Bristol-Myers Squibb Co.+	8,355	438,805
Eli Lilly & Co.	5,415	269,775
Pfizer, Inc.+	15,876	487,076
Zoetis, Inc.	6,373	201,769
		2,055,033
PROPERTY & CASUALTY INSURANCE—0.3%
ACE Ltd.	2,040	194,698

	SHARES	VALUE
COMMON STOCKS—(CONT.)
RESEARCH & CONSULTING SERVICES—1.4%
Verisk Analytics, Inc., Cl. A*+	11,945	$818,471

SECURITY & ALARM SERVICES—0.4%
Tyco International Ltd.	5,840	213,452

SEMICONDUCTOR EQUIPMENT—0.8%
ASML Holding NV#	2,285	216,252
Lam Research Corp.*	4,465	242,137
		458,389
SEMICONDUCTORS—2.6%
Microsemi Corp.*+	16,430	412,886
NXP Semiconductor NV*	22,915	965,180
Skyworks Solutions, Inc.*	5,975	154,035
		1,532,101
SOFT DRINKS—1.2%
PepsiCo, Inc.+	8,675	729,481

SPECIALIZED FINANCE—0.5%
CME Group, Inc.	3,840	284,966

SPECIALTY CHEMICALS—3.0%
Celanese Corp.	4,935	276,409
Chemtura Corp.*	14,065	344,593
Rockwood Holdings, Inc.+	17,820	1,127,115
		1,748,117
SYSTEMS SOFTWARE—0.5%
Microsoft Corp.	8,420	297,647

TOTAL COMMON STOCKS (Cost $33,367,114)		38,762,980

RIGHTS—0.1%
BIOTECHNOLOGY—0.1%
Adolor Corp., CPR, 12/31/1949*(L3),(a)	49,870	25,932
(Cost $—)		25,932

MASTER LIMITED PARTNERSHIP—2.4%
ASSET MANAGEMENT & CUSTODY BANKS—1.8%
Blackstone Group LP.+	40,720	1,070,122

INVESTMENT BANKING & BROKERAGE—0.6%
Apollo Global Management LLC.	10,740	346,472

TOTAL MASTER LIMITED PARTNERSHIP (Cost $1,174,297)		1,416,594

	SHARES	VALUE
REAL ESTATE INVESTMENT TRUST—0.6%
RESIDENTIAL—0.6%
American Homes 4 Rent, Cl. A*	22,480	$347,990
(Cost $368,029)		347,990

Total Investments (Cost $34,909,440)(b)	69.2%	40,553,496
Other Assets in Excess of Liabilities	30.8%	18,069,127

NET ASSETS	100 .0%	$58,622,623

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.
+	All or a portion of this security is held as collateral for securities sold short.
*	Non-income producing security.
#	American Depositary Receipts.
(L3)	Security classified as Level 3 for ASC 820 disclosure purposes based on valuation inputs.
(a)	Right - Contingent Payment Right granted December 13, 2011 and may not be sold. Right is deemed to be illiquid and represents less than 0.1% of the net assets of the Fund.
(b)

At October 31, 2013, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $35,050,111, amounted to $5,503,385 which consisted of aggregate gross unrealized appreciation of $6,101,810 and aggregate gross unrealized depreciation of $598,425.

Industry classifications are unaudited.

See Notes to Financial Statements.

THE ALGER FUNDS II  |  ALGER DYNAMIC OPPORTUNITIES FUND

Schedule of Investments - Securities Sold Short‡ (Continued) October 31, 2013

	SHARES	VALUE
COMMON STOCKS—20.8%
AEROSPACE & DEFENSE—0.2%
Northrop Grumman Corp.	(1,250)	$(134,388)

APPAREL RETAIL—0.3%
Esprit Holdings Ltd.	(54,900)	(101,260)
The Gap, Inc.	(2,410)	(89,146)
		(190,406)
ASSET MANAGEMENT & CUSTODY BANKS—0.6%
Bank New York Mellon Corp.	(5,475)	(174,105)
Legg Mason, Inc.	(4,980)	(191,581)
		(365,686)
BIOTECHNOLOGY—0.6%
Mesoblast Ltd.*	(15,930)	(99,382)
Myriad Genetics, Inc.*	(9,615)	(234,414)
		(333,796)
COMMUNICATIONS EQUIPMENT—0.5%
Blackberry Ltd.*	(13,280)	(105,045)
Harris Corp.	(2,495)	(154,590)
		(259,635)
COMPUTER STORAGE & PERIPHERALS—1.0%
NetApp, Inc.	(15,815)	(613,780)

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—0.9%
Deere & Co.	(1,670)	(136,673)
PACCAR, Inc.	(6,955)	(386,698)
		(523,371)
CONSTRUCTION MATERIALS—0.9%
Holcim Ltd.	(4,415)	(328,947)
Lafarge SA	(2,295)	(158,861)
		(487,808)
DATA PROCESSING & OUTSOURCED SERVICES—0.2%
Syntel, Inc.	(1,445)	(124,039)

DEPARTMENT STORES—0.7%
Kohl’s Corp.	(4,120)	(234,016)
Nordstrom, Inc.	(3,260)	(197,132)
		(431,148)
DIVERSIFIED BANKS—0.5%
HSBC Finance Corp.#	(5,490)	(302,170)

DIVERSIFIED CHEMICALS—0.5%
FMC Corporation	(4,010)	(291,768)

ELECTRONIC MANUFACTURING SERVICES—0.3%
Benchmark Electronics, Inc.*	(7,150)	(162,519)

EXCHANGE TRADED FUNDS—1.9%
iShares Russell 2000 Index Fund	(6,368)	(695,577)
SPDR S&P 500 ETF Trust	(2,203)	(387,133)
		(1,082,710)

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HEALTH CARE EQUIPMENT—1.9%
Abbott Laboratories	(2,750)	$(100,512)
DiaSorin SpA	(5,615)	(265,774)
Elekta AB	(6,425)	(94,767)
Stryker Corp.	(3,610)	(266,635)
Varian Medical Systems, Inc.*	(3,875)	(281,248)
		(1,008,936)
INDUSTRIAL CONGLOMERATES—0.3%
3M Co.	(1,180)	(148,503)

INTEGRATED OIL & GAS—0.5%
BP PLC.#	(5,365)	(249,472)
Husky Energy, Inc.	(2,616)	(74,367)
		(323,839)
INTERNET SOFTWARE & SERVICES—0.3%
Zillow, Inc.*	(2,195)	(174,788)

LEISURE FACILITIES—0.4%
Vail Resorts, Inc.	(3,255)	(229,315)

MANAGED HEALTH CARE—0.2%
Humana, Inc.	(1,545)	(142,372)

OIL & GAS DRILLING—0.6%
Patterson-UTI Energy, Inc.	(14,155)	(343,400)

OIL & GAS EQUIPMENT & SERVICES—0.1%
FMC Technologies, Inc.*	(1,390)	(70,264)

OIL & GAS EXPLORATION & PRODUCTION—1.7%
EPL Oil & Gas, Inc.*	(3,295)	(105,045)
Jones Energy, Inc.*	(12,350)	(197,723)
SPDR S&P Oil & Gas Exploration & Production ETF	(8,326)	(579,406)
WPX Energy, Inc.*	(6,455)	(142,914)
		(1,025,088)
PERSONAL PRODUCTS—0.7%
Elizabeth Arden, Inc.*	(10,650)	(385,423)

PHARMACEUTICALS—0.2%
Mallinckrodt PLC.*	(3,355)	(140,944)

PROPERTY & CASUALTY INSURANCE—0.2%
The Allstate Corp.	(2,435)	(129,201)

REGIONAL BANKS—0.2%
Fifth Third Bancorp	(6,685)	(127,216)

RESTAURANTS—1.0%
Panera Bread Co., Cl. A*	(3,445)	(544,034)
Texas Roadhouse, Inc.	(2,920)	(80,066)
		(624,100)
SEMICONDUCTORS—1.4%
Linear Technology Corp.	(16,415)	(675,313)
Taiwan Semiconductor Manufacturing Co., Ltd.#	(9,095)	(167,439)
		(842,752)

	SHARES	VALUE
COMMON STOCKS—(CONT.)
SPECIALIZED CONSUMER SERVICES—0.1%
Weight Watchers International, Inc.	(2,330)	$(74,816)

SPECIALTY STORES—0.7%
PetSmart, Inc.	(720)	(52,387)
Ulta Salon, Cosmetics & Fragrance, Inc.*	(2,775)	(357,559)
		(409,946)
SYSTEMS SOFTWARE—1.2%
Oracle Corp.	(19,030)	(637,505)
VMware, Inc., Cl. A*	(630)	(51,207)
		(688,712)
TOTAL (Proceeds $11,052,651)		$(12,192,839)

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.
*	Non-income producing security.
#	American Depositary Receipts.

Industry classifications are unaudited.

See Notes to Financial Statements.

THE ALGER FUNDS II  |  ALGER EMERGING MARKETS FUND

Schedule of Investments‡ October 31, 2013

	SHARES	VALUE
COMMON STOCKS—94.9%
BRAZIL—9.8%
CONSTRUCTION & ENGINEERING—0.7%
Mills Estruturas e Servicos de Engenharia SA	8,463	$117,497

DIVERSIFIED BANKS—1.7%
Itau Unibanco Holding SA#	17,390	267,980

DIVERSIFIED METALS & MINING—0.9%
Vale SA#	8,750	140,087

DIVERSIFIED REAL ESTATE ACTIVITIES—0.7%
BR Malls Participacoes SA	12,100	117,216

INTEGRATED OIL & GAS—0.6%
Petroleo Brasileiro SA	10,221	89,158

MULTI-LINE INSURANCE—1.2%
BB Seguridade Participacoes SA	17,400	190,075

PACKAGED FOODS & MEATS—1.7%
BRF SA	6,700	157,327
M Dias Branco SA	2,500	117,263
		274,590
PAPER PRODUCTS—0.7%
Suzano Papel e Celulose SA	27,000	109,444

RESTAURANTS—1.0%
International Meal Co., Holdings SA*	16,900	167,110

STEEL—0.6%
Gerdau SA	11,900	93,870

TOTAL BRAZIL (Cost $1,633,535)		1,567,027

CAYMAN ISLANDS—2.5%
APPLICATION SOFTWARE—0.5%
NQ Mobile, Inc.#*	4,900	70,560

HOUSEHOLD PRODUCTS—0.6%
Prince Frog International Holdings Ltd.(L2)	170,000	94,899

INTERNET SOFTWARE & SERVICES—0.5%
Youku Tudou, Inc.#*	3,100	84,444

OIL & GAS EQUIPMENT & SERVICES—0.9%
Anton Oilfield Services Group	225,000	142,493

TOTAL CAYMAN ISLANDS (Cost $405,524)		392,396

CHILE—0.9%
BREWERS—0.9%
Cia Cervecerias Unidas S.A.# (Cost $140,478)	5,200	138,788

CHINA—8.1%
AUTOMOBILE MANUFACTURERS—1.0%
Great Wall Motor Co., Ltd.	27,000	158,281

	SHARES	VALUE
COMMON STOCKS—(CONT.)
CHINA—(CONT.)
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—0.9%
China South Locomotive and Rolling Stock Corp.	179,000	$148,224

DIVERSIFIED METALS & MINING—0.9%
Tiangong International Co., Ltd.	591,377	151,792

HEALTH CARE DISTRIBUTORS—0.7%
Sinopharm Group Co., Ltd.	42,400	114,572

INTEGRATED OIL & GAS—0.9%
China Petroleum & Chemical Corp.	168,800	137,818

INTERNET SOFTWARE & SERVICES—1.3%
Tencent Holdings Ltd.	3,700	202,061

LIFE & HEALTH INSURANCE—0.9%
Ping An Insurance Group Co., of China Ltd.	19,500	153,550

MARINE—0.6%
China Shipping Development Co., Ltd.*	165,000	93,215

REAL ESTATE OPERATING COMPANIES—0.9%
Huaneng Renewables Corp Ltd.	364,000	140,849

TOTAL CHINA (Cost $1,163,304)		1,300,362

COLOMBIA—2.9%
CONSTRUCTION MATERIALS—2.0%
Cementos Argos SA	41,718	212,519
Cemex Latam Holdings SA*	12,958	99,153
		311,672
INTEGRATED OIL & GAS—0.9%
Pacific Rubiales Energy Corp.	7,343	151,412

TOTAL COLOMBIA (Cost $442,451)		463,084

CYPRUS—2.3%
DATA PROCESSING & OUTSOURCED SERVICES—1.8%
QIWI PLC.#	7,260	293,885

RAILROADS—0.5%
Globaltrans Investment PLC.(a)	5,075	77,140

TOTAL CYPRUS (Cost $320,353)		371,025

HONG KONG—7.5%
APPAREL RETAIL—0.5%
Sitoy Group Holdings Ltd.	159,000	87,160

CASINOS & GAMING—0.9%
Galaxy Entertainment Group Ltd.*	19,000	141,771

COMPUTER HARDWARE—0.8%
Lenovo Group Ltd.	114,000	121,749

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HONG KONG—(CONT.)
CONSTRUCTION & ENGINEERING—1.1%
China State Construction International Holdings Ltd.	106,000	$178,285

LIFE & HEALTH INSURANCE—1.0%
AIA Group Ltd.	31,600	160,384

OIL & GAS EXPLORATION & PRODUCTION—0.7%
Kunlun Energy Co., Ltd.	68,000	111,389

PACKAGED FOODS & MEATS—0.9%
China Mengniu Dairy Co., Ltd.	31,000	135,747

REAL ESTATE DEVELOPMENT—0.9%
China Overseas Land & Investment Ltd.	45,000	139,011

SPECIALTY STORES—0.7%
Chow Tai Fook Jewellery Group	70,100	116,276

TOTAL HONG KONG (Cost $1,022,671)		1,191,772

INDIA—5.2%
AUTO PARTS & EQUIPMENT—0.9%
Motherson Sumi Systems Ltd.	33,481	146,151

CABLE & SATELLITE—0.8%
Dish TV India Ltd.*	143,062	124,666

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—0.9%
Tata Motors Ltd.#	4,400	137,808

DISTILLERS & VINTNERS—0.5%
United Spirits Ltd.	2,064	86,145

DIVERSIFIED BANKS—1.1%
HDFC Bank Ltd.	15,408	170,022

TOBACCO—1.0%
ITC Ltd.	29,414	159,662

TOTAL INDIA (Cost $753,447)		824,454

INDONESIA—2.2%
ALTERNATIVE CARRIERS—1.1%
Tower Bersama Infrastructure Tbk PT	347,600	175,766

DEPARTMENT STORES—1.1%
Matahari Department Store Tbk PT*	154,500	168,583

TOTAL INDONESIA (Cost $324,259)		344,349

ITALY—0.6%
APPAREL RETAIL—0.6%
Prada SpA (Cost $96,378)	10,700	104,198

	SHARES	VALUE
COMMON STOCKS—(CONT.)
LAOS—0.8%
AUTOMOBILE MANUFACTURERS—0.8%
Kolao Holdings (Cost $117,504)	4,320	$126,391
MALAYSIA—2.8%
CONSTRUCTION & ENGINEERING—0.8%
Gamuda Bhd	87,200	134,536

MULTI-LINE INSURANCE—0.5%
Tune Ins Holdings Bhd.*	142,300	82,950

OIL & GAS EQUIPMENT & SERVICES—0.9%
Sapurakencana Petroleum Bhd.*	108,300	137,241

REAL ESTATE DEVELOPMENT—0.6%
UEM Sunrise Bhd.	116,900	86,661

TOTAL MALAYSIA (Cost $424,783)		441,388

MEXICO—5.0%
COMMODITY CHEMICALS—0.7%
Mexichem SAB de CV	27,700	115,416

CONSTRUCTION MATERIALS—0.8%
Cemex SAB de CV#*	12,436	131,573

DIVERSIFIED BANKS—0.9%
Banregio Grupo Financiero SAB de CV	26,400	146,119

DIVERSIFIED REAL ESTATE ACTIVITIES—1.2%
Corp Inmobiliaria Vesta SAB de CV	99,975	191,574

GAS UTILITIES—1.4%
Infraestructura Energetica Nova SAB de CV	53,800	212,990

TOTAL MEXICO (Cost $732,016)		797,672

PERU—1.3%
DIVERSIFIED BANKS—1.3%
Credicorp Ltd. (Cost $195,426)	1,500	204,900
PHILIPPINES—1.6%
DIVERSIFIED BANKS—0.8%
BDO Unibank, Inc.	71,998	134,949

MARINE PORTS & SERVICES—0.8%
International Container Terminal Services, Inc.	52,480	126,297

TOTAL PHILIPPINES (Cost $232,556)		261,246

PORTUGAL—0.5%
FOOD RETAIL—0.5%
Jeronimo Martins SGPS SA (Cost $93,797)	4,720	87,224

	SHARES	VALUE
COMMON STOCKS—(CONT.)
RUSSIA—5.2%
DIVERSIFIED BANKS—0.5%
TCS Group Holding PLC.*,(a)(b)	4,386	$75,198

FOOD RETAIL—1.0%
Magnit OJSC(a)	2,483	159,533

HOMEBUILDING—0.8%
Etalon Group Ltd.*,(a)	24,737	128,632

INTERNET SOFTWARE & SERVICES—2.0%
Mail.ru Group Ltd.(a)	2,552	94,118
Yandex NV*	6,200	228,532
		322,650
OIL & GAS EXPLORATION & PRODUCTION—0.9%
Gazprom OAO#	15,350	143,676

TOTAL RUSSIA (Cost $706,343)		829,689

SOUTH AFRICA—4.2%
DEPARTMENT STORES—0.6%
Woolworths Holdings Ltd.	13,700	103,034

DISTRIBUTORS—0.8%
Imperial Holdings Ltd.	5,717	121,471

DIVERSIFIED METALS & MINING—0.8%
African Rainbow Minerals Ltd.	6,957	133,244

OTHER DIVERSIFIED FINANCIAL SERVICES—1.0%
FirstRand Ltd.	42,890	153,806

PHARMACEUTICALS—1.0%
Aspen Pharmacare Holdings Ltd.	5,813	161,826

TOTAL SOUTH AFRICA (Cost $587,547)		673,381

SOUTH KOREA—15.6%
AUTOMOBILE MANUFACTURERS—1.5%
Hyundai Motor Co.	979	233,385

BROADCASTING—1.0%
KT Skylife Co., Ltd.	5,910	156,482

COMMODITY CHEMICALS—0.9%
LG Chem Ltd.	535	150,980

CONSTRUCTION & ENGINEERING—1.2%
Doosan Heavy Industries and Construction Co., Ltd.	4,790	195,657

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—0.5%
Samsung Heavy Industries Co Ltd.	2,250	82,577

DEPARTMENT STORES—1.0%
Shinsegae Co Ltd.	623	157,030

DIVERSIFIED BANKS—1.9%
Hana Financial Group, Inc.	4,060	156,466

	SHARES	VALUE
COMMON STOCKS—(CONT.)
SOUTH KOREA—(CONT.)
DIVERSIFIED BANKS—(CONT.)
KB Financial Group, Inc.#	3,626	$140,725
		297,191
HYPERMARKETS & SUPER CENTERS—0.7%
E-Mart Co., Ltd.	460	110,093

INDUSTRIAL MACHINERY—1.3%
Hyundai Rotem Co Ltd.*	3,740	128,452
Viatron Technologies, Inc.*	6,986	83,599
		212,051
SEMICONDUCTORS—4.5%
Samsung Electronics Co., Ltd.	527	727,475

TRADING COMPANIES & DISTRIBUTORS—1.1%
Daewoo International Corp.	4,660	171,905

TOTAL SOUTH KOREA (Cost $2,280,415)		2,494,826

SWITZERLAND—1.0%
LEISURE PRODUCTS—1.0%
Cie Financiere Richemont SA (Cost $94,719)	15,188	154,423

TAIWAN—10.5%
COMPUTER HARDWARE—0.6%
Compal Electronics, Inc.	117,000	91,422

COMPUTER STORAGE & PERIPHERALS—1.0%
Simplo Technology Co., Ltd.	31,000	152,183

CONSUMER FINANCE—0.8%
Chailease Holding Co., Ltd.	49,950	121,163

ELECTRONIC MANUFACTURING SERVICES—0.1%
Hon Hai Precision Industry Co., Ltd.	6,600	16,705

INDUSTRIAL MACHINERY—1.0%
Hiwin Technologies Corp.	21,000	165,517

OTHER DIVERSIFIED FINANCIAL SERVICES—1.0%
Fubon Financial Holding Co., Ltd.	112,000	163,615

PERSONAL PRODUCTS—0.8%
Ginko International Co., Ltd.	7,000	133,412

SEMICONDUCTORS—4.2%
Chipbond Technology Corp.	97,000	195,747
Epistar Corp.	79,815	138,561
Taiwan Semiconductor Manufacturing Co., Ltd.	90,000	334,805
		669,113

	SHARES	VALUE
COMMON STOCKS—(CONT.)
TAIWAN—(CONT.)
TEXTILES—1.0%
Eclat Textile Co., Ltd.	15,000	$164,855

TOTAL TAIWAN (Cost $1,530,751)		1,677,985

THAILAND—2.2%
AGRICULTURAL PRODUCTS—0.6%
Charoen Pokphand Foods PCL.	114,100	88,895

DIVERSIFIED BANKS—0.8%
Kasikornbank PCL.	21,900	133,408

HIGHWAYS & RAILTRACKS—0.8%
Airports of Thailand PCL.	18,400	125,066

TOTAL THAILAND (Cost $330,416)		347,369

TURKEY—0.7%
AIRPORT SERVICES—0.7%
TAV Havalimanlari Holding AS (Cost $112,567)	15,150	110,024

UNITED KINGDOM—0.9%
BREWERS—0.9%
SABMiller PLC. (Cost $131,063)	2,729	142,376

VIRGIN ISLANDS (BRITISH)—0.6%
IT CONSULTING & OTHER SERVICES—0.6%
Luxoft Holding, Inc.* (Cost $66,145)	3,500	102,270

TOTAL COMMON STOCKS (Cost $13,938,448)		15,148,619

PREFERRED STOCKS—0.6%
BRAZIL—0.6%
INTEGRATED OIL & GAS—0.6%
Petroleo Brasileiro SA (Cost $107,361)	11,400	103,972

REAL ESTATE INVESTMENT TRUST—0.8%
TURKEY—0.8%
RESIDENTIAL—0.8%
Emlak Konut Gayrimenkul Yatirim Ortakligi AS (Cost $148,644)	86,075	122,866
Total Investments (Cost $14,194,453)(c)	96.3%	15,375,457
Other Assets in Excess of Liabilities	3.7%	586,141
NET ASSETS	100.0%	$15,961,598

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.
#	American Depositary Receipts.
*	Non-income producing security.
(L2)	Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.
(a)	Global Depositary Receipts.
(b)

Pursuant to Securities and Exchange Commission Rule 144A, these securities may be sold prior to their maturity only to qualified institutional buyers.  These securities are deemed to be liquid and represent 0.5% of the net assets of the Fund.

(c)

At October 31, 2013, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $14,208,872, amounted to $1,166,585 which consisted of aggregate gross unrealized appreciation of $1,947,891 and aggregate gross unrealized depreciation of $781,306.

Industry classifications are unaudited.

See Notes to Financial Statements.

THE ALGER FUNDS II

Statement of Assets and Liabilities October 31, 2013

	Alger Spectra Fund	Alger Green Fund
ASSETS:
Investments in securities, at value (Identified cost below)* see accompanying schedules of investments	$3,676,018,842	$66,949,358
Cash and cash equivalents (a)	42,013,713	2,675,994
Receivable for investment securities sold	99,059,981	230,206
Receivable for shares of beneficial interest sold	15,010,427	416,110
Receivable for interfund loans	423,105	—
Dividends and interest receivable	2,238,735	34,791
Prepaid expenses	79,751	30,403
Total Assets	3,834,844,554	70,336,862

LIABILITIES:
Securities sold short, at value ‡	248,616,239	—
Payable for investment securities purchased	148,845,555	183,289
Payable for shares of beneficial interest redeemed	4,080,726	239,053
Accrued investment advisory fees	2,362,504	40,843
Accrued transfer agent fees	660,028	19,907
Accrued distribution fees	907,694	16,917
Accrued administrative fees	77,283	1,582
Accrued shareholder administrative fees	40,486	762
Dividends payable	158,160	—
Accrued other expenses	284,021	44,077
Total Liabilities	406,032,696	546,430
NET ASSETS	$3,428,811,858	$69,790,432

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	2,570,080,059	51,226,421
Undistributed net investment income	1,233,247	25,391
Undistributed net realized gain	176,823,182	2,653,949
Net unrealized appreciation on investments	680,675,370	15,884,671
NET ASSETS	$3,428,811,858	$69,790,432

* Identified cost	$2,989,096,385	$51,064,688
‡ Proceeds received on short sales	$242,348,740	$—
(a) Includes restricted cash held as collateral for short sales	$37,687,091	$—

See Notes to Financial Statements.

	Alger Spectra Fund	Alger Green Fund
NET ASSETS BY CLASS:
Class A	$1,866,316,693	$30,585,596
Class C	$458,750,516	$4,096,510
Class I	$736,035,757	$35,108,326
Class Z	$367,708,892	$—

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	107,469,825	3,484,828
Class C	27,282,260	485,069
Class I	42,110,883	4,005,037
Class Z	21,058,134	—

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share	$17.37	$8.78
Class A — Offering Price Per Share (includes a 5.25% sales charge)	$18.33	$9.26
Class C — Net Asset Value Per Share	$16.81	$8.45
Class I — Net Asset Value Per Share	$17.48	$8.77
Class Z — Net Asset Value Per Share	$17.46	$—

See Notes to Financial Statements.

	Alger Analyst Fund	Alger Dynamic Opportunities Fund
ASSETS:
Investments in securities, at value (Identified cost below)* see accompanying schedules of investments	$6,682,714	$40,553,496
Cash and cash equivalents (a)	1,164,935	30,584,646
Receivable for investment securities sold	254,550	1,665,499
Receivable for shares of beneficial interest sold	15,000	134,436
Dividends and interest receivable	2,909	23,331
Receivable from Investment Manager	9,715	—
Prepaid expenses	26,580	35,279
Total Assets	8,156,403	72,996,687

LIABILITIES:
Securities sold short, at value ‡	—	12,192,839
Payable for investment securities purchased	1,185,508	2,047,746
Payable for shares of beneficial interest redeemed	67,913	5,464
Accrued investment advisory fees	3,899	59,215
Accrued transfer agent fees	2,377	10,796
Accrued distribution fees	1,467	8,862
Accrued administrative fees	143	1,357
Accrued shareholder administrative fees	75	701
Dividends payable	—	6,492
Accrued other expenses	32,005	40,592
Total Liabilities	1,293,387	14,374,064
NET ASSETS	$6,863,016	$58,622,623

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	5,320,576	50,453,287
Undistributed net investment income	2,878	19,701
Undistributed net realized gain	690,654	3,645,766
Net unrealized appreciation on investments	848,908	4,503,869
NET ASSETS	$6,863,016	$58,622,623

* Identified cost	$5,833,809	$34,909,440
‡ Proceeds received on short sales	$—	$11,052,651
(a) Includes restricted cash held as collateral for short sales	$—	$11,263,529

See Notes to Financial Statements.

	Alger Analyst Fund	Alger Dynamic Opportunities Fund
NET ASSETS BY CLASS:
Class A	$4,765,987	$36,711,664
Class C	$282,323	$1,407,445
Class I	$1,814,706	$—
Class Z	$—	$20,503,514

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	343,766	2,846,568
Class C	21,150	111,551
Class I	131,010	—
Class Z	—	1,579,236

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share	$13.86	$12.90
Class A — Offering Price Per Share (includes a 5.25% sales charge)	$14.63	$13.61
Class C — Net Asset Value Per Share	$13.35	$12.62
Class I — Net Asset Value Per Share	$13.85	$—
Class Z — Net Asset Value Per Share	$—	$12.98

See Notes to Financial Statements.

Alger Emerging Markets Fund
ASSETS:
Investments in securities, at value (Identified cost below)* see accompanying schedules of investments	$15,375,457
Cash and cash equivalents	541,097
Foreign cash †	87,331
Receivable for investment securities sold	134,778
Receivable for shares of beneficial interest sold	28,524
Dividends and interest receivable	5,113
Receivable from Investment Manager	17,046
Prepaid expenses	29,647
Total Assets	16,218,993

LIABILITIES:
Payable for investment securities purchased	184,984
Accrued investment advisory fees	14,486
Accrued transfer agent fees	2,438
Accrued distribution fees	3,587
Accrued administrative fees	362
Accrued shareholder administrative fees	162
Accrued other expenses	51,376
Total Liabilities	257,395
NET ASSETS	$15,961,598

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	16,010,643
Undistributed net investment income (accumulated loss)	(1,504)
Undistributed net realized gain (accumulated realized loss)	(1,227,714)
Net unrealized appreciation on investments	1,180,173
NET ASSETS	$15,961,598

* Identified cost	$14,194,453
† Cost of foreign cash	$86,316

See Notes to Financial Statements.

Alger Emerging Markets Fund
NET ASSETS BY CLASS:
Class A	$5,259,024
Class C	$484,402
Class I	$10,218,172

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	549,758
Class C	51,414
Class I	1,074,786

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share	$9.57
Class A — Offering Price Per Share (includes a 5.25% sales charge)	$10.10
Class C — Net Asset Value Per Share	$9.42
Class I — Net Asset Value Per Share	$9.51

See Notes to Financial Statements.

THE ALGER FUNDS II

Statement of Operations For the year ended October 31, 2013

	Alger Spectra Fund	Alger Green Fund
INCOME:
Dividends (net of foreign withholding taxes*)	$49,240,534	$833,867
Interest	114,049	4,154
Total Income	49,354,583	838,021

EXPENSES:
Advisory fees — Note 3(a)	22,898,919	394,944
Distribution fees — Note 3(c)
Class A	3,679,446	68,441
Class C	3,406,289	31,877
Class I	1,389,534	62,654
Shareholder administrative fees — Note 3(f)	383,132	7,549
Administration fees — Note 3(b)	729,646	15,297
Dividends on securities sold short	2,697,958	—
Custodian fees	204,377	21,375
Interest expenses	2,172	99
Borrowing fees on short sales	3,178,201	—
Transfer agent fees and expenses — Note 3(f)	1,892,426	49,980
Printing fees	391,895	13,684
Professional fees	131,767	23,840
Registration fees	276,097	54,932
Trustee fees — Note 3(g)	24,182	20,125
Fund accounting fees	375,167	21,809
Miscellaneous	200,803	7,174
Total Expenses	41,862,011	793,780
Less, expense reimbursements/waivers — Note 3(a)	—	(16,781)
Net Expenses	41,862,011	776,999
NET INVESTMENT INCOME	7,492,572	61,022

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS AND FOREIGN CURRENCY:
Net realized gain on investments and purchased options	220,149,470	7,891,469
Net realized gain (loss) on foreign currency transactions	(863)	3,026
Net change in unrealized appreciation on investments, options and foreign currency	470,836,541	7,240,706
Net realized and unrealized gain on investments, options, and foreign currency	690,985,148	15,135,201
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$698,477,720	$15,196,223

* Foreign withholding taxes	$191,572	$—

See Notes to Financial Statements.

	Alger Analyst Fund	Alger Dynamic Opportunities Fund
INCOME:
Dividends (net of foreign withholding taxes*)	$59,046	$590,839
Interest	92	4,546
Total Income	59,138	595,385

EXPENSES:
Advisory fees — Note 3(a)	36,159	582,955
Distribution fees — Note 3(c)
Class A	7,661	72,916
Class C	2,288	8,746
Class I	3,820	—
Shareholder administrative fees — Note 3(f)	697	6,811
Administration fees — Note 3(b)	1,326	13,359
Dividends on securities sold short	—	157,499
Custodian fees	18,475	33,890
Borrowing fees on short sales	—	126,828
Transfer agent fees and expenses — Note 3(f)	4,850	34,763
Printing fees	2,411	10,315
Professional fees	30,104	36,987
Registration fees	53,679	91,002
Trustee fees — Note 3(g)	20,028	20,096
Fund accounting fees	15,428	24,244
Miscellaneous	2,843	5,944
Total Expenses	199,769	1,226,355
Less, expense reimbursements/waivers — Note 3(a)	(135,604)	(10,223)
Net Expenses	64,165	1,216,132
NET INVESTMENT LOSS	(5,027)	(620,747)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS AND FOREIGN CURRENCY:
Net realized gain on investments and purchased options	707,101	4,717,761
Net realized gain on foreign currency transactions	—	109
Net realized gain on options written	—	2,521
Net change in unrealized appreciation on investments, options and foreign currency	706,261	3,263,271
Net realized and unrealized gain on investments, options, and foreign currency	1,413,362	7,983,662
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,408,335	$7,362,915

* Foreign withholding taxes	$27	$3,095

See Notes to Financial Statements.

Alger Emerging Markets Fund
INCOME:
Dividends (net of foreign withholding taxes*)	$228,889
Interest	141
Total Income	229,030

EXPENSES:
Advisory fees — Note 3(a)	139,936
Distribution fees — Note 3(c)
Class A	7,797
Class C	2,293
Class I	23,433
Shareholder administrative fees — Note 3(f)	1,490
Administration fees — Note 3(b)	3,498
Custodian fees	113,298
Interest expenses	49
Transfer agent fees and expenses — Note 3(f)	8,177
Printing fees	2,197
Professional fees	34,088
Registration fees	55,624
Trustee fees — Note 3(g)	20,042
Fund accounting fees	18,618
Miscellaneous	13,292
Total Expenses	443,832
Less, expense reimbursements/waivers — Note 3(a)	(225,002)
Net Expenses	218,830
NET INVESTMENT INCOME	10,200

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS AND FOREIGN CURRENCY:
Net realized gain on investments and purchased options	799,932
Net realized (loss) on foreign currency transactions	(15,235)
Net change in unrealized appreciation on investments, options and foreign currency	836,383
Net realized and unrealized gain on investments, options, and foreign currency	1,621,080
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,631,280

* Foreign withholding taxes	$20,865

See Notes to Financial Statements.

THE ALGER FUNDS II

Statements of Changes in Net Assets

	Alger Spectra Fund
	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Net investment income	$7,492,572	$2,174,882
Net realized gain on investments, options and foreign currency	220,148,607	42,272,555
Net change in unrealized appreciation on investments, options and foreign currency	470,836,541	157,709,234
Net increase in net assets resulting from operations	698,477,720	202,156,671

Dividends and distributions to shareholders from:
Net investment income:
Class A	(7,356,349)	—
Class C	(316,210)	—
Class I	(2,816,255)	—
Class Z	(2,068,209)	—
Net realized gains:
Class A	(27,530,579)	(14,843,410)
Class C	(6,079,934)	(2,459,598)
Class I	(9,915,565)	(4,643,048)
Class Z	(5,176,165)	(97,547)
Total dividends and distributions to shareholders	(61,259,266)	(22,043,603)

Increase (decrease) from shares of beneficial interest transactions:
Class A	356,042,498	208,814,348
Class C	134,065,596	90,829,301
Class I	170,499,124	121,094,984
Class Z	82,926,424	206,079,398
Net increase from shares of beneficial interest transactions — Note 6(a)	743,533,642	626,818,031

Redemption Fees:
Class A	64,454	65,520
Class C	2,464	1,566
Total Redemption Fees — Note 6(b)	66,918	67,086
Total increase	1,380,819,014	806,998,185

Net Assets:
Beginning of period	2,047,992,844	1,240,994,659
END OF PERIOD	$3,428,811,858	$2,047,992,844
Undistributed net investment income	$1,233,247	$2,023,724

See Notes to Financial Statements.

	Alger Green Fund
	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Net investment income	$61,022	$30,880
Net realized gain on investments, options and foreign currency	7,894,495	2,422,828
Net change in unrealized appreciation on investments, options and foreign currency	7,240,706	2,832,780
Net increase in net assets resulting from operations	15,196,223	5,286,488

Dividends and distributions to shareholders from:
Net investment income:
Class A	(39,971)	—
Class I	(29,115)	—
Total dividends and distributions to shareholders	(69,086)	—

Increase (decrease) from shares of beneficial interest transactions:
Class A	(3,149,115)	(3,646,827)
Class C	769,098	(286,205)
Class I	8,599,485	(2,048,575)
Net increase (decrease) from shares of beneficial interest transactions — Note 6(a)	6,219,468	(5,981,607)

Redemption Fees:
Class A	—	13
Total Redemption Fees — Note 6(b)	—	13
Total increase (decrease)	21,346,605	(695,106)

Net Assets:
Beginning of period	48,443,827	49,138,933
END OF PERIOD	$69,790,432	$48,443,827
Undistributed net investment income	$25,391	$30,879

See Notes to Financial Statements.

	Alger Analyst Fund
	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Net investment loss	$(5,027)	$(12,597)
Net realized gain on investments, options and foreign currency	707,101	509,939
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	706,261	(182,910)
Net increase in net assets resulting from operations	1,408,335	314,432

Dividends and distributions to shareholders from:
Net realized gains:
Class A	(145,387)	—
Class C	(10,840)	—
Class I	(67,804)	—
Total dividends and distributions to shareholders	(224,031)	—

Increase (decrease) from shares of beneficial interest transactions:
Class A	1,485,388	(13,158)
Class C	42,219	2,448
Class I	262,158	337,640
Net increase from shares of beneficial interest transactions — Note 6(a)	1,789,765	326,930

Redemption Fees:
Class C	68	42
Total Redemption Fees — Note 6(b)	68	42
Total increase	2,974,137	641,404

Net Assets:
Beginning of period	3,888,879	3,247,475
END OF PERIOD	$6,863,016	$3,888,879
Undistributed net investment income (accumulated loss)	$2,878	$(190)

See Notes to Financial Statements.

	Alger Dynamic Opportunities Fund
	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Net investment loss	$(620,747)	$(254,838)
Net realized gain on investments, options and foreign currency	4,720,391	736,543
Net change in unrealized appreciation on investments, options and foreign currency	3,263,271	893,197
Net increase in net assets resulting from operations	7,362,915	1,374,902

Dividends and distributions to shareholders from:
Net realized gains:
Class A	—	(164,541)
Class C	—	(9,027)
Class Z	—	(163,669)
Total dividends and distributions to shareholders	—	(337,237)

Increase (decrease) from shares of beneficial interest transactions:
Class A	10,548,682	9,833,326
Class C	656,198	60,674
Class Z	532,501	5,163,671
Net increase from shares of beneficial interest transactions — Note 6(a)	11,737,381	15,057,671

Redemption Fees:
Class A	1,809	3,898
Total Redemption Fees — Note 6(b)	1,809	3,898
Total increase	19,102,105	16,099,234

Net Assets:
Beginning of period	39,520,518	23,421,284
END OF PERIOD	$58,622,623	$39,520,518
Undistributed net investment income (accumulated loss)	$19,701	$(188,209)

See Notes to Financial Statements.

	Alger Emerging Markets Fund
	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Net investment income	$10,200	$14,829
Net realized gain (loss) on investments, options and foreign currency	784,697	(842,339)
Net change in unrealized appreciation on investments, options and foreign currency	836,383	1,062,830
Net increase in net assets resulting from operations	1,631,280	235,320

Dividends and distributions to shareholders from:
Net investment income:
Class A	(21,705)	—
Class C	(1,122)	—
Class I	(170,271)	—
Total dividends and distributions to shareholders	(193,098)	—

Increase (decrease) from shares of beneficial interest transactions:
Class A	3,758,119	383,260
Class C	293,590	8,654
Class I	433,497	15,468
Net increase from shares of beneficial interest transactions — Note 6(a)	4,485,206	407,382

Redemption Fees:
Class A	—	37
Total Redemption Fees — Note 6(b)	—	37
Total increase	5,923,388	642,739

Net Assets:
Beginning of period	10,038,210	9,395,471
END OF PERIOD	$15,961,598	$10,038,210
Undistributed net investment income (accumulated loss)	$(1,504)	$13,389

See Notes to Financial Statements.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period

Alger Spectra Fund

	Class A
	Year ended 10/31/2013		Year ended 10/31/2012		Year ended 10/31/2011		Year ended 10/31/2010		Year ended 10/31/2009
Net asset value, beginning of period	$13.82		$12.35		$11.33		$9.28		$7.07
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	0.05		0.02		(0.05)		(0.06)		(0.02)
Net realized and unrealized gain on investments	3.91		1.66		1.07		2.11		2.23
Total from investment operations	3.96		1.68		1.02		2.05		2.21
Dividends from net investment income	(0.09)		—		—		—		—
Distributions from net realized gains	(0.32)		(0.21)		—		—		—
Net asset value, end of period	$17.37		$13.82		$12.35		$11.33		$9.28
Total return(ii)	29.29%		14.00%		9.00%		22.00%		31.40%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$1,866,317		$1,158,220		$836,857		$488,872		$280,139
Ratio of gross expenses to average net assets	1.52	%(iii)	1.49	%(iv)	1.58	%(v)	1.74	%(vi)	1.90	%(vii)
Ratio of expense reimbursements to average net assets	—		—		—		—		—
Ratio of net expenses to average net assets	1.52%		1.49%		1.58%		1.74%		1.90%
Ratio of net investment income (loss) to average net assets	0.35%		0.16%		(0.38)%		(0.57)%		(0.29)%
Portfolio turnover rate	113.69%		139.90%		163.11%		252.68%		362.48%

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

(iii) Includes 0.22% related to dividend expense on short positions and interest expense for the period ended 10/31/13

(iv) Includes 0.12% related to dividend expense on short positions and interest expense for the period ended 10/31/12

(v) Includes 0.18% related to dividend expense on short positions and interest expense for the period ended 10/31/11

(vi) Includes 0.32% related to dividend expense on short positions and interest expense for the period ended 10/31/10

(vii) Includes 0.29% related to dividend expense on short positions and interest expense for the period ended 10/31/09

See Notes to Financial Statements.

	Class C
	Year ended 10/31/2013		Year ended 10/31/2012		Year ended 10/31/2011		Year ended 10/31/2010		Year ended 10/31/2009
Net asset value, beginning of period	$13.43		$12.09		$11.18		$9.23		$7.07
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.07)		(0.07)		(0.13)		(0.14)		(0.12)
Net realized and unrealized gain on investments	3.79		1.62		1.04		2.09		2.28
Total from investment operations	3.72		1.55		0.91		1.95		2.16
Dividends from net investment income	(0.02)		—		—		—		—
Distributions from net realized gains	(0.32)		(0.21)		—		—		—
Net asset value, end of period	$16.81		$13.43		$12.09		$11.18		$9.23
Total return(ii)	28.38%		13.12%		8.20%		21.00%		30.60%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$458,750		$242,972		$134,399		$47,351		$4,685
Ratio of gross expenses to average net assets	2.28	%(iii)	2.24	%(iv)	2.32	%(v)	2.52	%(vi)	2.48	%(vii)
Ratio of expense reimbursements to average net assets	—		—		—		—		—
Ratio of net expenses to average net assets	2.28%		2.24%		2.32%		2.52%		2.48%
Ratio of net investment income (loss) to average net assets	(0.46)%		(0.57)%		(1.11)%		(1.38)%		(1.35)%
Portfolio turnover rate	113.69%		139.90%		163.11%		252.68%		362.48%

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

(iii) Includes 0.22% related to dividend expense on short positions and interest expense for the period ended 10/31/13

(iv) Includes 0.13% related to dividend expense on short positions and interest expense for the period ended 10/31/12

(v) Includes 0.17% related to dividend expense on short positions and interest expense for the period ended 10/31/11

(vi) Includes 0.31% related to dividend expense on short positions and interest expense for the period ended 10/31/10

(vii) Includes 0.25% related to dividend expense on short positions and interest expense for the period ended 10/31/09

See Notes to Financial Statements.

	Class I
	Year ended 10/31/2013		Year ended 10/31/2012		Year ended 10/31/2011		Year ended 10/31/2010		Year ended 10/31/2009
Net asset value, beginning of period	$13.92		$12.42		$11.39		$9.32		$7.08
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	0.06		0.03		(0.04)		(0.05)		(0.07)
Net realized and unrealized gain on investments	3.91		1.68		1.07		2.12		2.31
Total from investment operations	3.97		1.71		1.03		2.07		2.24
Dividends from net investment income	(0.09)		—		—		—		—
Distributions from net realized gains	(0.32)		(0.21)		—		—		—
Net asset value, end of period	$17.48		$13.92		$12.42		$11.39		$9.32
Total return(ii)	29.30%		14.07%		9.10%		22.10%		31.80%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$736,036		$431,557		$266,366		$116,343		$63,719
Ratio of gross expenses to average net assets	1.50	%(iii)	1.43	%(iv)	1.50	%(v)	1.64	%(vi)	1.50	%(vii)
Ratio of expense reimbursements to average net assets	—		—		—		(0.01)%		(0.05)%
Ratio of net expenses to average net assets	1.50%		1.43%		1.50%		1.63%		1.45%
Ratio of net investment income (loss) to average net assets	0.36%		0.25%		(0.29)%		(0.46)%		(0.77)%
Portfolio turnover rate	113.69%		139.90%		163.11%		252.68%		362.48%

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

(iii) Includes 0.22% related to dividend expense on short positions and interest expense for the period ended 10/31/13

(iv) Includes 0.12% related to dividend expense on short positions and interest expense for the period ended 10/31/12

(v) Includes 0.18% related to dividend expense on short positions and interest expense for the period ended 10/31/11

(vi) Includes 0.32% related to dividend expense on short positions and interest expense for the period ended 10/31/10

(vii) Includes 0.20% related to dividend expense on short positions and interest expense for the period ended 10/31/09

See Notes to Financial Statements.

	Class Z
	Year ended 10/31/2013		Year ended 10/31/2012		From 12/29/2010(i) to 10/31/2011(ii)
Net asset value, beginning of period	$13.90		$12.38		$12.20
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(iii)	0.10		0.08		—
Net realized and unrealized gain on investments	3.91		1.65		0.18
Total from investment operations	4.01		1.73		0.18
Dividends from net investment income	(0.13)		—		—
Distributions from net realized gains	(0.32)		(0.21)		—
Net asset value, end of period	$17.46		$13.90		$12.38
Total return(iv)	29.68%		14.28%		1.50%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$367,709		$215,244		$3,373
Ratio of gross expenses to average net assets	1.20	%(v)	1.20	%(vi)	2.65	%(vii)
Ratio of expense reimbursements to average net assets	—		—		(1.41)%
Ratio of net expenses to average net assets	1.20%		1.20%		(1.24)%
Ratio of net investment income (loss) to average net assets	0.65%		0.60%		(0.01)%
Portfolio turnover rate	113.69%		139.90%		163.11%

(i) Commencement of operations.

(ii) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.

(iii) Amount was computed based on average shares outstanding during the period.

(iv) Does not reflect the effect of sales charges, if applicable.

(v) Includes 0.22% related to dividend expense on short positions and interest expense for the period ended 10/31/13

(vi) Includes 0.17% related to dividend expense on short positions and interest expense for the period ended 10/31/12

(vii) Includes 0.14% related to dividend expense on short positions and interest expense for the period ended 10/31/11

See Notes to Financial Statements.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period

Alger Green Fund

	Class A(a)
	Year ended 10/31/2013	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009
Net asset value, beginning of period	$6.68	$6.01	$6.03	$5.24	$4.52
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	0.01	0.01	(0.01)	(0.01)	—
Net realized and unrealized gain (loss) on investments	2.10	0.66	(0.01)	0.80	0.72
Total from investment operations	2.11	0.67	(0.02)	0.79	0.72
Dividends from net investment income	(0.01)	—	—	—	—
Net asset value, end of period	$8.78	$6.68	$6.01	$6.03	$5.24
Total return(ii)	31.63%	11.15%	(0.30)%	15.10%	15.90%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$30,586	$26,243	$27,018	$37,545	$27,335
Ratio of gross expenses to average net assets	1.41%	1.49%	1.46%	1.44%	1.87%
Ratio of expense reimbursements to average net assets	(0.06)%	(0.17)%	(0.21)%	(0.19)%	(0.62)%
Ratio of net expenses to average net assets	1.35%	1.32%	1.25%	1.25%	1.25%
Ratio of net investment income (loss) to average net assets	0.18%	0.12%	(0.14)%	(0.21)%	(0.10)%
Portfolio turnover rate	43.35%	21.25%	28.25%	29.44%	79.75%

(a) Commenced operations January 12, 2007 after the reorganization of the Class I and R shares of the Alger Green Institutional Fund into the Class N shares of the Alger Green Fund. Class N shares were redesignated as Class A shares on September 24, 2008. The Financial Highlights prior to January 11, 2007 is that of its predecessor fund, Alger Green Institutional Fund.

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

	Class C
	Year ended 10/31/2013	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009
Net asset value, beginning of period	$6.47	$5.88	$5.94	$5.20	$4.51
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.05)	(0.05)	(0.05)	(0.05)	(0.05)
Net realized and unrealized gain (loss) on investments	2.03	0.64	(0.01)	0.79	0.74
Total from investment operations	1.98	0.59	(0.06)	0.74	0.69
Net asset value, end of period	$8.45	$6.47	$5.88	$5.94	$5.20
Total return(ii)	30.45%	10.03%	(1.00)%	14.20%	15.30%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$4,096	$2,484	$2,517	$2,436	$1,041
Ratio of gross expenses to average net assets	2.16%	2.31%	2.25%	2.26%	2.49%
Ratio of expense reimbursements to average net assets	—	(0.10)%	(0.25)%	(0.26)%	(0.49)%
Ratio of net expenses to average net assets	2.16%	2.21%	2.00%	2.00%	2.00%
Ratio of net investment income (loss) to average net assets	(0.69)%	(0.77)%	(0.90)%	(0.97)%	(1.05)%
Portfolio turnover rate	43.35%	21.25%	28.25%	29.44%	79.75%

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

	Class I
	Year ended 10/31/2013	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009
Net asset value, beginning of period	$6.67	$6.01	$6.02	$5.24	$4.52
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	0.01	0.01	(0.01)	(0.01)	(0.01)
Net realized and unrealized gain on investments	2.10	0.65	—	0.79	0.73
Total from investment operations	2.11	0.66	(0.01)	0.78	0.72
Dividends from net investment income	(0.01)	—	—	—	—
Net asset value, end of period	$8.77	$6.67	$6.01	$6.02	$5.24
Total return(ii)	31.68%	11.00%	(0.20)%	14.90%	15.90%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$35,108	$19,717	$19,604	$13,461	$6,612
Ratio of gross expenses to average net assets	1.35%	1.52%	1.63%	1.47%	1.63%
Ratio of expense reimbursements to average net assets	—	(0.20)%	(0.38)%	(0.22)%	(0.38)%
Ratio of net expenses to average net assets	1.35%	1.32%	1.25%	1.25%	1.25%
Ratio of net investment income (loss) to average net assets	0.14%	0.10%	(0.16)%	(0.22)%	(0.28)%
Portfolio turnover rate	43.35%	21.25%	28.25%	29.44%	79.75%

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period

Alger Analyst Fund

	Class A
	Year ended 10/31/2013	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009
Net asset value, beginning of period	$10.83	$9.85	$9.54	$8.02	$6.57
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.01)	(0.03)	(0.05)	(0.05)	(0.04)
Net realized and unrealized gain on investments	3.66	1.01	0.36	1.57	1.49
Total from investment operations	3.65	0.98	0.31	1.52	1.45
Distributions from net realized gains	(0.62)	—	—	—	—
Net asset value, end of period	$13.86	$10.83	$9.85	$9.54	$8.02
Total return(ii)	35.40%	10.00%	3.20%	19.00%	22.10%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$4,766	$2,524	$2,306	$2,236	$1,722
Ratio of gross expenses to average net assets	4.07%	4.85%	5.31%	5.68%	7.62%
Ratio of expense reimbursements to average net assets	(2.77)%	(3.58)%	(4.11)%	(4.48)%	(6.42)%
Ratio of net expenses to average net assets	1.30%	1.27%	1.20%	1.20%	1.20%
Ratio of net investment income (loss) to average net assets	(0.07)%	(0.30)%	(0.50)%	(0.60)%	(0.53)%
Portfolio turnover rate	158.26%	158.39%	141.68%	73.54%	144.99%

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

	Class C
	Year ended 10/31/2013	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009
Net asset value, beginning of period	$10.51	$9.62	$9.39	$7.95	$6.56
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.09)	(0.10)	(0.12)	(0.12)	(0.09)
Net realized and unrealized gain on investments	3.55	0.99	0.35	1.56	1.48
Total from investment operations	3.46	0.89	0.23	1.44	1.39
Distributions from net realized gains	(0.62)	—	—	—	—
Net asset value, end of period	$13.35	$10.51	$9.62	$9.39	$7.95
Total return(ii)	34.63%	9.25%	2.40%	18.10%	21.20%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$282	$184	$165	$166	$126
Ratio of gross expenses to average net assets	5.49%	6.00%	6.45%	6.54%	8.49%
Ratio of expense reimbursements to average net assets	(3.54)%	(4.05)%	(4.50)%	(4.59)%	(6.54)%
Ratio of net expenses to average net assets	1.95%	1.95%	1.95%	1.95%	1.95%
Ratio of net investment income (loss) to average net assets	(0.73)%	(0.99)%	(1.25)%	(1.35)%	(1.29)%
Portfolio turnover rate	158.26%	158.39%	141.68%	73.54%	144.99%

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

	Class I
	Year ended 10/31/2013	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009
Net asset value, beginning of period	$10.82	$9.84	$9.53	$8.01	$6.56
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.01)	(0.03)	(0.05)	(0.05)	(0.04)
Net realized and unrealized gain on investments	3.66	1.01	0.36	1.57	1.49
Total from investment operations	3.65	0.98	0.31	1.52	1.45
Distributions from net realized gains	(0.62)	—	—	—	—
Net asset value, end of period	$13.85	$10.82	$9.84	$9.53	$8.01
Total return(ii)	35.44%	10.00%	3.30%	19.00%	22.10%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$1,815	$1,180	$776	$183	$155
Ratio of gross expenses to average net assets	4.07%	5.95%	6.91%	14.02%	7.75%
Ratio of expense reimbursements to average net assets	(2.77)%	(4.68)%	(5.71)%	(12.82)%	(6.55)%
Ratio of net expenses to average net assets	1.30%	1.27%	1.20%	1.20%	1.20%
Ratio of net investment income (loss) to average net assets	(0.08)%	(0.33)%	(0.50)%	(0.60)%	(0.56)%
Portfolio turnover rate	158.26%	158.39%	141.68%	73.54%	144.99%

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period

Alger Dynamic Opportunities Fund

	Class A
	Year ended 10/31/2013		Year ended 10/31/2012		Year ended 10/31/2011		From 11/2/2009(i) to 10/31/2010(ii)
Net asset value, beginning of period	$11.12		$10.64		$10.55		$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(iii)	(0.16)		(0.14)		(0.21)		(0.20)
Net realized and unrealized gain on investments	1.94		0.77		0.30		0.75
Total from investment operations	1.78		0.63		0.09		0.55
Distributions from net realized gains	—		(0.15)		—		—
Net asset value, end of period	$12.90		$11.12		$10.64		$10.55
Total return(iv)	16.01%		6.07%		0.90%		5.50%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$36,712		$21,741		$11,514		$14,527
Ratio of gross expenses to average net assets	2.61	%(v)	2.98	%(vi)	3.09	%(vii)	3.30	%(viii)
Ratio of expense reimbursements to average net assets	(0.03)%		(0.36)%		(0.62)%		(0.78)%
Ratio of net expenses to average net assets	2.58%		2.62%		2.47%		2.52%
Ratio of net investment income (loss) to average net assets	(1.37)%		(1.26)%		(1.87)%		(2.00)%
Portfolio turnover rate	201.50%		257.74%		430.05%		438.65%

(i) Commencement of operations.

(ii) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.

(iii) Amount was computed based on average shares outstanding during the period.

(iv) Does not reflect the effect of sales charges, if applicable.

(v) Includes 0.58% related to dividend expense on short positions and interest expense for the period ended 10/31/13

(vi) Includes 0.62% related to dividend expense on short positions and interest expense for the period ended 10/31/12

(vii) Includes 0.47% related to dividend expense on short positions and interest expense for the period ended 10/31/11

(viii) Includes 0.45% related to dividend expense on short positions and interest expense for the period ended 10/31/10

See Notes to Financial Statements.

	Class C
	Year ended 10/31/2013		Year ended 10/31/2012		From 12/29/2010(i) to 10/31/2011(ii)
Net asset value, beginning of period	$10.95		$10.57		10.96)
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(iii)	(0.25)		(0.22)		(0.23)
Net realized and unrealized gain (loss) on investments	1.92		0.75		(0.16)
Total from investment operations	1.67		0.53		(0.39)
Distributions from net realized gains	—		(0.15)		—
Net asset value, end of period	$12.62		$10.95		$10.57
Total return(iv)	15.15%		5.25%		(3.60)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$1,407		$622		$539
Ratio of gross expenses to average net assets	3.36	%(v)	4.00	%(vi)	4.12	%(vii)
Ratio of expense reimbursements to average net assets	(0.03)%		(0.62)%		(0.96)%
Ratio of net expenses to average net assets	3.33%		3.38%		3.16%
Ratio of net investment income (loss) to average net assets	(2.13)%		(2.05)%		2.56%
Portfolio turnover rate	201.50%		257.74%		430.05%

(i) Commencement of operations.

(ii) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.

(iii) Amount was computed based on average shares outstanding during the period.

(iv) Does not reflect the effect of sales charges, if applicable.

(v) Includes 0.58% related to dividend expense on short positions and interest expense for the period ended 10/31/13

(vi) Includes 0.63% related to dividend expense on short positions and interest expense for the period ended 10/31/12

(vii) Includes 0.41% related to dividend expense on short positions and interest expense for the period ended 10/31/11

See Notes to Financial Statements.

	Class Z
	Year ended 10/31/2013		Year ended 10/31/2012		From 12/29/2010(i) to 10/31/2011(ii)
Net asset value, beginning of period	$11.16		$10.66		$10.96
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(iii)	(0.13)		(0.10)		(0.15)
Net realized and unrealized gain (loss) on investments	1.95		0.75		(0.15)
Total from investment operations	1.82		0.65		(0.30)
Distributions from net realized gains	—		(0.15)		—
Net asset value, end of period	$12.98		$11.16		$10.66
Total return(iv)	16.29%		6.34%		(2.70)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$20,504		$17,158		$11,368
Ratio of gross expenses to average net assets	2.34	%(v)	2.73	%(vi)	11.84	%(vii)
Ratio of expense reimbursements to average net assets	—		(0.35)%		(9.30)%
Ratio of net expenses to average net assets	2.34%		2.38%		2.54%
Ratio of net investment income (loss) to average net assets	(1.08)%		(0.90)%		(1.92)%
Portfolio turnover rate	201.50%		257.74%		430.05%

(i) Commencement of operations.

(ii) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.

(iii) Amount was computed based on average shares outstanding during the period.

(iv) Does not reflect the effect of sales charges, if applicable.

(v) Includes 0.59% related to dividend expense on short positions and interest expense for the period ended 10/31/13

(vi) Includes 0.63% related to dividend expense on short positions and interest expense for the period ended 10/31/12

(vii) Includes 0.79% related to dividend expense on short positions and interest expense for the period ended 10/31/11

See Notes to Financial Statements.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period

Alger Emerging Markets Fund

	Class A
	Year ended 10/31/2013	Year ended 10/31/2012	From 12/29/2010(i) to 10/31/2011(ii)
Net asset value, beginning of period	$8.52	$8.32	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(iii)	0.02	0.03	0.04
Net realized and unrealized gain (loss) on investments	1.19	0.17	(1.72)
Total from investment operations	1.21	0.20	(1.68)
Dividends from net investment income	(0.16)	—	—
Net asset value, end of period	$9.57	$8.52	$8.32
Total return(iv)	14.31%	2.40%	(16.80)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$5,260	$1,176	$764
Ratio of gross expenses to average net assets	3.49%	4.43%	4.60%
Ratio of expense reimbursements to average net assets	(1.79)%	(2.73)%	(2.90)%
Ratio of net expenses to average net assets	1.70%	1.70%	1.70%
Ratio of net investment income (loss) to average net assets	0.19%	0.31%	0.51%
Portfolio turnover rate	103.59%	150.09%	121.91%

(i) Commencement of operations.

(ii) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.

(iii) Amount was computed based on average shares outstanding during the period.

(iv) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

	Class C
	Year ended 10/31/2013	Year ended 10/31/2012	From 12/29/2010(i) to 10/31/2011(ii)
Net asset value, beginning of period	$8.37	$8.23	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(iii)	(0.06)	(0.05)	(0.03)
Net realized and unrealized gain (loss) on investments	1.17	0.19	(1.74)
Total from investment operations	1.11	0.14	(1.77)
Dividends from net investment income	(0.06)	—	—
Net asset value, end of period	$9.42	$8.37	$8.23
Total return(iv)	13.34%	1.70%	(17.70)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$484	$151	$142
Ratio of gross expenses to average net assets	4.75%	5.61%	5.99%
Ratio of expense reimbursements to average net assets	(2.30)%	(3.16)%	(3.54)%
Ratio of net expenses to average net assets	2.45%	2.45%	2.45%
Ratio of net investment income (loss) to average net assets	(0.73)%	(0.57)%	(0.39)%
Portfolio turnover rate	103.59%	150.09%	121.91%

(i) Commencement of operations.

(ii) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.

(iii) Amount was computed based on average shares outstanding during the period.

(iv) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

	Class I
	Year ended 10/31/2013	Year ended 10/31/2012	From 12/29/2010(i) to 10/31/2011(ii)
Net asset value, beginning of period	$8.48	$8.28	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(iii)	0.01	0.01	—
Net realized and unrealized gain (loss) on investments	1.19	0.19	(1.72)
Total from investment operations	1.20	0.20	(1.72)
Dividends from net investment income	(0.17)	—	—
Net asset value, end of period	$9.51	$8.48	$8.28
Total return(iv)	14.26%	2.42%	(17.20)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$10,218	$8,712	$8,490
Ratio of gross expenses to average net assets	3.45%	4.28%	4.16%
Ratio of expense reimbursements to average net assets	(1.75)%	(2.58)%	(2.46)%
Ratio of net expenses to average net assets	1.70%	1.70%	1.70%
Ratio of net investment income (loss) to average net assets	0.06%	0.15%	0.05%
Portfolio turnover rate	103.59%	150.09%	121.91%

(i) Commencement of operations.

(ii) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.

(iii) Amount was computed based on average shares outstanding during the period.

(iv) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS

NOTE 1 — General:

The Alger Funds II (the “Trust”) is a diversified open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Trust operates as a series company currently issuing an unlimited number of shares of beneficial interest in five funds—Alger Spectra Fund, Alger Green Fund, Alger Analyst Fund, Alger Dynamic Opportunities Fund and Alger Emerging Markets Fund (collectively, the “Funds” or individually, each a “Fund”). The Funds normally invest primarily in equity securities and each has an investment objective of long-term capital appreciation.

Each Fund offers one or more of the following share classes: Class A shares, Class C shares, Class I shares and Class Z shares. Class A shares are generally subject to an initial sales charge while Class C shares are generally subject to a deferred sales charge. Class I shares and Class Z shares are sold to institutional investors without an initial or deferred sales charge. Each class has identical rights to assets and earnings, except that each share class bears the costs of its plan of distribution, if it maintains one, and transfer agency and sub-transfer agency services.

NOTE 2 — Significant Accounting Policies:

(a) Investment Valuation: The Funds value their financial instruments at fair value using independent dealers or pricing services under policies approved by the Board of Trustees. Investments are valued on each day the New York Stock Exchange (the “NYSE”) is open, as of the close of the NYSE (normally 4:00 p.m. Eastern time).

Equity securities and option contracts for which valuation information is readily available are valued at the last reported sales price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the absence of reported sales, such securities are valued at the bid price or, in the absence of a recent bid price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

Debt securities generally trade in the over-the-counter market.  Debt securities with remaining maturities of more than sixty days at the time of acquisition are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche.  Debt securities with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value.

Securities for which market quotations are not readily available are valued at fair value, as

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

determined in good faith pursuant to procedures established by the Board of Trustees.

Securities in which the Funds invest may be traded in foreign markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE may result in adjustments to the foreign closing prices to reflect what the investment adviser, pursuant to policies established by the Board of Trustees, believes to be the fair value of these securities as of the close of the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open.

Financial Accounting Standards Board Accounting Standards Codification 820 — Fair Value Measurements and Disclosures (“ASC 820”) defines fair value as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability and may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds’ own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•                  Level 1 — quoted prices in active markets for identical investments

•                  Level 2 — significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The Funds’ valuation techniques are generally consistent with the market approach whereby prices and other relevant information generated by market transactions involving identical or comparable assets are used to measure fair value.  Inputs for Level 1 include exchange-listed prices and broker quotes in an active market.  Inputs for Level 2 include the last trade price in the case of a halted security, an exchange-listed price which has been adjusted for fair value factors, and prices of closely related securities.  Additional Level 2 inputs include an evaluated price which is based upon a compilation of observable market information such as spreads for fixed income and preferred securities.  Valuation techniques for Level 3 securities include using the income approach whereby future amounts are converted, or discounted, to a current single amount. These fair value measurements are determined on the basis of the value indicated by current market expectations about such future events. Inputs for Level 3 include unobservable market information which can include cash flows, income and expenses, and other information obtained from a company’s financial statements, or from market indicators such as benchmarks and indices.

Valuation processes are determined by a Valuation Committee (“Committee”) established by the Trust’s Board of Trustees (“Board”) and comprised of representatives of the

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

Trust’s investment advisor.  The Committee reports its fair valuation determinations to the Board which is responsible for approving valuation policy and procedures.

While the Committee meets on an as needed basis, the Committee formally meets quarterly to review and evaluate the effectiveness of the procedures for making fair value determinations.  The Committee considers, among other things, the results of quarterly back testing of the fair value model for foreign securities, pricing comparisons between primary and secondary price sources, the outcome of price challenges put to the Funds’ pricing vendor, and variances between transactional prices and previous mark-to-markets.

The Funds will record a change to a security’s fair value level if new inputs are available or it becomes evident that inputs previously considered for leveling have changed or are no longer relevant.  Transfers between Levels 1 and 2 are recognized at the end of the reporting period, and transfers into and out of Level 3 are recognized during the reporting period.

(b) Cash and Cash Equivalents: Cash and cash equivalents include U.S. dollars, foreign cash and overnight time deposits.

(c) Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

(d) Foreign Currency Translations: The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in realized and unrealized gain or loss on investments in the Statement of Operations.

(e) Short Sales: Securities sold short represent an obligation to deliver the securities at a future date.  A Fund may sell a security it does not own in anticipation of a decline in the value of that security before the delivery date.  When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale.  Dividends paid on securities sold short are disclosed as an expense on the Statement of Operations.  A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

To secure its obligation to deliver to the broker-dealer the securities sold short, the Fund must segregate an amount of cash or liquid securities with its custodian equal to any excess of the current market value of the securities sold short over any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

including the proceeds of the short sale).  As a result of that requirement, the Fund will not gain any leverage merely by selling short, except to the extent that it earns interest or other income or gains on the segregated cash or liquid securities while also being subject to gain or loss from the securities sold short.

(f) Option Contracts: When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Funds may also purchase put and call options.  Each Fund pays a premium which is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss.

(g) Dividends to Shareholders: Dividends and distributions payable to shareholders are recorded by the Funds on the ex-dividend date. Dividends from net investment income and distributions from net realized gains are declared and paid annually after the end of the fiscal year in which earned.

Each class is treated separately in determining the amounts of dividends from net investment income payable to holders of its shares.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of a Fund’s distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income, net realized gain on investment transactions or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the difference in tax treatment of net operating losses, passive foreign investment companies, and foreign currency transactions. The reclassifications are done annually at fiscal year end and have no impact on the net asset values of the Funds, and are designed to present each Fund’s capital accounts on a tax basis.

(h) Federal Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code Subchapter M applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Provided the Funds maintain

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

such compliance, no federal income tax provision is required. Each Fund is treated as a separate entity for the purpose of determining such compliance.

Financial Accounting Standards Board Accounting Standards Codification 740 — Income Taxes (“ASC 740”) requires the Funds to measure and recognize in their financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position.  No tax years are currently under investigation.  The Funds file income tax returns in the U.S. Federal jurisdiction, as well as the New York State and New York City jurisdictions.  The statute of limitations on the tax returns for the Alger Spectra Fund, Alger Green Fund, and Alger Analyst Fund remains open for the tax years 2009-2013, Alger Dynamic Opportunities Fund remains open for the tax years 2010-2013 and Alger Emerging Markets Fund remains open for the tax year 2011-2013.  Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

(i) Allocation Methods: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to each Fund are charged to that Fund’s operations; expenses which are applicable to all Funds are allocated among them based on net assets. Income, realized and unrealized gains and losses, and expenses of each Fund are allocated among the Fund’s classes based on relative net assets, with the exception of distribution fees, transfer agency fees, and shareholder serving and related fees.

(j) Estimates: These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates.

NOTE 3 — Investment Advisory Fees and Other Transactions with Affiliates:

(a) Investment Advisory: Effective November 1, 2012, the investment advisory fees were changed to tiered fee rate’s (other than for Alger Emerging Markets Fund) based on net assets of each Fund.  The fees incurred by each Fund, pursuant to the provisions of the Trust’s Investment Advisory Agreement with Fred Alger Management, Inc., (“Alger Management” or the “Manager”), are payable monthly and computed based on the following rates.  The actual rate paid as a percentage of average daily net assets, for the year ended October 31, 2013, is set forth below under the heading “Actual Rate.”:

	Tier 1	Tier 2	Tier 3	Actual Rate
Alger Spectra Fund(a)	0.900%	0.750%	0.650%	0.860%
Alger Green Fund(b)	0.710	0.650	—	0.710
Alger Analyst Fund(b)	0.750	0.700	—	0.750
Alger Dynamic Opportunities Fund(b)	1.200	1.000	—	1.200
Alger Emerging Markets Fund(c)	1.100	—	—	1.100

(a) Tier 1 rate is paid on assets up to $2 billion, Tier 2 rate is paid on assets between $2 and $4 billion and Tier 3 rate is paid on assets in excess of $4 billion.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

(b) Tier 1 rate is paid on assets up to $1 billion and Tier 2 rate is paid on assets in excess of $1   billion.

(c) Tier 1 rate is paid on all assets.

Alger Management has established an expense cap for several share classes, effective through February 28, 2014, whereby it reimburses the share classes if annualized operating expenses (excluding interest, taxes, brokerage, and extraordinary expenses) exceed the rates, based on average daily net assets, listed below:

	CLASS				FEES WAIVED / REIMBURSED FOR THE YEAR ENDED
	A	C	I	Z	OCTOBER 31, 2013
Alger Spectra Fund	—	—	—	1.10%	$—
Alger Green Fund	1.35%	—	1.35%	—	16,781
Alger Analyst Fund	1.30	1.95%	1.30	—	135,604
Alger Dynamic Opportunities Fund	2.00	2.75	—	1.75	10,223
Alger Emerging Markets Fund	1.70	2.45	1.70	—	225,002

(b) Administration Fees: Fees incurred by each Fund, pursuant to the provisions of the Trust’s Administration Agreement with Fred Alger Management, Inc., are payable monthly and computed based on the average daily net assets of each Fund at the annual rate of 0.0275%.

(c) Distribution/Shareholder Servicing Fees: The Trust has adopted a distribution plan pursuant to which Class A shares, Class C shares and Class I shares of each Fund pay Alger Inc. a fee at the annual rate listed below of the respective average daily net assets of the share class of the designated Fund to compensate Alger Inc. for its activities and expenses incurred in distributing the share class and shareholder servicing. Fees charged may be more or less than the expenses incurred by Alger Inc.

SHARE CLASS	FEE RATE
A	0.25%
C	1.00
I	0.25

(d) Sales Charges: Purchases and sales of shares of the Funds may be subject to initial sales charges or contingent deferred sales charges. The contingent deferred sales charges are used by Alger Inc. to offset distribution expenses previously incurred. Sales charges do not represent expenses of the Trust.  For the year ended October 31, 2013, the initial sales charges and contingent deferred sales charges imposed, all of which were retained by Fred Alger & Company, Incorporated, the distributor (the “Distributor” or “Alger Inc.”), were as follows:

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

	INITIAL SALES CHARGES	CONTINGENT DEFERRED SALES CHARGES
Alger Spectra Fund	$4,390	$116,027
Alger Green Fund	1,112	156
Alger Analyst Fund	278	34
Alger Dynamic Opportunities Fund	169	—
Alger Emerging Markets Fund	33	—

(e) Brokerage Commissions: During the year ended October 31, 2013, Alger Spectra Fund, Alger Green Fund, Alger Analyst Fund, Alger Dynamic Opportunities Fund and Alger Emerging Markets Fund paid Alger Inc., an affiliate of Alger Management, $1,899,014, $7,709, $6,355, $10,996, and $309, respectively, in connection with securities transactions.

(f) Shareholder Administrative Fees: The Trust has entered into a shareholder administrative services agreement with Alger Management, to compensate Alger Management for its liaison and administrative oversight of Boston Financial Data Services, Inc., the transfer agent, and other related services.  The Funds compensate Alger Management at the annual rate of 0.0165% of their respective average daily net assets for the Class A and Class C shares and 0.01% of the daily net assets of the Class I shares and Class Z shares for these services.

Alger Management makes payments to intermediaries that provide sub-accounting services to omnibus accounts held by the Funds.  A portion of the fees paid by Alger Management to intermediaries that provide sub-accounting services are charged back to the appropriate Fund, subject to certain limitations, as approved by the Trust’s Board of Trustees.  For the year ended October 31, 2013, Alger Management charged back to Alger Spectra Fund, Alger Green Fund, Alger Analyst Fund, Alger Dynamic Opportunities Fund and Alger Emerging Markets Fund $653,495, $20,052, $156, $10,344 and $403, respectively, for these services, which are included in the transfer agent fees and expenses in the Statements of Operations.

(g) Trustees’ Fees: From November 1, 2012, through February 28, 2013, each Fund paid each trustee who is not affiliated with Alger Management or its affiliates $750 for each meeting attended, to a maximum of $3,000 per annum, plus travel expenses incurred for attending the meeting. The Chairman of the Board of Trustees received an additional annual fee of $15,000 which was paid, pro rata, by all U.S.-registered funds managed by Alger Management.  Additionally, each member of a Fund’s audit committee received $75 from the Fund for each audit committee meeting attended, to a maximum of $300 per annum.

Effective March 1, 2013, each Fund pays each trustee who is not affiliated with Alger Management or its affiliates $880 for each meeting attended, to a maximum of $3,520 per annum, plus travel expenses incurred for attending the meeting. The Chairman of the Board of Trustees receives an additional annual fee of $22,500 which is paid, pro rata, by all U.S.-registered funds managed by Alger Management.  Additionally, each member of a

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

Fund’s audit committee receives $75 from the Fund for each audit committee meeting attended, to a maximum of $300 per annum.

(h) Interfund Loans: The Funds, along with other funds advised by Alger Management, may borrow money from and lend money to each other for temporary or emergency purposes. To the extent permitted under its investment restrictions, each fund may lend uninvested cash in an amount up to 15% of its net assets to other funds.  If a fund has borrowed from other funds and has aggregate borrowings from all sources that exceed 10% of the fund’s total assets, such fund will secure all of its loans from other funds. The interest rate charged on interfund loans is equal to the average of the overnight time deposit rate and bank loan rate available to the funds.  As of October 31, 2013, Alger Spectra Fund lent $423,105, including interest, to an affiliated Fund at a rate of 1.10%, which was callable within seven calendar days.

During the year ended October 31, 2013, Alger Green Fund incurred interfund loan interest expense of $89. During the year ended October 31, 2013, Alger Spectra Fund earned interfund loan interest income of $18,589.

(i) Other Transactions with Affiliates: Certain officers of the Trust are directors and officers of Alger Management and Alger Inc.  At October 31, 2013, Alger Management and its affiliates owned the following shares:

	SHARE CLASS
	A	C	I	Z
Alger Spectra Fund	1,254,327	11,889	11,936	86
Alger Green Fund	—	—	—	—
Alger Analyst Fund	261,956	12,387	107,782	—
Alger Dynamic Opportunities Fund	171,886	93	—	1,537,065
Alger Emerging Markets Fund	209,709	101	1,018,606	—

NOTE 4 — Securities Transactions:

The following summarizes the securities transactions by the Trust, other than short-term securities, for the year ended October 31, 2013:

	PURCHASES	SALES
Alger Spectra Fund	$4,063,375,734	$3,124,204,374
Alger Green Fund	27,599,689	23,317,505
Alger Analyst Fund	8,854,010	7,344,698
Alger Dynamic Opportunities Fund	78,575,926	69,690,967
Alger Emerging Markets Fund	16,698,544	12,687,322

Written call and put options activity for the year ended October 31, 2013, was as follows:

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Alger Dynamic Opportunities Fund
Put Options outstanding at October 31, 2012	—	—
Put Options written	6	$8,683
Put Options closed	(6)	(8,683)
Put Options expired	—	—
Put Options exercised	—	—
Put Options outstanding at October 31, 2013	—	$—

Transactions in foreign securities may involve certain considerations and risks not typically associated with those of U.S. companies because of, among other factors, the level of governmental supervision and regulation of foreign security markets, and the possibility of political or economic instability.  Additional risks associated with investing in the emerging markets include increased volatility, limited liquidity,  and less stringent regulatory and legal system.

NOTE 5 — Borrowing:

The Funds may borrow from their custodian on an uncommitted basis. Each Fund pays the custodian a market rate of interest, generally based upon the London Interbank Offered Rate.  The Funds may also borrow from other funds advised by Alger Management, as discussed in Note 3(h).  For the year ended October 31, 2013, the Funds had the following borrowings:

	AVERAGE DAILY BORROWING	WEIGHTED AVERAGE INTEREST RATE
Alger Spectra Fund	$73,650	2.19%
Alger Green Fund	8,398	1.16
Alger Emerging Markets Fund	1,304	3.31

The highest amount borrowed during the year ended October 31, 2013 for each Fund was as follows:

HIGHEST BORROWING
Alger Spectra Fund	$8,004,687
Alger Green Fund	1,450,000
Alger Emerging Markets Fund	45,869

NOTE 6 — Share Capital:

(a)The Trust has an unlimited number of authorized shares of beneficial interest of $.001 par value which are presently divided into five series.  Each series is divided into separate classes.  The transactions of shares of beneficial interest were as follows:

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED OCTOBER 31, 2013		FOR THE YEAR ENDED OCTOBER 31, 2012
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Spectra Fund
Class A:
Shares sold	45,287,725	$683,072,567	45,427,769	$602,720,231
Shares converted from Class C	24	353	—	—
Dividends reinvested	2,252,531	31,129,979	965,034	11,397,047
Shares redeemed	(23,848,519)	(358,095,947)	(30,400,932)	(405,302,930)
Net increase	23,691,761	$356,106,952	15,991,871	$208,814,348
Class C:
Shares sold	12,612,487	$183,657,106	8,682,407	$112,978,375
Shares converted to Class A	(25)	(353)	—	—
Dividends reinvested	359,274	4,839,416	156,714	1,810,051
Shares redeemed	(3,779,068)	(54,428,109)	(1,866,514)	(23,959,125)
Net increase	9,192,668	$134,068,060	6,972,607	$90,829,301
Class I:
Shares sold	23,012,002	$351,911,818	21,744,474	$288,438,201
Dividends reinvested	849,067	11,810,520	372,250	4,426,050
Shares redeemed	(12,763,740)	(193,223,214)	(12,552,888)	(171,769,267)
Net increase	11,097,329	$170,499,124	9,563,836	$121,094,984
Class Z:
Shares sold	11,131,770	$169,271,617	17,038,370	$230,878,001
Dividends reinvested	127,982	1,773,829	8,232	97,547
Shares redeemed	(5,688,617)	(88,119,022)	(1,832,106)	(24,896,150)
Net increase	5,571,135	$82,926,424	15,214,496	$206,079,398

Alger Green Fund
Class A:
Shares sold	856,188	$6,665,788	560,394	$3,651,301
Dividends reinvested	5,321	36,929	—	—
Shares redeemed	(1,305,192)	(9,851,832)	(1,124,475)	(7,298,128)
Net decrease	(443,683)	$(3,149,115)	(564,081)	$(3,646,827)
Class C:
Shares sold	205,125	$1,522,536	52,354	$334,160
Shares redeemed	(103,848)	(753,438)	(96,843)	(620,365)
Net increase (decrease)	101,277	$769,098	(44,489)	$(286,205)
Class I:
Shares sold	2,225,380	$17,715,572	1,106,295	$7,166,621
Dividends reinvested	4,165	28,863	—	—
Shares redeemed	(1,179,827)	(9,144,950)	(1,414,340)	(9,215,196)
Net increase (decrease)	1,049,718	$8,599,485	(308,045)	$(2,048,575)

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED OCTOBER 31, 2013		FOR THE YEAR ENDED OCTOBER 31, 2012
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Analyst Fund
Class A:
Shares sold	104,504	$1,426,161	6,016	$63,442
Dividends reinvested	13,388	144,587	—	—
Shares redeemed	(7,135)	(85,360)	(7,129)	(76,600)
Net increase (decrease)	110,757	$1,485,388	(1,113)	$(13,158)
Class C:
Shares sold	3,250	$39,393	2,519	$24,580
Dividends reinvested	979	10,239	—	—
Shares redeemed	(616)	(7,345)	(2,166)	(22,132)
Net increase	3,613	$42,287	353	$2,448
Class I:
Shares sold	34,333	$429,117	30,775	$343,875
Dividends reinvested	6,061	65,396	—	—
Shares redeemed	(18,407)	(232,355)	(600)	(6,235)
Net increase	21,987	$262,158	30,175	$337,640

Alger Dynamic Opportunities Fund
Class A:
Shares sold	1,766,985	$21,021,586	1,491,387	$16,554,782
Dividends reinvested	—	—	14,638	150,770
Shares redeemed	(876,334)	(10,471,095)	(632,679)	(6,872,226)
Net increase (decrease)	890,651	$10,550,491	873,346	$(9,833,326)
Class C:
Shares sold	80,968	$959,730	36,133	$389,791
Dividends reinvested	—	—	812	8,299
Shares redeemed	(26,177)	(303,532)	(31,227)	(337,416)
Net increase	54,791	$656,198	5,718	$60,674
Class Z:
Shares sold	42,171	$532,501	454,959	$5,000,002
Dividends reinvested	—	—	15,859	163,669
Net increase	42,171	$532,501	470,818	$5,163,671

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED OCTOBER 31, 2013		FOR THE YEAR ENDED OCTOBER 31, 2012
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Emerging Markets Fund
Class A:
Shares sold	456,558	$4,161,014	86,388	$716,191
Dividends reinvested	2,372	21,041	—	—
Shares redeemed	(47,139)	(423,936)	(40,242)	(332,931)
Net increase	411,791	$3,758,119	46,146	$383,260
Class C:
Shares sold	35,256	$310,339	6,383	$51,452
Dividends reinvested	127	1,122	—	—
Shares redeemed	(1,968)	(17,871)	(5,573)	(42,798)
Net increase	33,415	$293,590	810	$8,654
Class I:
Shares sold	36,969	$340,089	6,037	$49,256
Dividends reinvested	19,290	170,139	—	—
Shares redeemed	(8,879)	(76,731)	(3,971)	(33,788)
Net increase	47,380	$433,497	2,066	$15,468

(b)Redemption Fee: The Funds may impose a 2.00% redemption fee on certain classes of Fund shares redeemed (including shares redeemed by exchange) within 30 days after such shares were acquired. The fees retained by the Funds are included as paid-in capital on the Statement of Assets and Liabilities.

NOTE 7 — Income Tax Information:

The tax character of distributions paid during the year ended October 31, 2013 and the year ended October 31, 2012 were as follows:

	FOR THE YEAR ENDED OCTOBER 31, 2013	FOR THE YEAR ENDED OCTOBER 31, 2012
Alger Spectra Fund
Distributions paid from:
Ordinary Income	$29,650,585	$6,729,730
Long-term capital gain	31,608,681	15,313,873
Total distributions paid	$61,259,266	$22,043,603
Alger Green Fund
Distributions paid from:
Ordinary Income	69,086	—
Long-term capital gain	—	—
Total distributions paid	$69,086	—

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED OCTOBER 31, 2013	FOR THE YEAR ENDED OCTOBER 31, 2012
Alger Analyst Fund
Distributions paid from:
Ordinary Income	101,253	—
Long-term capital gain	122,778	—
Total distributions paid	$224,031	—
Alger Dynamic Opportunities Fund
Distributions paid from:
Ordinary Income	—	337,126
Long-term capital gain	—	—
Return of capital	—	111
Total distributions paid	—	$337,237
Alger Emerging Markets Fund
Distributions paid from:
Ordinary Income	40,534	—
Long-term capital gain	—	—
Return of capital	152,564	—
Total distributions paid	$193,098	—

As of October 31, 2013 the components of accumulated gains (losses) on a tax basis were as follows:

Alger Spectra Fund
Undistributed ordinary income	$68,754,323
Undistributed long-term gains	$133,224,701
Net accumulated earnings	201,979,024
Capital loss carryforwards	—
Net unrealized appreciation	656,752,775
Total accumulated earnings	$858,731,799
Alger Green Fund
Undistributed ordinary income	$8,465
Undistributed long-term gains	2,695,295
Net accumulated earnings	2,703,760
Capital loss carryforwards	—
Net unrealized appreciation	15,860,251
Total accumulated earnings	$18,564,011

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Analyst Fund
Undistributed ordinary income	$440,638
Undistributed long-term gains	252,596
Net accumulated earnings	693,234
Capital loss carryforwards	—
Net unrealized appreciation	849,206
Total accumulated earnings	$1,542,440
Alger Dynamic Opportunities Fund
Undistributed ordinary income	$2,423,849
Undistributed long-term gains	1,382,289
Net accumulated earnings	3,806,138
Capital loss carryforwards	—
Net unrealized appreciation	4,363,198
Total accumulated earnings	$8,169,336
Alger Emerging Markets Fund
Undistributed ordinary income	—
Undistributed long-term gains	—
Net accumulated earnings	—
Capital loss carryforwards	(1,214,798)
Net unrealized appreciation	1,165,753
Total accumulated losses	$(49,045)

At October 31, 2013, the Funds, for federal income tax purposes, had capital loss carryforwards which expire as set forth in the table below. These amounts may be applied against future net realized gains until the earlier of their utilization.

Expiration Dates	Alger Emerging Markets Fund
POST ACT	$1,214,798
Total	1,214,798

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds after October 31, 2011 will not be subject to expiration (“POST ACT”).  In addition, losses incurred after October 31, 2011 must be utilized prior to the utilization of capital loss carryforwards above.  As of October 31, 2013, there were no capital loss carryforwards.

During the year ended October 31, 2013 the Alger Green Fund utilized $5,169,261 of its capital loss carryforwards.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is determined annually and is attributable primarily to the tax deferral of losses on wash sales, 988 currency transactions, nondeductible expenses on dividends sold short, the tax

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

treatment of partnerships investments, the realization of unrealized appreciation of passive foreign investment companies, and return of capital from real estate investment trust investments.

Permanent differences, primarily from net operating losses and real estate investment trusts and partnership investments sold by the Funds, resulted in the following reclassifications among each Fund’s components of net assets at October 31, 2013:

Alger Spectra Fund
Accumulated undistributed net investment income (accumulated loss)	$4,273,974
Accumulated net realized gain (accumulated realized loss)	$(4,273,974)
Paid-in Capital	$—

Alger Green Fund
Accumulated undistributed net investment income (accumulated loss)	$2,574
Accumulated net realized gain (accumulated realized loss)	$(2,574)
Paid-in Capital	$—

Alger Analyst Fund
Accumulated undistributed net investment income (accumulated loss)	$8,096
Accumulated net realized gain (accumulated realized loss)	$(8,096)
Paid-in Capital	$—

Alger Dynamic Opportunities Fund
Accumulated undistributed net investment income (accumulated loss)	$828,657
Accumulated net realized gain (accumulated realized loss)	$(828,657)
Paid-in Capital	$—

Alger Emerging Markets Fund
Accumulated undistributed net investment income (accumulated loss)	$168,005
Accumulated net realized gain (accumulated realized loss)	$(15,443)
Paid-in Capital	$(152,562)

NOTE 8 — Fair Value Measurements:

The major categories of securities and their respective fair value inputs are detailed in each Fund’s Schedule of Investments.  The following is a summary of the inputs used as of October 31, 2013 in valuing the Funds’ investments carried at fair value on a recurring basis. Based upon the nature, characteristics, and risks associated with their investments, the Funds have determined that presenting them by security type and sector is appropriate.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Spectra Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$845,554,087	$845,554,087	—	—
Consumer Staples	241,934,436	241,934,436	—	—
Energy	239,960,903	239,960,903	—	—
Financials	221,357,463	221,357,463	—	—
Health Care	526,714,583	526,714,583	—	—
Industrials	383,366,889	383,366,889	—	—
Information Technology	978,755,048	978,755,048	—	—
Materials	109,731,987	109,731,987	—	—
Telecommunication Services	63,657,580	63,657,580	—	—
TOTAL COMMON STOCKS	$3,611,032,976	$3,611,032,976	—	—
MASTER LIMITED PARTNERSHIP
Financials	41,162,364	41,162,364	—	—
REAL ESTATE INVESTMENT TRUST
Financials	23,823,502	15,923,502	7,900,000	—
TOTAL INVESTMENTS IN SECURITIES	$3,676,018,842	$3,668,118,842	$7,900,000	—
SECURITIES SOLD SHORT
COMMON STOCKS
Consumer Discretionary	54,552,513	54,552,513	—	—
Consumer Staples	8,018,437	8,018,437	—	—
Energy	33,633,145	33,633,145	—	—
Financials	30,982,010	30,982,010	—	—
Health Care	15,197,949	15,197,949	—	—
Industrials	13,705,400	13,705,400	—	—
Information Technology	66,171,064	66,171,064	—	—
Materials	26,355,721	26,355,721	—	—
TOTAL COMMON STOCKS	$248,616,239	$248,616,239	—	—

Alger Green Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	13,697,165	13,697,165	—	—
Consumer Staples	4,654,973	4,654,973	—	—
Energy	324,312	324,312	—	—
Financials	1,945,626	1,945,626	—	—
Health Care	5,455,973	5,455,973	—	—
Industrials	14,794,430	14,794,430	—	—
Information Technology	20,014,342	20,014,342	—	—
Materials	3,974,972	3,974,972	—	—
Utilities	1,962,784	1,962,784	—	—
TOTAL COMMON STOCKS	$66,824,577	$66,824,577	—	—
CONVERTIBLE CORPORATE BONDS
Industrials	124,781	—	124,781	—
TOTAL INVESTMENTS IN SECURITIES	$66,949,358	$66,824,577	$124,781	—

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Analyst Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$1,896,146	$1,896,146	—	—
Consumer Staples	358,920	358,920	—	—
Energy	370,820	370,820	—	—
Financials	272,065	272,065	—	—
Health Care	1,006,359	1,006,359	—	—
Industrials	868,572	868,572	—	—
Information Technology	1,310,895	1,310,895	—	—
Materials	409,988	409,988	—	—
Telecommunication Services	59,296	59,296	—	—
TOTAL COMMON STOCKS	$6,553,061	$6,553,061	—	—
MASTER LIMITED PARTNERSHIP
Financials	129,653	129,653	—	—
TOTAL INVESTMENTS IN SECURITIES	$6,682,714	$6,682,714	—	—

Alger Dynamic Opportunities Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	7,582,835	7,582,835	—	—
Consumer Staples	1,405,625	1,405,625	—	—
Energy	4,577,452	4,577,452	—	—
Financials	2,026,213	2,026,213	—	—
Health Care	5,436,878	5,436,878	—	—
Industrials	3,348,600	3,348,600	—	—
Information Technology	11,485,102	11,485,102	—	—
Materials	2,900,275	2,900,275	—	—
TOTAL COMMON STOCKS	$38,762,980	$38,762,980	—	—
MASTER LIMITED PARTNERSHIP
Financials	1,416,594	1,416,594	—	—
REAL ESTATE INVESTMENT TRUST
Financials	347,990	347,990	—	—
RIGHTS
Health Care	25,932	—	—	25,932
TOTAL INVESTMENTS IN SECURITIES	$40,553,496	$40,527,564	—	$25,932
SECURITIES SOLD SHORT
COMMON STOCKS
Consumer Discretionary	1,959,731	1,959,731	—	—
Consumer Staples	385,423	385,423	—	—
Energy	1,762,592	1,762,592	—	—
Financials	2,006,983	2,006,983	—	—
Health Care	1,626,048	1,626,048	—	—
Industrials	806,262	806,262	—	—
Information Technology	2,866,224	2,866,224	—	—
Materials	779,576	779,576	—	—
TOTAL COMMON STOCKS	$12,192,839	$12,192,839	—	—

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Emerging Markets Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$2,559,899	$2,559,899	—	—
Consumer Staples	1,611,364	1,516,465	94,899	—
Energy	913,187	913,187	—	—
Financials	3,130,621	3,130,621	—	—
Health Care	276,398	276,398	—	—
Industrials	2,075,799	2,075,799	—	—
Information Technology	2,854,517	2,854,517	—	—
Materials	1,338,078	1,338,078	—	—
Telecommunication Services	175,766	175,766	—	—
Utilities	212,990	212,990	—	—
TOTAL COMMON STOCKS	$15,148,619	$15,053,720	$94,899	—
PREFERRED STOCKS
Energy	103,972	103,972	—	—
REAL ESTATE INVESTMENT TRUST
Financials	122,866	122,866	—	—
TOTAL INVESTMENTS IN SECURITIES	$15,375,457	$15,280,558	$94,899	—

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Dynamic Opportunities Fund	Rights
Opening balance at November 1, 2012	$25,932
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net unrealized gain (loss) on investments	—
Purchases, issuances, sales, and settlements
Purchases	—
Issuances	—
Sales	—
Settlements	—
Closing balance at October 31, 2013	25,932
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation (depreciation) relating to investments still held at 10/31/2013	$25,932

On October 31, 2013, there were no transfers of securities between Level 1 and Level 2.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

Certain of the Fund’s assets and liabilities are held at carrying amount or face value, which approximates fair value for financial statement purposes. As of October 31, 2013, such assets are categorized within the disclosure hierarchy as follows:

	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
Cash, Foreign Cash and Cash equivalents:
Alger Spectra Fund	$42,013,713	$42,013,713	—	—
Alger Green Fund	2,675,994	2,675,994	—	—
Alger Analyst Fund	1,164,935	1,164,935	—	—
Alger Dynamic Opportunities Fund	30,584,646	30,584,646	—	—
Alger Emerging Markets Fund	628,428	628,428	—	—
Receivable for interfund loans:
Alger Spectra Fund	$423,105	$423,105	—	—
Total	$77,490,821	$77,490,821	—	—

NOTE 9 — Derivatives:

Financial Accounting Standards Board Accounting Standards Codification 815 — Derivatives and Hedging (“ASC 815”) requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

Forward currency contracts—In connection with portfolio purchases and sales of securities denominated in foreign currencies, the Funds may enter into forward currency contracts. Additionally, each Fund may enter into such contracts to economically hedge certain other foreign currency denominated investments. These contracts are valued at the current cost of covering or offsetting such contracts, and the related realized and unrealized foreign exchange gains and losses are included in the statement of operations. In the event that counterparties fail to settle these currency contracts or the related foreign security trades, a Fund could be exposed to foreign currency fluctuations.

Options—The Funds seek to capture the majority of the returns associated with equity market investments. To meet this investment goal, the Funds invest in a broadly diversified portfolio of common stocks, while also buying and selling call and put options on equities and equity indices.  The Funds purchase call options to increase their exposure to the stock market and also provide diversification of risk.  The Funds purchase put options in order to protect from significant market declines that may occur over a short period of time.  The Funds will write covered call and cash secured put options to generate cash flows while reducing the volatility of the Funds’ portfolios.  The cash flows may be an important source of the Funds’ returns, although written call options may reduce the Funds’ ability to profit from increases in the value of the underlying security or equity portfolio.  The value of a call option generally increases as the price of the underlying stock increases and decreases as the stock decreases in price.  Conversely, the value of a put option generally increases as the price of the underlying stock decreases and decreases as the stock increases in price.  The combination of the diversified stock portfolio and the purchase and sale of options is intended to provide the Funds with the

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

majority of the returns associated with equity market investments but with reduced volatility and returns that are augmented with the cash flows from the sale of options. During the year ended October 31, 2013, options were used in accordance with these objectives.

There were no derivative transactions outstanding for the year ended October 31, 2013.

For the year ended October 31, 2013, Alger Dynamic Opportunities Fund had option purchases of $91,005 and option sales of $43,684.  The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2013, is as follows:

NET REALIZED LOSS ON INVESTMENTS AND OPTIONS

Alger Dynamic Opportunities Fund

Derivatives not accounted for as hedging instruments	Options
Purchased Options	$(56,392)
Written Options	2,521
Total	$(53,871)

NET CHANGE IN UNREALIZED DEPRECIATION ON INVESTMENTS, OPTIONS

Alger Dynamic Opportunities Fund

Derivatives not accounted for as hedging instruments	Options
Purchased Options	$(3,124)
Written Options	—
Total	$(3,124)

NOTE 10 — Recent Accounting Pronouncements:

In December 2011, the FASB issued ASU 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”), which provides guidance regarding balance sheet offsetting disclosures.  The amendments in ASU 2011-11 require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effects of those arrangements on its financial position. Entities are required to disclose gross information and net information about both instruments and transactions eligible for offset in the statement of assets and liabilities and transactions subject to an agreement similar to a master netting arrangement. The objective of ASU 2011-11 is to facilitate comparison between those entities that prepare their financial statements on the basis of GAAP and those entities that prepare their financial statements on the basis of IFRS.  In January 2013, the FASB issued ASU No. 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, which narrows the scope required by the new disclosures of ASU 2011-11. The new guidance is effective for annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact that this guidance will have on its financial statements.

In June 2013, the FASB issued ASU 2013-08, Financial Services — Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements (“ASU 2013-08”). The amendments in ASU 2013-08 include an accounting update that modifies the criteria used in defining an investment company under GAAP and sets forth

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

certain measurement and disclosure requirements. This update requires an investment company to measure noncontrolling interests in another investment company at fair value and requires an entity to disclose the fact that it is an investment company, and provide information about changes, if any, in its status as an investment company. An entity will also need to include disclosures around financial support that has been provided or is contractually required to be provided to any of its investees. The new guidance is effective for annual reporting periods beginning on or after January 1, 2014. The Funds do not believe that this will have a material impact on the financial statements.

NOTE 11 — Subsequent Events:

Management of each Fund has evaluated events that have occurred subsequent to October 31, 2013 through the issuance date of the financial statements.  No such events have been identified which require recognition and disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

The Alger Funds II:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Alger Funds II, comprised of the Alger Spectra Fund, Alger Green Fund, Alger Analyst Fund, Alger Dynamic Opportunities Fund, and Alger Emerging Markets Fund (the “Funds”) as of October 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended,  and the financial highlights for each of the five years in the period then ended, (the period November 2, 2009 (commencement of operations) to October 31, 2010, the year ended October 31, 2011, the year ended October 31, 2012, and the year ended October 31, 2013 for the Alger Dynamic Opportunities Fund, and the period December 29, 2010 (commencement of operations) to October 31, 2011, the year ended October 31, 2012 and the year ended October 31, 2013 for the Alger Emerging Markets Fund). These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting The Alger Funds II as of October 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended (the period November 2, 2009 (commencement of operations) to October 31, 2010, the year ended October 31, 2011, the year ended October 31, 2012 and the year ended October 31, 2013 for the Alger Dynamic Opportunities Fund, and the period December 29, 2010 (commencement of operations) to October 31, 2011, the year ended October 31, 2012 and October 31, 2013 for the Alger Emerging Markets Fund) in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

New York, New York

December 23, 2013

THE ALGER FUNDS II

ADDITIONAL INFORMATION (Unaudited)

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: transaction costs, if applicable, including sales charges (loads) and redemption fees; and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting May 1, 2013 and ending October 31, 2013.

Actual Expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you would have paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid during the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) and redemption fees. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During the Six Months Ended October 31, 2013(a)	Annualized Expense Ratio For the Six Months Ended October 31, 2013(b)
Alger Spectra Fund
Class A	Actual	$1,000 .00	$1,157 .23	$8 .26	1 .52%
	Hypothetical(c)	1,000 .00	1,017 .54	7 .73	1 .52
Class C	Actual	1,000 .00	1,152 .84	12 .37	2 .28
	Hypothetical(c)	1,000 .00	1,013 .71	11 .57	2 .28
Class I	Actual	1,000 .00	1,157 .62	8 .16	1 .50
	Hypothetical(c)	1,000 .00	1,017 .64	7 .63	1 .50
Class Z	Actual	1,000 .00	1,158 .59	6 .53	1 .20
	Hypothetical(c)	1,000 .00	1,019 .16	6 .11	1 .20

Alger Green Fund
Class A	Actual	$1,000 .00	$1,138 .78	$7 .28	1 .35%
	Hypothetical(c)	1,000 .00	1,018 .40	6 .87	1 .35
Class C	Actual	1,000 .00	1,132 .89	11 .61	2 .16
	Hypothetical(c)	1,000 .00	1,014 .32	10 .97	2 .16
Class I	Actual	1,000 .00	1,138 .96	7 .28	1 .35
	Hypothetical(c)	1,000 .00	1,018 .40	6 .87	1 .35

Alger Analyst Fund
Class A	Actual	$1,000 .00	$1,154 .87	$7 .06	1 .30%
	Hypothetical(c)	1,000 .00	1,018 .65	6 .61	1 .30
Class C	Actual	1,000 .00	1,152 .72	10 .58	1 .95
	Hypothetical(c)	1,000 .00	1,015 .38	9 .91	1 .95
Class I	Actual	1,000 .00	1,155 .96	7 .06	1 .30
	Hypothetical(c)	1,000 .00	1,018 .65	6 .61	1 .30

Alger Dynamic Opportunities Fund
Class A	Actual	$1,000 .00	$1,090 .45	$13 .59	2 .58%
	Hypothetical(c)	1,000 .00	1,012 .20	13 .09	2 .58
Class C	Actual	1,000 .00	1,086 .06	17 .51	3 .33
	Hypothetical(c)	1,000 .00	1,008 .42	16 .86	3 .33
Class Z	Actual	1,000 .00	1,091 .60	12 .34	2 .34
	Hypothetical(c)	1,000 .00	1,013 .41	11 .88	2 .34

		Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During the Six Months Ended October 31, 2013(a)	Annualized Expense Ratio For the Six Months Ended October 31, 2013(b)
Alger Emerging Markets Fund
Class A	Actual	$1,000 .00	$1,035 .71	$8 .72	1 .70%
	Hypothetical(c)	1,000 .00	1,016 .64	8 .64	1 .70
Class C	Actual	1,000 .00	1,030 .63	12 .54	2 .45
	Hypothetical(c)	1,000 .00	1,012 .85	12 .43	2 .45
Class I	Actual	1,000 .00	1,034 .82	8 .77	1 .70
	Hypothetical(c)	1,000 .00	1,016 .59	8 .69	1 .70

(a)	Expenses are equal to the annualized expense ratio of the respective share class, multiplied by the average account value over the period, multiple by 184/365 (to reflect the one-half year period).
(b)	Annualized.
(c)	5% annual return before expenses.

Tax Information

In accordance with subchapter M of the Internal Revenue Code of 1986, as amended, for the year ended October 31, 2013, 87.02% of the Alger Spectra Fund, 100% of the Alger Green Fund, 32.23% of the Alger Analyst Fund, and 5.95% of the Alger Emerging Markets Fund’s dividends qualified for the dividends received deduction for corporations.  For the year ended October 31, 2013, certain dividends paid by the Funds may be subject to a maximum rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  Of the distributions paid during the fiscal year, 100% of the Alger Spectra Fund, 100% of the Alger Green Fund, 37.27% of the Alger Analyst Fund, and 47.43% of the Alger Emerging Markets Fund’s dividend may be considered qualified dividend income.

Shareholders should not use the above information to prepare their tax returns.  Since the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2013.  Such notification, which will reflect the amount to be used by tax payers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2014.  Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

Trustees and Officers of the Trust

Information about the trustees and officers of the Trust is set forth below.  In the table the term “Alger Fund Complex” refers to the Trust, The Alger Portfolios, The Alger Institutional Funds, Alger Global Growth Fund and The Alger Funds II, each of which is a registered investment company managed by Fred Alger Management, Inc. (“Alger Management”).  Each Trustee serves until an event of termination, such as death or resignation or until his successor is duly elected; each officer’s term of office is one year.  Unless otherwise noted, the address of each person named below is 360 Park Avenue South, New York, NY 10010.

Name, Age, Position with the Fund	Principal Occupations	Trustee and/or Officer Since	Number of Funds in the Alger Fund Complex which are Overseen by Trustee
INTERESTED TRUSTEE

Hilary M. Alger (52)	Director of Development, Pennsylvania Ballet since 2004; Associate Director of Development, College of Arts and Sciences and Graduate School, University of Virginia 1999-2003.	2003	25

NON-INTERESTED TRUSTEE

Charles F. Baird, Jr. (60)	Managing Partner of North Castle Partners, a private equity securities group; Chairman of Leiner Health Products, Enzymatic Therapy and Caleel & Hayden (skincare business); former Chairman of Elizabeth Arden Day Spas, Naked Juice, Equinox (fitness company) and EAS (manufacturer of nutritional products). Formerly Managing Director of AEA Investors, Inc.	2000	25

Roger P. Cheever (68	Associate Vice President for Principal Gifts, and Senior Associate Dean for Development in the Faculty of Arts and Sciences at Harvard University; Formerly Deputy Director of the Harvard College Fund.	2000	25

Lester L. Colbert Jr. (79)	Private investor since 1988; Formerly Chairman of the Board, President and Chief Executive Officer of Xidex Corporation (manufacturer of computer information media).	2000	25

Stephen E. O’Neil (81)	Attorney. Private Investor since 1981. Formerly of Counsel to the law firm of Kohler & Barnes.	1986	25

David Rosenberg (51)	Associate Professor of Law since January 2006 (Assistant Professor 2000-2005), Zicklin School of Business, Baruch College, City University of New York.	2007	25

Nathan E. Saint-Amand M.D. (76)	Medical doctor in private practice; Member of the Board of the Manhattan Institute (non-profit policy research) since 1988; Formerly Co-Chairman, Special Projects Committee, Memorial Sloan Kettering.	1986	25

Name, Age, Position with the Fund	Principal Occupations	Trustee and/or Officer Since	Number of Funds in the Alger Fund Complex which are Overseen by Trustee
OFFICERS

Hal Liebes (49) President	Executive Vice President, Chief Operating Officer, Chief Legal Officer and Secretary of Alger Management and Alger Inc.; Director since 2006 of Alger Management, Alger Inc. and Resources.	2005	N/A

Lisa A. Moss (48) Secretary	Senior Vice President since 2009, and Vice President and Assistant General Counsel of Alger Management since June 2006.	2006	N/A

Michael D. Martins (48) Treasurer	Senior Vice President of Alger Management; Assistant Treasurer since 2004.	2005	N/A

Anthony S. Caputo (58) Assistant Treasurer	Employed by Alger Management since 1986, currently serving as Vice President.	2007	N/A

Sergio M. Pavone (52) Assistant Treasurer	Employed by Alger Management since 2002, currently serving as Vice President.	2007	N/A

Barry J. Mullen (60) Chief Compliance Officer	Senior Vice President and Chief Compliance officer for Alger Management since May 2006.	2006	N/A

Steven B. Levine (27) Assistant Secretary	Paralegal at Alger Management since 2012. Senior Paralegal at the Dreyfus Corporation from 2008 — 2012.	2012	N/A

Ms. Alger is an “interested person” (as defined in the Investment Company Act) of the Fund because of her affiliations with Alger Management.  No Trustee is a director of any public company except as indicated under “Principal Occupations”.

The Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge upon request by calling (800) 992-3863.

Investment Management Agreement Renewal

At an in-person meeting held on September 24, 2013, the Trustees, including the Independent Trustees, unanimously approved renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust and Fred Alger Management, Inc. (“Alger Management”). The Independent Trustees were assisted in their review by independent legal counsel and met with such counsel in executive session separate from representatives of Alger Management.

In evaluating the Agreement, the Trustees drew on materials that they had requested and which were provided to them in advance of the meeting by Alger Management and by counsel. The materials covered, among other matters, (i) the nature, extent and quality of the services provided by Alger Management under the Agreement, (ii) the investment performance of each of the Trust’s portfolios (each a “Fund”), (iii) the costs to Alger Management of its services and the profits realized by Alger Management and Fred Alger & Company, Incorporated (“Alger Inc.”) from their relationship with the Trust, and (iv) the extent to which economies of scale would be realized if and as the Funds grow and whether the fee levels in the Agreement reflect these economies of scale. These materials included an analysis of the Funds and Alger Management’s services by FUSE Research Network LLC (“FUSE”), an independent consulting firm selected by the Trust’s Chief Compliance Officer and having no other material relationship with Alger Management or its affiliates. FUSE’s specialties include, among other things, assistance to fund trustees and directors in their review of advisory contracts pursuant to section 15(c) of the Investment Company Act of 1940, as amended. At the September meeting of the Trustees, senior FUSE personnel reviewed with the Trustees a presentation covering all of the Funds.

In deciding whether to approve renewal of the Agreement, the Trustees considered various factors, including those enumerated above. They also considered other direct and indirect benefits to Alger Management and its affiliates from their relationship with the Trust.

Nature, Extent and Quality of Services.  In considering the nature, extent and quality of the services provided by Alger Management pursuant to the Agreement, the Trustees relied on their prior experience as Trustees of the Trust, their familiarity with the personnel and resources of Alger Management and its affiliates, and the materials provided at the meeting.  They noted that under the Agreement Alger Management is responsible for managing the investment operations of the Funds. The Trustees reviewed the background and experience of Alger Management’s senior investment management personnel, including the individuals currently responsible for the investment operations of the Funds. They also considered the resources and practices of Alger Management in managing each Fund’s portfolio, as well as Alger Management’s overall investment management business.  They noted especially Alger Management’s established expertise in managing portfolios of “growth” stocks and that, according to an analysis provided by FUSE, the characteristics of each Fund had been consistent with those of a fund that holds itself out to investors as growth-oriented. The Trustees concluded that Alger Management’s experience, resources and strength in the areas of importance to the Funds are considerable.  The Trustees considered the level and depth of Alger Management’s ability to execute portfolio transactions to effect investment decisions, including those through Alger Inc.  They also noted that certain administrative, compliance, reporting and accounting services necessary for the conduct of the Trust’s affairs are provided under a separate Administration Agreement with Alger Management. The Trustees also considered the control and compliance environment at Alger Management and within the Trust.

Investment Performance of the Funds.  Drawing upon information provided at the meeting by Alger Management as well as FUSE and upon reports provided to the Trustees by Alger Management throughout the preceding year, the Trustees reviewed each Fund’s returns for the year-to-date (at 6/30/13), second-quarter of 2013, 1-, 3- and 5-year and longer periods to the extent available (and its year-by-year returns), together with supplemental data through 8/31/13, and compared them with benchmark and peer-group data for the same periods. They noted that the performance for the year ending 6/30/13, the year to date and the second quarter of 2013 of the Analyst Fund, the Green Fund and the Emerging Markets Fund had surpassed that of their benchmarks and the medians of their peer groups, and that the Dynamic Opportunities Fund, while falling short of its benchmark for those periods, had (with the exception of its C Shares in the second quarter of 2013) equaled or surpassed the median for its peers. On the other hand, Spectra Fund had fallen short of its peer medians during those periods and failed to meet its benchmark in the year to date or during the second quarter of 2013; this contrasted with generally superior performance by Spectra Fund against its peers and often against its benchmark in earlier periods. Representatives of Alger Management discussed with the Trustees the recent performance of each Fund. On the basis of these discussions and their review, the Trustees determined that the performance of the Funds was acceptable.

Fund Fees and Expense Ratios; Profitability to Alger Management and its Affiliates.  The Trustees reviewed each Fund’s management fee and expense ratio and compared them with those of a group of comparable funds. In order to assist the Trustees in this comparison, FUSE had provided the Trustees with comparative information with respect to the advisory fees and expense ratios of relevantly similar funds. That information indicated that the fees for the Green Fund, Analyst Fund and Dynamic Opportunities Fund were at or below the median for their peers while those of the Emerging Markets Fund and Spectra Fund exceeded their medians (but not so far as to place the Fund in the top quartile of peer-fund fees). As to the latter two Funds, the Trustees noted that contractual expense-reimbursement commitments by Alger Management maintained the expense ratios of the Emerging Markets Fund virtually at median levels, while the ranking of the Spectra Fund fee did not reflect the effect of an applicable fee breakpoint. Of the 16 expense ratios for the Funds’ various share classes, five were below or at their peer medians and three more were just above the applicable median; of the remaining eight, only three placed in the top quartile of the applicable reference group. Two of these were for very small Funds, which therefore suffered in comparison with their peers, and the remaining one, with assets below $28 million, was for a Fund showing strong recent performance against its peers and its benchmark. The Trustees determined that this information should be taken into account in weighing the size of the fee against the nature, extent and quality of the services provided.  The Trustees also considered fees paid to Alger Management by three other types of clients, specifically mutual funds for which Alger Management was sub-adviser, separately managed institutional accounts, and wrap programs. The Trustees determined that in all three cases the fees were of doubtful relevance for purposes of comparison with those of the Funds because of the differences in services provided by Alger Management to those types of clients as opposed to the Funds, but that to the extent that meaningful comparison was practicable, the differences in services adequately explained the differences in the fees. The Trustees then considered the profitability of the Investment Advisory Agreement to Alger Management and its affiliates, and the methodology used by Alger Management in determining such profitability.  The Trustees reviewed previously-provided data on each Fund’s profitability to Alger Management and its affiliates for the year ended June 30, 2013. After discussing with representatives of Alger Management and FUSE the expense-allocation practices used in computing the costs that formed the bases of the profitability calculations, the Trustees turned to the profitability data provided. After analysis and discussion, they concluded in each case that, to the extent that Alger Management’s and its affiliates’ relationships with the Fund had been profitable, the profit margin was not unacceptable.

Economies of Scale.  On the basis of their discussions with management and their analysis of information provided at the meeting, the Trustees determined that the nature of the Funds and their operations is such that Alger Management is likely to realize economies of scale in the management of each Fund at some point as (and if) it grows in size. In that connection they noted that in 2012 they and Alger Management had revised the advisory fee schedules in the Agreement to reflect fee reductions for each Fund (other than the Alger Emerging Markets Fund) at specified Fund asset levels (“breakpoints”) in the expectation that such a measure would have the effect of lowering a Fund’s overall management fee as the Fund grew past a breakpoint, thus sharing with the Fund’s shareholders the economies of scale achieved by Alger Management in managing the growing Fund. (The Emerging Markets Fund, with assets at 6/30/13 of less than $12 million and for which Alger Management was waiving some of its management fees, was deemed too small realistically to merit the institution of fee breakpoints.)

Other Benefits to Alger Management.  The Trustees considered whether Alger Management benefits in other ways from its relationship with the Trust.  They noted that Alger Management maintains soft-dollar arrangements in connection with the Funds’ brokerage transactions, reports on which are regularly supplied to the Trustees at their quarterly meetings and summaries of which, listing soft-dollar commissions by Fund for the twelve months through June 30, 2013, had been included in the materials supplied prior to the meeting.  The Trustees also noted that Alger Management receives fees from the Funds under the Administration Agreement and the Shareholder Administrative Services Agreement and that Alger Inc. provides a considerable portion of the Funds’ equity brokerage and receives shareholder servicing fees from the Funds as well.  The Trustees had been provided with information regarding, and had considered, the administration fee, shareholder administrative services fee, brokerage and shareholder servicing fee benefits in connection with their review of the profitability to Alger Management and its affiliates of their relationships with the Funds. As to other benefits received, the Trustees decided that none were so significant as to render Alger Management’s fees excessive.

Conclusions and Determinations. At the conclusion of these discussions, each of the Independent Trustees expressed the opinion that he had been furnished with sufficient information to make an informed business decision with respect to renewal of the Investment Advisory Agreement.  Based on its discussions and considerations as described above, the Board made the following conclusions and determinations in respect of each Fund:

•                  The Board concluded that the nature, extent and quality of the services provided to the Fund by Alger Management are adequate and appropriate.

•                  The Board determined that the Fund’s performance was acceptable.

•                  The Board concluded that the advisory fee paid to Alger Management by the Fund was reasonable in light of comparative performance and expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by Alger Management and its affiliates from the relationship with the Fund.  The Trustees noted in the case of certain Funds that Alger Management had voluntarily undertaken to cap Fund expenses through expense reimbursements and fee waivers, thus in effect lowering the fees it actually received from the Fund.

•                  With respect to each Fund other than the Alger Emerging Markets Fund, the Board accepted Alger Management’s acknowledgement that economies of scale were likely to be achieved in the management of the Fund and determined that the recently-adopted fee breakpoints provided a means by which Alger Management would share the benefits of such economies with Fund shareholders.

The Board considered these conclusions and determinations and, without any one factor being dispositive, determined with respect to each Fund that renewal of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders.

Privacy Policy

U.S. Consumer Privacy Notice Rev. 01/2011	3/31/11

FACTS	WHAT DOES ALGER DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information, which, under Federal law, means personally identifiable information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us.

This information can include:

• Social Security number

• account balances, transaction history and credit information

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Alger chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Alger share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For our marketing purposes — with service providers we use to offer our products and services to you	Yes	No

For joint marketing with other financial companies	No	We don’t share

For our affiliates’ everyday business purposes—information about your transactions and experiences	Yes	No

For our affiliates’ everyday business purposes—information about your creditworthiness	No	We don’t share

For nonaffiliates to market to you — for all credit card accounts	No	We don’t share

For nonaffiliates to market to you — for accounts and services endorsed by another organization	No	We don’t share

For nonaffiliates to market to you — for accounts other than credit card accounts and Sponsored Accounts, such as insurance, investments, deposit and lending	No	We don’t share

Who we are

Who is providing this notice?

Alger includes Fred Alger Management, Inc. and Fred Alger & Company, Incorporated as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, and Alger Global Growth Fund.

What we do

How does Alger protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. For more information visit alger.com.

How does Alger collect my personal information?

We collect your personal information, for example, when you:

• open an account or perform transactions

• seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit some but not all sharing related to:

• sharing for affiliates’ everyday business purposes — information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• Our affiliates include Fred Alger Management, Inc. and Fred Alger & Company, Incorporated as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, and Alger Global Growth Fund.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

Proxy Voting Policies

A description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available, without charge, by calling (800) 992-3863 or online on the Funds’ website at www.alger.com or on the SEC’s website at www.sec.gov.

Fund Holdings

The Board of Trustees has adopted policies and procedures relating to disclosure of the Funds’ portfolio securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Funds.

Generally, the policies prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Funds’ shares and other parties which are not employed by the Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Funds) are acceptable.

The Funds make their full holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Funds’ fiscal quarter.  The Funds’ Forms N-Q are available online on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

In addition, the Funds make publicly available their respective month-end top 10 holdings with a 15 day lag and their month-end full portfolios with a 60 day lag on their website www.alger.com and through other marketing communications (including printed advertising/sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.

In accordance with the foregoing, the Funds provide portfolio holdings information to service providers who provide necessary or beneficial services when such service providers need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law. From time to time, the Funds will communicate with these service providers to confirm that they understand the Funds’ policies and procedures regarding such disclosure. This agreement must be approved by the Funds’ Chief Compliance Officer.

The Board of Trustees periodically reviews a report disclosing the third parties to whom each Fund’s holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the Fund and its shareholders.

In addition to material the Funds routinely provide to shareholders, the Manager may, upon request, make additional statistical information available regarding the Funds.  Such information will include, but not be limited to, relative weightings and characteristics of Fund portfolios versus their respective index and security specific impact on overall portfolio performance.  Please contact the Funds at (800) 992-3863 to obtain such information.

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THE ALGER FUNDS II

360 Park Avenue South

New York, NY 10010

(800) 992-3863

www.alger.com

Investment Manager

Fred Alger Management, Inc.

360 Park Avenue South

New York, NY 10010

Distributor

Fred Alger & Company, Incorporated

360 Park Avenue South

New York, NY 10010

Transfer Agent and Dividend Disbursing Agent

Boston Financial Data Services, Inc.

P.O. Box 8480

Boston, MA 02266

This report is submitted for the general information of the shareholders of The Alger Funds II. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Trust, which contains information concerning the Trust’s investment policies, fees and expenses as well as other pertinent information.

AFIIAR

ITEM 2.  CODE OF ETHICS.

(a)   The Registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)   Not applicable.

(c)    The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)   The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)    Not applicable.

(f)     The Registrant’s Code of Ethics is attached as an Exhibit hereto.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant determined that Stephen E. O’Neil is an audit committee financial expert (within the meaning of that phrase specified in the instructions to Form N-CSR) on the Registrant’s audit committee.  Mr. O’Neil is an “independent” trustee — i.e., he is not an interested person of the Registrant as defined in the Investment Company Act of 1940, nor has he accepted directly or indirectly any consulting, advisory or other compensatory fee from the Registrant, other than in his capacity as Trustee.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees:

October 31, 2013	$130,000
October 31, 2012	$124,000

b) Audit-Related Fees: NONE

c) Tax Fees for tax advice, tax compliance and tax planning:

October 31, 2013	$26,500
October 31, 2012	$24,930

d) All Other Fees:

October 31, 2013	$9,370
October 31, 2012	$8,920

Other fees include a review and consent for Registrants registration statement filing and a review of the semi-annual financial statements.

e) 1) Audit Committee Pre-Approval Policies And Procedures:

Audit and non-audit services provided by the Registrant’s independent registered public accounting firm (the “Auditors”) on behalf the Registrant must be pre-approved by the Audit Committee.  Non-audit services provided by the Auditors on behalf of the Registrant’s Investment Adviser or any entity controlling, controlled by, or under common control with the Investment Adviser must be pre-approved by the Audit Committee if such non-audit services directly relate to the operations or financial reporting of the Registrant.

2) All fees in item 4(b) through 4(d) above were approved by the Registrants’ Audit Committee.

f) Not Applicable

g) Non-Audit Fees:

October 31, 2013	$190,902, €69,272, and £26,800
October 31, 2012	$221,557 and €42,600

h) The audit committee of the board of trustees has considered whether the provision of the non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control, with the adviser that provides ongoing services to the registrant that were not approved pursuant to (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principle accountant’s independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.  INVESTMENTS.

Not applicable

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the Registrant’s internal control over financial reporting occurred during the Registrant’s second fiscal half-year that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a) (1) Code of Ethics as Exhibit 99.CODE ETH

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Alger Funds II

By:	/s/Hal Liebes

Hal Liebes

President

Date:  December 17, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hal Liebes

Hal Liebes

President

Date:  December 17, 2013

By:	/s/Michael D. Martins

Michael D. Martins

Treasurer

Date:  December 17, 2013